Dated ____________________ 2025
up to $55,000,000
TERM LOAN FACILITY
DIANA SHIPPING INC.
as Borrower
WAKE SHIPPING COMPANY INC.
KIRIBATI SHIPPING COMPANY
INC.
JEMO SHIPPING COMPANY INC.
MAKUR SHIPPING COMPANY INC.
TOKU SHIPPING COMPANY INC.
as Guarantors
NATIONAL BANK OF GREECE S.A.
as Original Lender
FACILITY AGREEMENT

relating to a financing for general corporate liquidity purposes of the Borrower

Index
Clause
Page
Section 1 Interpretation ...........................................................................................................................
2
1
Definitions and Interpretation ....................................................................................................
2
Section 2 The Facility
..............................................................................................................................27
2
The Facility
.................................................................................................................................27
3
Purpose......................................................................................................................................27
4
Conditions of Utilisation
............................................................................................................28
Section 3 Utilisation................................................................................................................................30
5
Utilisation ..................................................................................................................................30
Section 4 Repayment, Prepayment and Cancellation
............................................................................31
6
Repayment ................................................................................................................................31
7
Prepayment and Cancellation ...................................................................................................31
Section 5 Costs of Utilisation
..................................................................................................................35
8
Interest ......................................................................................................................................35
9
Interest Periods .........................................................................................................................37
10
Changes to the Calculation of Interest
......................................................................................38
11
Fees ...........................................................................................................................................39
Section 6 Additional Payment Obligations
.............................................................................................40
12
Tax Gross
Up and Indemnities
...................................................................................................40
13
Increased Costs .........................................................................................................................43
14
Other Indemnities .....................................................................................................................45
15
Mitigation by the Lender
...........................................................................................................48
16
Costs and Expenses ...................................................................................................................49
Section 7 Guarantees .............................................................................................................................51
17
Guarantee and Indemnity .........................................................................................................51
Section 8 Representations, Undertakings and Events of Default ..........................................................55
18
Representations ........................................................................................................................55
19
Information Undertakings
.........................................................................................................62
20
Financial Covenants
...................................................................................................................65
21
General Undertakings ...............................................................................................................66
22
Insurance Undertakings ............................................................................................................73
23
General Ship Undertakings
........................................................................................................79
24
Security Cover ...........................................................................................................................86
25
Accounts,
Application of Earnings and Hedge Receipts
............................................................87
26
Events of Default .......................................................................................................................88
Section 9 Changes to the Lender and the Obligors
................................................................................93
27
Changes to the Lender ..............................................................................................................93
28
Changes to the Transaction Obligors ........................................................................................94
Section 10 Administration
......................................................................................................................95
29
Payment Mechanics ..................................................................................................................95
30
Set-Off .......................................................................................................................................97
31
Conduct of Business by the Lender
...........................................................................................97
32
Bail-In
.........................................................................................................................................97
33
Notices
.......................................................................................................................................98
34
Calculations and Certificates
...................................................................................................100

35
Partial Invalidity
.......................................................................................................................100
36
Remedies and Waivers ............................................................................................................100
37
Entire Agreement ....................................................................................................................101
38
Settlement or Discharge Conditional ......................................................................................101
39
Irrevocable Payment ...............................................................................................................101
40
Amendments
...........................................................................................................................101
41
Confidential Information
.........................................................................................................102
42
Confidentiality of Funding Rates
.............................................................................................105
43
Counterparts ...........................................................................................................................106
Section 11 Governing Law and Enforcement
.......................................................................................107
44
Governing Law
.........................................................................................................................107
45
Enforcement
............................................................................................................................107
Schedules
Schedule 1 The Parties .........................................................................................................................108
Part A The Obligors
.......................................................................................................................
108
Part B The Original Lender
............................................................................................................
109
Schedule 2 Conditions Precedent ........................................................................................................110
Part A Conditions Precedent to Utilisation Request ....................................................................
110
Part B Conditions Precedent to Utilisation
...................................................................................
113
Schedule 3 Requests
.............................................................................................................................115
Part A Utilisation Request.............................................................................................................
115
Part B Selection Notice
.................................................................................................................
116
Schedule 4 Form of Compliance Certificate
.........................................................................................117
Schedule 5 Details of the Ships ............................................................................................................118
Schedule 6 Timetables..........................................................................................................................120
Execution
Execution Pages
....................................................................................................................................121

THIS AGREEMENT is made on ____________________ 2025
PARTIES
(1) DIANA SHIPPING INC
., a corporation
incorporated in
the Republic of
the Marshall Islands
whose
registered address is at Trust
Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall
Islands, as borrower (the " Borrower ")
(2)
WAKE
SHIPPING
COMPANY
INC
.,
a
corporation
incorporated
in
the
Republic
of
the
Marshall
Islands
whose
registered
address
is
at
Trust
Company
Complex,
Ajeltake
Road,
Ajeltake
Island,
Majuro, Marshall Islands, as guarantor (" Guarantor A ")
(3)
KIRIBATI
SHIPPING COMPANY
INC
., a
corporation
incorporated
in the
Republic of
the Marshall
Islands
whose
registered
address
is
at
Trust
Company
Complex,
Ajeltake
Road,
Ajeltake
Island,
Majuro, Marshall Islands, as a guarantor (" Guarantor B ")
(4)
JEMO
SHIPPING
COMPANY
INC
.,
a
corporation
incorporated
in
the
Republic
of
the
Marshall
Islands
whose
registered
address
is
at
Trust
Company
Complex,
Ajeltake
Road,
Ajeltake
Island,
Majuro, Marshall Islands, as a guarantor (" Guarantor C ")
(5)
MAKUR
SHIPPING
COMPANY
INC
.,
a
corporation
incorporated
in
the
Republic
of
the
Marshall
Islands
whose
registered
address
is
at
Trust
Company
Complex,
Ajeltake
Road,
Ajeltake
Island,
Majuro, Marshall Islands, as a guarantor (" Guarantor D ")
(6)
TOKU
SHIPPING
COMPANY
INC
.,
a
corporation
incorporated
in
the
Republic
of
the
Marshall
Islands
whose
registered
address
is
at
Trust
Company
Complex,
Ajeltake
Road,
Ajeltake
Island,
Majuro, Marshall Islands, as a guarantor (" Guarantor E ")
(7)
NATIONAL BANK OF GREECE
S.A.
, acting
through its
branch at
2 Bouboulinas
Street & Akti
Miaouli,
Piraeus 18535, Greece, as lender (the " Original Lender ")
BACKGROUND
The Lender
has agreed
to make
available
to the
Borrower a
term loan
facility of
up to
the lesser
of (a)
$55,000,000 and (b) 65 per cent.
of the aggregate
Initial Market Value
of the Ships for
general corporate
liquidity purposes of the Borrower.
OPERATIVE PROVISIONS

SECTION
1
INTERPRETATION
1 DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Agreement:
"
2002
ISDA
Master
Agreement
"
means
the
2002
Master
Agreement
as
published
by
the
International Swaps and Derivatives Association, Inc.
"
Account
Bank
" means
National Bank
of
Greece
S.A. acting
through
its office
at 2
Bouboulinas
Street & Akti
Miaouli, Piraeus 18535,
Greece or any
replacement bank
or other
financial institution
as may be approved by the Lender.
" Account Security
" means, in relation to the Deposit Account, a document creating
Security over
such Account in agreed form.
" Accounts " means the Earnings Accounts and the Deposit Account.
" Affiliate
" means, in relation to
any person, a Subsidiary of
that person or a
Holding Company of
that person or any other Subsidiary of that Holding Company.
" Approved Brokers " means any firm or firms of insurance brokers approved in writing by Lender.
"
Approved
Classification
"
means,
in
relation
to
a
Ship,
as
at
the
date
of
this
Agreement,
the
classification in
relation to
that Ship
specified in
Schedule 5
(
Details of
the Ships
) or
the highest
classification
available
for
vessels
of
the
same
age,
type
and
specifications
as
that
Ship
with
another Approved Classification Society.
" Approved Classification Society
" means, in
relation to a
Ship, as at
the date of
this Agreement,
the classification society
in relation to that
Ship specified in
Schedule 5
(
Details of the
Ships
) or any
other
classification
society
which
is
a
member
of
IACS
approved
in
writing
by
the
Lender
such
approval not to be unreasonably withheld.
" Approved Flag
" means, in relation to a Ship, as at the date of this Agreement, the flag in relation
to that Ship specified in
Schedule 5
(
Details of the Ships ) or such other flag and, if applicable port of registry, approved in writing by the Lender,
such approval not to be unreasonably
withheld and
a
reference
to
"the
Approved
Flag"
in
respect
of
a
Ship shall
be
a
reference
to
the
flag
and,
if
applicable port
of registry, under which
that Ship
is then
flagged with
the agreement
of the
Lender.
" Approved Manager
" in relation
to a Ship,
as at the
date of this
Agreement, the manager
specified
as the approved commercial and technical manager
in relation to that Ship in
Schedule 5
(
Details
of
the
Ships
)
or
any
other
person
approved
in
writing
by
the
Lender,
such
approval
not
to
be
unreasonably withheld, as the commercial and technical manager of that Ship.

"
Approved
Valuer
"
means
any
shipbroker
which
is
included in
the Lender's
panel
of
approved
brokers (including Arrow
Sale & Purchase (UK) Limited, Breamar Seascope Limited,
H. Clarkson &
Company
Limited,
Fearnleys
AS,
Maersk
Brokers
K.S.,
Simpson
Spence
&
Young
(London)
Ltd.,
VesselsValue.Com
,
Xclusive Shipbrokers
Inc.) or
any other
firm or
firms of independent
sale and
purchase shipbrokers approved by the Lender.
"
Article
55
BRRD
"
means
Article
55
of
Directive
2014/59/EU
establishing
a
framework
for
the
recovery and resolution of credit institutions and investment firms.
"
Assignable Charter"
means, in relation to a Ship, any Charter in respect of that Ship which has or is capable of having, by
virtue of any optional
extensions, a duration
of more than 12 mon
ths (in
respect
of
any
charter
other
than
a
bareboat
charter)
or
any
bareboat
charter
(irrespective
of
duration),
made on terms and with a Charterer reasonably acceptable to the Lender.
"
Assignment
of
Insurances
"
means,
in
relation
to
each
Ship,
a
first
priority
assignment
of
the
Insurances in
respect of
that Ship
executed
or to
be executed
by any
named assured
under the
Insurances (other
than the Guarantor
owning that
Ship and the
relevant
Approved Manager),
in
agreed form and, in the plural means all of them.
" Authorisation
" means an authorisation, consent, approval, resolution, licence, exemption, filing,
notarisation, legalisation or registration.
"
Availability
Period
"
means
the
period
from
and
including
the
date
of
this
Agreement
to
and
including 30 September 2025 or such later date as the Lender may agree.
" Available Facility " means the Commitment minus:
(a) the amount of the outstanding Loan; and
(b)
in relation to the proposed Utilisation, the amount of the
Loan that is due to be made on
or before the proposed Utilisation Date.
" Bail-In Action " means the exercise of any Write-down and Conversion Powers.
" Bail-In Legislation " means:
(a)
in
relation
to
an
EEA
Member
Country
which
has
implemented,
or
which
at
any
time
implements, Article 55 BRRD, the relevant implementing
law or regulation as described in
the EU Bail-In Legislation Schedule from time to time;
(b)
in relation to any state other than such
an EEA Member Country and
the United Kingdom,
any analogous law or regulation from time
to time which requires contractual recognition
of any Write-down and Conversion Powers contained
in that law or regulation; and
(c) in relation to the United Kingdom, the UK Bail-In Legislation.
" Balloon Instalment " has the meaning given to it in Clause
6.1
(
Repayment of Loan
).
" Break Costs " means the amount (if any) by which:

(d)
the interest (excluding the Margin) which the Lender should have received for the period
from the date of receipt of all or any part of the Loan or an Unpaid Sum to the last day of the current
Interest Period
in relation
to the
Loan, the
relevant
part of
the Loan
or that
Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period,
exceeds:
(e)
the amount which the Lender would be able to obtain by placing an amount equal to the
principal amount or Unpaid
Sum received by it on
deposit with a
leading bank for a
period
starting on
the Business Day
following receipt
or recovery
and ending on
the last
day of
the current Interest Period.
"
Business
Day
"
means
a
day
(other
than
a
Saturday
or
Sunday)
on
which
banks
are
open
for
general business in London, Athens and Piraeus; and
(a) New York; and
(b) (in relation to the fixing of an interest rate) which is an RFR Banking Day.
" Charter
" means, in relation to a
Ship, any charter, or other contract for its employment, whether or not already in existence (including, for the avoidance of doubt, any Assignable Charter).
" Charter Guarantee
" means
any guarantee,
bond, letter
of credit
or other
instrument (whether
or not already issued) supporting an Assignable Charter.
" Charterer
" means
any reputable
charterer,
acceptable to
the Lender
in its
absolute discretion,
which shall enter into an Assignable Charter as charterer.
" Charterparty Assignment
" means
the assignment creating
first ranking
Security over
the rights
of a
Guarantor
under any
Assignable Charter
and any
Charter Guarantee
relative thereto
in the
agreed form.
" Code " means the US Internal Revenue Code of 1986.
" Commitment
" means $55,000,000
to the extent not cancelled
or reduced under this
Agreement.
" Compliance Certificate
" means
a certificate in
the form
set out
in
Schedule 4
(
Form of
Compliance
Certificate ) or in any other form agreed between the Borrower and the Lender.
" Confidential Information
" means all information relating to any Transaction
Obligor, the Group,
the Finance Documents
or the Facility of
which the Lender
becomes aware in its
capacity as, or for
the purpose of becoming, the Lender
or which is received
by the Lender in relation
to, or for
the
purpose of becoming the Lender under,
the Finance Documents or the Facility from any
member
of the Group
or any of its
advisers in whatever form, and
includes information given orally
and any

document,
electronic
file
or
any
other
way
of
representing
or
recording
information
which
contains or is derived or copied from such information but excludes:
(a) information that:
(i)
is or
becomes public
information other
than as
a direct
or indirect
result of
any
breach by the Lender of Clause
41
(
Confidential Information ); or
(ii)
is identified in writing at
the time of delivery as non-confidential
by any member
of the Group or any of its advisers; or
(iii)
is known
by the Lender
before the
date the
information is
disclosed to it
by any
member of the Group
or any of
its advisers or is
lawfully obtained by the
Lender
after that date, from a
source which is, as
far as the Lender
is aware, unconnected
with the
Group and
which, in
either case,
as far
as the
Lender is
aware, has
not
been
obtained
in
breach
of,
and
is
not
otherwise
subject
to,
any
obligation
of
confidentiality; and
(b) any Funding Rate.
"
Confidentiality
Undertaking
"
means
a
confidentiality
undertaking
in
substantially
the
appropriate
form
recommended
by
the
LMA
from
time
to
time
or
in
any
other
form
agreed
between the Borrower and the Lender.
" Default " means an Event of Default or a Potential Event of Default.
" Delegate " means any delegate, agent, attorney or co-trustee appointed by the Lender.
" Deposit Account " means:
(a)
an account
in US$
in the
name of
the Borrower
with the
Account Bank
designated "the
Deposit Account";
(b)
any other
account in
the name of
the Borrower
with the Account
Bank which may,
with
the prior written consent of the
Lender, be opened in the place of the
account referred to
in paragraph
(a)
above,
irrespective of
the number
or designation
of
such replacement
account; or
(c) any sub-account of any account referred to in paragraphs
(a)
or
(b)
above.
" Disruption Event " means either or both of:
(a)
a material disruption
to those payment
or communications systems
or to those financial
markets which are, in each case, required to operate in order for payments to be made in connection with the
Facility (or otherwise
in order for
the transactions contemplated
by
the Finance Documents
to be carried
out) which disruption
is not
caused by, and is
beyond
the control of, any of the Parties or,
if applicable, any Transaction Obligor; or
(b)
the occurrence of any other event which results in
a disruption (of a technical or systems-
related
nature)
to
the treasury
or
payments
operations
of
a Party
or,
if applicable,
any

Transaction Obligor
preventing that, or any
other,
Party or,
if applicable, any Transaction
Obligor:
(i) from performing its payment obligations under the Finance Documents; or
(ii)
from communicating with
other Parties or,
if applicable, any
Transaction
Obligor
in accordance with the terms of the Finance Documents,
and
which
(in
either
such
case)
is
not
caused
by,
and
is
beyond
the
control
of,
the
Party
or,
if
applicable, any Transaction Obligor whose operations are disrupted.
" Document of Compliance " has the meaning given to it in the ISM Code.
" dollars " and " $ " mean the lawful currency, for the time being, of the United States of America.
" Earnings
" means, in
relation to a
Ship, all moneys
whatsoever which are
now,
or later
become,
payable
(actually
or
contingently)
to
a
Guarantor
or
the
Lender
and
which
arise
out
of
or
in
connection with or relate to the use or operation of that Ship, including (but not limited to):
(a)
the following, save to the extent that any of them is,
with the prior written consent of the
Lender, pooled or shared with any other person:
(i)
all
freight,
hire
and
passage
moneys
including,
without
limitation,
all
moneys
payable
under,
arising
out
of
or
in
connection
with
a
Charter
or
a
Charter
Guarantee;
(ii) the proceeds of the exercise of any lien on sub-freights;
(iii) compensation payable to a Guarantor or the Lender in the event of requisition of that Ship for hire or use;
(iv) remuneration for salvage and towage services;
(v) demurrage and detention moneys;
(vi)
without
prejudice
to
the
generality
of
sub-paragraph
(i)
above,
damages
for
breach
(or
payments
for
variation
or
termination)
of
any
charterparty
or
other
contract for the employment of that Ship;
(vii) all moneys which are at any time payable under any Insurances in relation to loss of hire;
(viii)
all
monies
which
are
at
any
time
payable
to
a
Guarantor
in
relation
to
general
average contribution; and
(b)
if and whenever that
Ship is employed on
terms whereby any
moneys falling within
sub-
paragraphs
(i)
to
(viii)
of paragraph
(a)
above are pooled or shared with any other person,
that proportion of the net receipts of
the relevant pooling or sharing arrangement
which
is attributable to that Ship.

" Earnings Account " means, in relation to a Guarantor:
(a)
an account
in the
name of
that Guarantor
with the
Account Bank
designated "Earnings
Account";
(b)
any other account in the name of that Guarantor with the Account Bank which may, with
the prior written consent of the
Lender, be opened in the place of the
account referred to
in paragraph
(a)
above,
irrespective of
the number
or designation
of
such replacement
account; or
(c) any sub-account of any account referred to in paragraphs
(a)
or
(b)
above.
" EEA Member Country
" means any
member state of
the European Union,
Iceland, Liechtenstein
and Norway.
"
Environmental
Approval
"
means
any
present
or
future
permit,
ruling,
variance
or
other
Authorisation required under Environmental Law.
" Environmental Claim
" means any claim by any
governmental, judicial or regulatory
authority or
any
other
person
which
arises
out
of
an
Environmental
Incident
or
an
alleged
Environmental
Incident or which relates to any Environmental Law and, for this purpose, "
claim " includes a claim
for damages, compensation, contribution, injury, fines, losses and penalties or
any other payment
of any kind, including
in relation to clean-up and
removal, whether or not similar
to the foregoing;
an order
or direction
to take,
or not
to take,
certain action
or to
desist from
or suspend
certain
action; and any
form of
enforcement or
regulatory action,
including the arrest
or attachment
of
any asset.
" Environmental Incident " means:
(a)
any
release,
emission,
spill
or
discharge
of
Environmentally
Sensitive
Material
whether
within a Ship
or from
a Ship into
any other
vessel or
into or
upon the air,
water,
land or
soils (including the seabed) or surface water; or
(b)
any incident
in which
Environmentally
Sensitive Material
is released,
emitted, spilled
or
discharged into or
upon the
air, water,
land or
soils (including
the seabed)
or surface water
from
a vessel
other than
any
Ship and
which involves
a collision
between any
Ship and
such
other
vessel
or
some
other
incident
of
navigation
or
operation,
in
either
case,
in
connection
with
which
a
Ship
is
actually
or
potentially
liable
to
be
arrested,
attached,
detained
or
injuncted
and/or
a
Ship
and/or
any
Guarantor
and/or
any
operator
or
manager
of
a
Ship
is
at
fault
or
allegedly
at
fault
or
otherwise
liable
to
any
legal
or
administrative action; or
(c)
any other
incident in
which Environmentally Sensitive
Material is
released, emitted,
spilled
or discharged
into or
upon the air,
water,
land or
soils (including the
seabed) or surface
water
otherwise
than
from
a
Ship
and
in
connection
with
which
a
Ship
is
actually
or
potentially
liable
to
be
arrested
and/or
where
any
Guarantor
and/or
any
operator
or
manager
of
a
Ship
is
at
fault
or
allegedly
at
fault
or
otherwise
liable
to
any
legal
or
administrative action, other than in accordance with an Environmental Approval.

"
Environmental
Law
"
means
any
present
or
future
law
relating
to
vessel
disposal,
energy
efficiency,
carbon
reduction,
emissions,
emissions
trading,
pollution
or
protection
of
human
health or the environment,
to conditions in the
workplace, to the carriage,
generation, handling,
storage, use,
release or spillage
of Environmentally
Sensitive Material or
to actual or
threatened
releases of Environmentally
Sensitive Material.
" Environmentally Sensitive Material
" means and
includes all contaminants, oil,
oil products, toxic
substances and
any other
substance (including
any chemical,
gas or
other hazardous
or noxious
substance) which is (or is capable of being or becoming) polluting, toxic or hazardous.
"
EU Bail-In
Legislation Schedule
" means
the document
described as
such and
published by
the
LMA from time to time.
" EU Ship Recycling Regulation
" means Regulation (EU)
No 1257/2013 of
the European Parliament
and
of
the
Council
of
20
November
2013
on
ship
recycling
and
amending
Regulation
(EC)
No
1013/2006 and Directive 2009/16/EC.
"
Event
of
Default
"
means
any
event
or
circumstance
specified
as
such
in
Clause
26
(
Events
of
Default ).
" Facility
" means the
term loan facility
made available under
this Agreement as
described in
Clause
2
(
The Facility ).
" Facility Office
" means the office or offices through which the Lender will perform its obligations
under this Agreement.
" FATCA " means:
(a) sections 1471 to 1474 of the Code or any associated regulations;
(b) any treaty, law or regulation of any other jurisdiction, or relating to an intergovernmental agreement between the
US and
any other jurisdiction,
which (in
either case)
facilitates the
implementation of any law or regulation referred to in paragraph
(a)
above; or
(c)
any agreement pursuant
to the implementation of
any treaty,
law or regulation referred
to in paragraphs
(a)
or
(b)
above with the
US Internal Revenue Service,
the US government
or any governmental or taxation authority in any other jurisdiction.
"
FATCA
Deduction
" means
a deduction
or withholding
from a payment
under a
Finance Document
required by FATCA.
"
FATCA
Exempt Party
" means
a Party
that is
entitled to
receive payments
free from
any FATCA
Deduction.
" Finance Document " means:
(a) this Agreement;
(b) any Utilisation Request;

(c) any Security Document;
(d) the Hedging Agreement;
(e) any Manager's Undertaking;
(f) any Subordination Agreement;
(g)
any
other
document
which
is
executed
for
the
purpose
of
establishing
any
priority
or
subordination arrangement in relation to the Secured Liabilities; or
(h) any other document designated as such by the Lender and the Borrower.
" Financial Indebtedness " means any indebtedness for or in relation to:
(a) moneys borrowed;
(b)
any amount
raised by
acceptance under any
acceptance credit facility
or dematerialised
equivalent;
(c)
any
amount
raised
pursuant
to
any
note
purchase
facility
or the
issue of
bonds, notes,
debentures, loan stock or any similar instrument;
(d) the amount of any liability in relation to any lease or hire purchase contract which would, in accordance with GAAP,
be treated as a balance sheet liability;
(e)
receivables sold or discounted
(other than any receivables to
the extent they are
sold on
a non-recourse basis);
(f)
any amount
raised under
any other
transaction (including
any forward
sale or
purchase
agreement) of a type
not referred to
in any other paragraph
of this definition having
the
commercial effect of a borrowing;
(g)
any derivative
transaction entered
into in
connection with
protection against
or benefit
from
fluctuation in
any
rate
or
price (and,
when calculating
the value
of
any
derivative
transaction, only the
marked to
market value
(or,
if any
actual amount is
due as a
result
of the termination or close-out of that derivative transaction, that amount)
shall be taken
into account);
(h)
any counter-indemnity obligation in relation to a
guarantee, indemnity, bond, standby or
documentary
letter
of
credit
or
any
other
instrument
issued
by
a
bank
or
financial
institution; and
(i)
the amount of any liability in
relation to any
guarantee or indemnity for
any of the items
referred to in paragraphs
(a)
to
(h)
above.
" Funding Rate
" means
any individual
rate
notified by the
Lender to
an Obligor
pursuant to
sub-
paragraph
(ii)
of paragraph
(a)
of Clause
10.3
(
Cost of funds ).

" GAAP
"
means,
at
any
time,
the
most
recent
and
updated
generally
accepted
accounting
principles in the United States of America.
" General Assignment
" means, in
relation to a Ship,
the general assignment creating
Security over:
(a)
that Ship's Earnings,
its Insurances
and any Requisition
Compensation in relation
to that
Ship; and
(b) any Charter and any Charter Guarantee in relation to that Ship, in agreed form.
" Group " means the Borrower and its Subsidiaries at any time.
" Guarantors " means Guarantor A, Guarantor B, Guarantor C, Guarantor D and Guarantor E.
" Hedge Receipts
" means
all moneys
whatsoever which
are now, or later
become, payable
(actually
or contingently) to the Borrower under the Hedging Agreement.
" Hedging Agreement
" means
any master agreement, confirmation,
transaction, schedule or
other
agreement in agreed form entered
into or to be entered
into by the Borrower
for the purpose of
hedging interest payable under this Agreement.
"
Hedging Agreement
Security
" means
a hedging
agreement security
creating
Security over
the
Borrower's rights and interests in the Hedging Agreement, in agreed form.
" Hedging Close-Out Liabilities
" means as
at any relevant date the net
aggregate amount in dollars
which
would
be
payable
by
the
Borrower
under
the
Hedging
Agreement
at
the
relevant
determination date as a result of the termination or closing out under the Hedging Agreement.
" Hedging Prepayment Proceeds
" means any Hedge
Receipts arising as a
result of termination or
closing out under the Hedging Agreement.
"
Historic
Term
SOFR
"
means,
in
relation
to
the
Loan
or
any
part
of
the
Loan,
the
most
recent
applicable Term
SOFR for a
period equal in
length to
the Interest
Period of the
Loan or that
part
of the
Loan and
which is
as of
a day
which is
no more
than three
RFR Banking
Days
before
the
Quotation Day.
" Holding Company
" means,
in relation
to a
person, any
other person
in relation
to which
it is
a
Subsidiary.
" IACS
" means the International Association of Classification Societies.
" Indemnified Person " has the meaning given to it in Clause
14.2
(
Other indemnities ).
"
Initial Market
Value
" means the
Market Value
of each
Ship calculated
by taking
the arithmetic
mean of the two, or as the
case may be, three valuations relative thereto referred to in paragraph
2.6
of
Part B
of
Schedule 2
(
Conditions Precedent ).

" Insurances " means, in relation to a Ship:
(a) all policies and contracts of insurance, including entries of that Ship in any protection and indemnity or war risks association,
effected in relation to that Ship, that
Ship's Earnings or
otherwise in relation to that Ship whether before, on or after the date of this Agreement;
and
(b)
all rights
and other assets
relating to,
or derived
from, any
of such
policies, contracts
or
entries, including any rights to a return of premium and any rights in relation to any claim whether or not
the relevant policy, contract of insurance
or entry has
expired on or
before
the date of this Agreement.
" Interest Payment Date " has the meaning given to it in Clause
8.3
(
Payment of interest ).
" Interest Period
" means, in relation to the Loan
or any part of the Loan, each
period determined
in
accordance
with
Clause
9
(
Interest
Periods
)
and,
in
relation
to
an
Unpaid
Sum,
each
period
determined in accordance with Clause
8.4
(
Default interest ).
" Interpolated Historic Term SOFR
" means, in relation
to the Loan or
any part of the
Loan, the rate
(rounded to
the same number of
decimal places as Term
SOFR) which results
from interpolating
on a linear basis between:
(a) either:
(i)
the most recent
applicable Term
SOFR (as of a
day which is
not more than
three
RFR
Banking
Days
before
the
Quotation
Day)
for
the
longest
period
(for
which
Term
SOFR is available)
which is less than
the Interest Period
of the Loan or
that
part of the Loan; or
(ii)
if no such
Term SOFR is available for a
period which is
less than the
Interest Period
of the
Loan or
that part
of the
Loan, the
most recent
RFR for
a day
which is
no
more than five RFR Banking Days (and no less than two RFR Banking Days) before the Quotation Day; and
(b)
the
most
recent
applicable
Term
SOFR
(as
of
a
day
which
is
not
more
than
three
RFR
Banking Days before
the Quotation Day)
for the shortest
period (for which
Term
SOFR is
available) which exceeds the Interest Period of the Loan or that part of the Loan.
"
Interpolated
Term
SOFR
"
means,
in
relation
to
the
Loan
or
any
part
of
the
Loan,
the
rate
(rounded to
the same number of
decimal places as Term
SOFR) which results
from interpolating
on a linear basis between:
(a) either:
(i)
the applicable
Term
SOFR (as
of
the Specified
Time) for
the longest
period (for
which Term SOFR is available) which is less than
the Interest Period of the Loan
or
that part of the Loan; or

(ii)
if no such
Term SOFR is available for a
period which is
less than the
Interest Period
of the Loan or that part of
the Loan, the RFR for the day which
is two RFR Banking
Days before the Quotation Day; and
(b)
the
applicable
Term
SOFR (as
of
the
Specified
Time) for
the
shortest
period (for
which
Term
SOFR is available) which exceeds
the Interest Period
of the Loan or that
part of the
Loan.
"
Inventory
of
Hazardous
Materials
"
means,
in
relation
to
a
Ship,
an
inventory
certificate
or
statement
of compliance
(as applicable)
issued by
the relevant
classification society
or shipyard
authority
which
is
supplemented
by
a
list
of
any
and
all
materials
known
to
be
potentially
hazardous
utilised
in
the
construction
of,
or
otherwise
installed
on,
that
Ship,
pursuant
to
the
requirements of the EU Ship Recycling Regulation.
" ISDA Master Agreement " means a 2002 ISDA Master Agreement.
" ISM Code
" means the
International Safety Management Code
for the Safe Operation
of Ships and
for
Pollution
Prevention
(including
the
guidelines
on
its
implementation),
adopted
by
the
International Maritime
Organisation, as
the same may
be amended or
supplemented from
time
to time.
" ISPS Code " means the International Ship and Port Facility Security (ISPS) Code as adopted by the
International
Maritime
Organization's
(IMO)
Diplomatic
Conference
of
December
2002,
as
the
same may be amended or supplemented from time to time.
" ISSC " means an International Ship Security Certificate issued under the ISPS Code.
" Lender " means:
(a) the Original Lender; and
(b)
any bank, financial institution, trust, fund or other entity which has become the Lender in
accordance with Clause
27
(
Changes to the Lender ),
which in each case has not ceased to be a Party as such in accordance with this Agreement.
" LMA " means the Loan Market Association or any successor organisation.
" Loan " means the loan to be made available under the Facility or the aggregate principal amount outstanding for the
time being
of the borrowings
under the
Facility and a
"
part of
the Loan
" means
any part of the Loan as the context may require.
" Major Casualty
" means,
in relation
to a
Ship, any
casualty to
that Ship
in relation
to which
the
claim
or
the
aggregate
of
the
claims
against
all
insurers,
before
adjustment
for
any
relevant
franchise or deductible, exceeds $1,000,000 or the equivalent in any other currency.
" Management Agreement
" means, in relation to each Ship,
the agreement entered into between
a Guarantor and the Approved Manager regarding
the commercial and technical management of
that Ship.

"
Manager's
Undertaking
"
means
the
letter
of
undertaking
from
the
Approved
Manager
subordinating the
rights of
the Approved
Manager against
each Ship and
each Guarantor
to the
rights of the Lender and
assigning the Approved Manager's
rights in the Insurances of
each Ship in
favour of the Lender in agreed form.
" Margin " means 1.60 per cent. per annum.
" Market Disruption Rate " means the Reference Rate.
"
Market
Value
"
means,
in
relation
to
a
Ship
or
any
other
vessel,
at
any
date,
an
amount
determined by
the Lender
as being
an amount
equal to
the market
value of
that Ship
or vessel
which shall be
determined by the
Lender as being
the amount of
the arithmetic average
of two,
or as the case may be, three valuations, each prepared:
(a) as at a date not more than 15 days previously;
(b) by an Approved Valuer;
(c)
with or without physical inspection of that Ship or vessel (as the Lender may require);
(d) in dollars; and
(e)
on
the basis
of
a sale
for
prompt
delivery for
cash
on
normal
arm's length
commercial
terms as between a willing seller and a willing buyer, free of any Charter.
" Material Adverse Effect " means in the opinion of the Lender a material adverse effect on:
(a)
the business, operations, property,
condition (financial or otherwise) or prospects of any
Obligor; or
(b) the ability of any Obligor to perform its obligations under any Finance Document; or
(c)
the validity or enforceability of,
or the effectiveness or ranking of any Security granted or
intended
to
be
granted
pursuant
to
any
of,
the
Finance
Documents
or
the
rights
or
remedies of the Lender under any of the Finance Documents.
"
Maximum Swap
Exposure
" means
at any
relevant date,
the maximum liability
of the
Borrower
for any transaction occurred under the Master Agreement, as estimated by the Lender.
" Minimum Security Cover Ratio
" means the minimum Security Cover Ratio
as required pursuant
to Clause
24.1
(
Minimum required security cover ).
" Month
" means a period starting
on one day in a
calendar month and ending on the
numerically
corresponding day in the next calendar month, except that:
(a) (subject to sub-paragraph
(c)
below) if the
numerically corresponding
day is not
a Business
Day,
that period shall end on the next
Business Day in that calendar month
in which that
period is to
end if there
is one, or
if there is
not, on the immediately
preceding Business
Day;

(b)
if there is no numerically corresponding day in the calendar month in which that period is
to end, that period shall end on the last Business Day in that calendar month; and
(c)
if an
Interest
Period
begins on
the last
Business Day
of
a calendar
month, that
Interest
Period
shall
end
on
the last
Business Day
in
the calendar
month
in which
that
Interest
Period is to end.
The above rules will only apply to the last Month of any period.
" Mortgage
" means,
in relation
to a
Ship, a
first
preferred
ship mortgage
on that
Ship in
agreed
form or any replacement first preferred or first priority ship mortgage on that Ship under the laws
of an Approved Flag in agreed form.
" Obligor " means the Borrower or a Guarantor.
"
Original
Financial
Statements
"
means
in
relation
to
the
Borrower
the
audited
consolidated
financial statements of the Group for its financial year ended 31 December 2024.
"
Original
Jurisdiction
"
means, in
relation
to
an
Obligor,
the jurisdiction
under whose
laws
that
Obligor is incorporated as at the date of this Agreement.
" Overseas Regulations " means the Overseas Companies Regulations 2009 (SI 2009/1801).
" Participating Member State " means any member state of the European Union that has the euro as its
lawful currency in
accordance with
legislation of the
European Union relating
to Economic
and Monetary Union.
" Palios Family " means together each of the following:
(a)
Mr.
Simeon Palios;
(b)
all the lineal descendants in direct line of Mr. Simeon Palios;
(c) a husband or wife or widower or widow of any of the above persons;
(d)
the
estates,
trusts
or
legal
representatives
of
which
any
of
the
above
persons
are
the
beneficiaries; and
(e)
each company
beneficially owned
or (as
the case
may be)
controlled by
one or
more of
the persons or entities which would fall within paragraphs
(a)
to
(d)
of this definition,
and each one of the above shall be referred to as "a member of the Palios Family".
" Party " means a party to this Agreement.
" Permitted Charter " means, in relation to a Ship, a Charter:
(a) which is a time, voyage or consecutive voyage charter;

(b)
the duration
of which
does not exceed
and is not
capable of exceeding,
by virtue of
any
optional extensions, 12 months plus a redelivery allowance of not more than 30 days;
(c)
which is
entered
into on
bona fide
arm's length
terms at
the time
at which
that Ship
is
fixed; and
(d) in relation to which not more than two months' hire is payable in advance,
and
any
other
Charter
which
is
approved
in
writing
by
the
Lender
such
approval
not
to
be
unreasonably withheld.
" Permitted Financial Indebtedness " means:
(a) any Financial Indebtedness incurred under the Finance Documents; and
(b)
any
Financial
Indebtedness
that
is
subordinated
to
all
Financial
Indebtedness
incurred
under the Finance Documents
pursuant to a
Subordination Agreement or
otherwise and
which
is,
in
the
case of
any
such
Financial Indebtedness
of
a
Guarantor,
the subject
of
Subordinated Debt Security.
" Permitted Security " means:
(a) Security created by the Finance Documents;
(b)
liens for
unpaid master's
and crew's wages
in accordance with
first class
ship ownership
and management practice;
(c) liens for salvage;
(d)
liens for master's disbursements incurred
in the ordinary course of trading in accordance
with first class ship ownership and management practice; and
(e)
any
other
lien
arising
by
operation
of
law
or
otherwise
in
the
ordinary
course
of
the
operation, repair or maintenance of any Ship:
(i) not as a result of any default or omission by any Obligor; and
(ii)
subject, in
the case
of liens
for repair
or maintenance,
to Clause
23.16 (
Restrictions
on chartering, appointment of managers etc. ),
provided such lien does not secure amounts more than 30 days overdue.
"
Potential Event
of Default
" means
any event
or circumstance
specified in
Clause
26
(
Events
of
Default
) which
would (with
the expiry
of a
grace period,
the giving
of notice,
the making
of any
determination under
the Finance Documents
or any
combination of
any of
the foregoing)
be an
Event of Default.
" Prohibited Person " means a person:

(a)
listed on, or owned or controlled by
a person, entity or party listed on any
Sanctions List;
or
(b)
located in, incorporated under the laws of, or owned or controlled by, or acting on behalf
of, a person, entity or
party located in
or organized under the
laws of a
country or territory
that is the target of country-wide Sanctions (as applicable); or
(c) located, berthed or anchored at prohibited ports; or
(d) being otherwise a target of Sanctions; or
(e)
acting or purporting to act on
behalf of any of the
parties listed in paragraphs
(a)
and
(b)
above; or
(f)
with which the
Lender is prohibited from
dealing or otherwise
engaging in any transaction
pursuant to OFAC, United Nations, European Union, and HMT Sanctions;
or
(g)
the
transaction
involving
such
person
would
require
a
specific
Authorisation
by
an
applicable Sanctions authority.
" Quotation Day
" means, in relation to
any period for which
an interest rate
is to be determined,
two
RFR
Banking
Days
before
the
first
day
of
that
period
unless
market
practice
differs
in
the
relevant syndicated loan market
in which
case the
Quotation Day will
be determined
by the
Lender
in accordance with that market practice (and if quotations would normally be given on more than
one day, the Quotation Day will be the last of those days).
" Quoted Tenor
" means any period for
which Term
SOFR is customarily displayed on
the relevant
page or screen of an information service.
" Receiver
" means a
receiver or receiver
and manager or
administrative receiver
of the whole
or
any part of the Security Assets.
" Reduced Margin " means, in respect of the Relevant Part of the Loan, 0.60 per cent. per annum.
" Reference Rate " means, in relation to the Loan or any part of the Loan:
(a)
the applicable Term
SOFR as of the Specified Time and for a period equal in length to the
Interest Period of the Loan or that part of the Loan; or
(b) as otherwise determined pursuant to Clause
10.1
(
Unavailability of Term SOFR ),
and if, in either case, that rate is less than zero,
the Reference Rate shall be deemed to be zero.
" Related Fund " in relation to a fund (the " first fund "), means a fund which is managed or advised by the same investment
manager or investment
adviser as the first
fund or,
if it is managed
by a
different
investment
manager
or
investment
adviser,
a
fund
whose
investment
manager
or
investment
adviser is
an
Affiliate
of
the
investment
manager
or
investment
adviser of
the
first
fund.

" Relevant Jurisdiction " means, in relation to a Transaction Obligor:
(a) its Original Jurisdiction;
(b)
any
jurisdiction
where
any
asset
subject
to,
or
intended
to
be
subject
to,
any
of
the
Transaction Security created, or intended to be created, by it is situated;
(c) any jurisdiction where it conducts its business; and
(d)
the
jurisdiction
whose
laws
govern
the
perfection
of
any
of
the
Security
Documents
entered into by it.
"
Relevant
Market
"
means
the
market
for
overnight
cash
borrowing
collateralised
by
US
Government Securities.
"
Relevant Nominating
Body
" means
any applicable
central bank,
regulator or
other supervisory
authority or
a group
of
them, or
any
working
group or
committee
sponsored
or
chaired
by,
or
constituted at the request of, any
of them or the Financial Stability Board.
" Relevant Part of the Loan " has the meaning given to such term in Clause
8.2
(
Margin reduction ).
"
Repayment
Date
"
means
each
date
on
which
a
Repayment
Instalment
is
required
to
be
paid
under Clause
6.1
(
Repayment of Loan ).
" Repayment Instalment " has the meaning given to it in Clause
6.1
(
Repayment of Loan ).
"
Repeating
Representation
"
means
each
of
the
representations
set
out
in
Clause
18
( Representations
) except
Clause
18.10
(
Insolvency
),
Clause
18.11
(
No filing
or
stamp
taxes
) and
Clause
18.12
(
Deduction of Tax
) and
any representation
of any
Transaction
Obligor made
in any
other
Finance Document
that
is
expressed
to
be
a
"Repeating
Representation"
or
is
otherwise
expressed to be repeated.
" Representative
" means any
delegate, agent, manager, administrator, nominee, attorney, trustee or custodian.
" Requisition " means in relation to a Ship:
(a)
any expropriation,
confiscation, requisition
(excluding a
requisition for
hire or use
which
does
not
involve
a
requisition
for
title)
or
acquisition
of
that
Ship,
whether
for
full
consideration,
a
consideration
less
than
its
proper
value,
a
nominal
consideration
or
without
any
consideration,
which
is
effected
(whether
de
jure
or
de
facto
)
by
any
government or official
authority or
by any
person or persons
claiming to
be or
to represent
a government or official authority; and
(b)
any
capture
or
seizure
of
that
Ship
(including
any
hijacking
or
theft)
by
any
person
whatsoever.
" Requisition Compensation
" includes all
compensation or other moneys
payable to a
Guarantor
by
reason
of
any
Requisition
or
any
arrest
or
detention
of
a
Ship
in
the
exercise
or
purported
exercise of any lien or claim.

"
Resolution
Authority
"
means
any
body
which
has
authority
to
exercise
any
Write-down
and
Conversion Powers.
" RFR
" means
the secured
overnight
financing rate
(SOFR) administered
by
the Federal
Reserve
Bank of New
York (or any other person which
takes over the administration of
that rate) published
(before any correction, recalculation or
republication by the
administrator) by the
Federal Reserve
Bank of New York (or any other person which takes over the publication of that rate).
" RFR Banking Day " means any day other than:
(a) a Saturday or Sunday; and
(b)
a day on
which the Securities
Industry and Financial
Markets Association (or
any successor
organisation) recommends
that the fixed
income departments of
its members be
closed
for the entire day for purposes of trading in US Government securities.
" Safety Management Certificate " has the meaning given to it in the ISM Code.
" Safety Management System " has the meaning given to it in the ISM Code.
" Sanctioned Country
" means a country
or territory whose government
is the target
of Sanctions
or that
is subject to
comprehensive country-wide
or territory-wide
Sanctions (including, without
limitation,
as
regards
United
States
Sanctions,
Cuba,
Syria,
Iran,
North
Korea,
Crimea
and
Venezuela).
" Sanctions
"
means
any
sanctions
(including
US
"secondary
sanctions"),
embargoes,
freezing
provisions,
prohibitions
or
other
restrictions
relating
to
trading,
doing
business,
investment,
exporting, financing or
making assets available
(or other activities
similar to or
connected with any
of the foregoing):
(a)
imposed by law or regulation
of Greece, the United Kingdom,
the Council of the
European
Union, the United Nations or its Security Council or the United States of America; or
(b)
otherwise imposed by any law or regulation binding on a Transaction
Obligor or to which
a Transaction Obligor is subject; or
(c)
otherwise imposed by
the respective governmental institutions
and agencies of
any of the
foregoing,
including
without
limitation,
the
Office
of
Foreign
Assets
Control
of
the
US
Department
of
Treasury
("OFAC"),
His
Majesty's
Treasury
("HMT"),
the
Council
of
the
European
Union,
the
United
Nation's
Security
Council
(together,
the
"
Sanctions
Authorities ").
" Sanctions Advisory
" means the Sanctions Advisory
for the Maritime Industry, Energy and Metals
Sectors,
and Related
Communities issued
May 14,
2020 by
the US
Department of
the Treasury,
Department
of
State
and
Coast
Guard,
as
may
be
amended
or
supplemented,
and
any
similar
future advisory.
" Sanctions List
" means
the "Specially
Designated
Nationals and
Blocked
Persons"
list
issued by
OFAC,
the "Consolidated
List
of
Financial Sanctions
Targets
and
Investment
Ban List"
issued
by

HMT,
the Consolidated
list of
persons, groups
and entities
subject to
EU financial
sanctions and
the UN or any similar list issued or maintained or made public by any of the Sanctions Authorities
(as applicable).
" Sanctioned Ship " means a ship which is the subject of Sanctions.
" Secured Liabilities
" means
all present
and future
obligations
and liabilities,
(whether actual
or
contingent
and whether
owed
jointly or
severally
or in
any
other capacity
whatsoever) of
each
Transaction Obligor to the Lender under or in connection with each Finance Document.
" Security
" means a
mortgage, pledge, lien, charge, assignment,
hypothecation or security interest
or any other agreement or arrangement having the effect of conferring security.
" Security Assets
" means all of the assets of
the Transaction Obligors which from time to time are,
or are expressed to be, the subject of the Transaction Security.
"
Security
Cover
Ratio
"
means, at
any
relevant
time, the
aggregate
of
(i)
the aggregate
Market
Value of all Ships then subject to a Mortgage and(ii) the net realisable value of additional Security previously provided
under Clause
24
(
Security Cover
), at
that time
expressed as
a percentage
of
the aggregate
amount of
the Loan,
minus any
additional security
provided previously
by way
of
pledged cash deposit and the Hedging Close-Out Liabilities.
" Security Document " means:
(a) any Mortgage;
(b) any General Assignment;
(c) any Charterparty Assignment;
(d) any Assignment of Insurances;
(e) any Account Security;
(f) the Hedging Agreement Security;
(g) any Subordinated Debt Security;
(h) any other document (whether or not it creates Security) which is executed as security for the Secured Liabilities; or
(i) any other document designated as such by the Lender and the Borrower.
" Security Period
" means the
period starting on
the date of this
Agreement and ending
on the date
on which
the Lender
is satisfied
that there
is no
outstanding Commitment
in force
and that
the
Secured Liabilities have been irrevocably and unconditionally paid and discharged in full.

" Security Property " means:
(a) the Transaction Security expressed to be granted in favour of the Lender and all proceeds of that Transaction Security;
(b)
all
obligations
expressed
to
be
undertaken
by
a
Transaction
Obligor
to
pay
amounts
in
relation to
the Secured
Liabilities to
the Lender
and secured
by the Transaction
Security
together with
all representations
and warranties
expressed to
be given by
a Transaction
Obligor or any other person in favour of the Lender; and
(c)
the Lender's
interest in any turnover trust created under the Finance Documents.
"
Selection
Notice
"
means
a
notice
substantially
in
the
form
set
out
in
Part
B
of
Schedule
3
( Requests ) given in accordance with Clause
9
(
Interest Periods ).
" Ship " means Ship A, Ship B, Ship C, Ship D or Ship E.
" Ship A
" means
m.v. "MAERA", details of which
are set
out opposite
its name
in
Schedule 5
(
Details
of the Ships ).
" Ship B
" means m.v.
"LEONIDAS P.C.",
details of which are
set out opposite its name
in
Schedule
5
(
Details of the Ships ).
" Ship C
" means m.v.
"LETO", details of which are set
out opposite its name in
Schedule 5
(
Details
of the Ships ).
"
Ship
D
"
means
m.v.
"MYRSINI",
details
of
which
are
set
out
opposite
its
name
in
Schedule
5
( Details of the Ships ).
"
Ship
E
"
means
m.v.
"SEATTLE",
details
of
which
are
set
out
opposite
its
name
in
Schedule
5
( Details of the Ships ).
" Specified Time " means a day or time determined in accordance with
Schedule 6
(
Timetables ).
" Subordinated Creditor " means:
(a) a Transaction Obligor; or
(b)
any
other
person
who
becomes
a
Subordinated
Creditor
in
accordance
with
this
Agreement.
"
Subordinated Debt
Security
" means
a Security
over Subordinated
Liabilities entered
into or
to
be entered into by a Subordinated Creditor in favour of the Lender in an agreed form.
" Subordinated Finance Document " means:
(a) a Subordinated Loan Agreement; and
(b) any other document relating to or evidencing Subordinated Liabilities.

" Subordinated Liabilities " means all indebtedness owed or expressed to be owed by a Guarantor to a Subordinated Creditor whether under the Subordinated Finance Documents or otherwise.
" Subordinated Loan Agreement
" means any
loan agreement made between
(i) a Guarantor
and
(ii) a Subordinated Creditor.
" Subordination Agreement
" means a
subordination agreement entered into or
to be entered into
by each Subordinated Creditor and the Lender in agreed form.
" Subsidiary
" means a subsidiary within the meaning of section 1159
of the Companies Act 2006.
" Tax
"
means
any
tax,
levy,
impost,
duty
or
other
charge
or
withholding
of
a
similar
nature
(including any
penalty or
interest
payable
in connection
with any
failure
to
pay or
any
delay
in
paying any of the same).
" Tax Credit " has the meaning given to it in Clause
12.1
(
Definitions ).
" Tax Deduction " has the meaning given to it in Clause
12.1
(
Definitions ).
" Tax Payment " has the meaning given to it in Clause
12.1
(
Definitions ).
"
Term
SOFR
"
means
the
term
SOFR
reference
rate
administered
by
CME
Group
Benchmark
Administration Limited (or any other person which
takes over the administration
of that rate) for
the
relevant
period
published
(before
any
correction,
recalculation
or
republication
by
the
administrator) by CME Group
Benchmark Administration Limited
(or any other
person which takes
over the publication of that rate).
" Termination Date " means the date falling 72 Months from the Utilisation Date.
" Third Parties Act " has the meaning given to it in Clause
1.5
(
Third party rights ).
" Total Loss " means, in relation to a Ship:
(a) actual, constructive, compromised, agreed or arranged total loss of that Ship; or
(b)
any Requisition of that Ship unless that Ship is returned to the full control of the relevant
Guarantor within 30 days of such Requisition.
" Total Loss Date " means, in relation to the Total Loss of a Ship:
(a)
in
the
case
of
an
actual
loss
of
that
Ship,
the
date
on
which
it
occurred
or,
if
that
is
unknown, the date when that Ship was last heard of;
(b)
in the case of a constructive, compromised, agreed or
arranged total loss of that Ship, the
earlier of:
(i)
the date on which
a notice of abandonment is
given (or deemed or agreed
to be
given) to the insurers; and

(ii) the date of any compromise, arrangement or agreement made by or on behalf of the
relevant
Guarantor
with
that
Ship's
insurers
in
which
the
insurers
agree
to
treat that Ship as a total loss;
(c) in the case of a Requisition of that Ship, the date on which that Requisition occurs; and
(d)
in the case
of any
other type of
Total
Loss, the date
(or the most
likely date)
on which it
appears to the Lender that the event constituting the total loss occurred.
" Transaction Document " means:
(a) a Finance Document;
(b) any Management Agreement;
(c) a Subordinated Finance Document;
(d)
any Charter;
(e) any Charter Guarantee; or
(f) any other document designated as such by the Lender and the Borrower.
"
Transaction
Obligor
"
means
an
Obligor,
any
Approved
Manager
or
any
other
member
of
the
Group who executes a Transaction
Document.
"
Transaction
Security
" means
the Security
created
or evidenced
or
expressed
to
be created
or
evidenced under the Security Documents.
" UK Bail-In Legislation " means Part 1 of the United Kingdom Banking Act 2009 and any other law
or
regulation
applicable
in
the
United
Kingdom
relating
to
the
resolution
of
unsound or
failing
banks,
investment
firms
or
other
financial
institutes
or
their
affiliates
(otherwise than
through
liquidation, administration or other insolvency proceedings).
" UK Establishment " means a UK establishment as defined in the Overseas Regulations.
" Unpaid Sum
" means
any sum
due and
payable
but unpaid
by a
Transaction
Obligor under
the
Finance Documents.
" US " means the United States of America.
" US Tax Obligor " means:
(a) a person which is resident for tax purposes in the US; or
(b)
a person some or all of
whose payments under the Finance Documents
are from sources
within the US for US federal income tax purposes.
" Utilisation " means a utilisation of the Facility.

" Utilisation Date " means the date on which the Loan is to be advanced.
"
Utilisation
Request
"
means
a
notice
substantially
in
the
form
set
out
in
Part
A
of
Schedule
3
( Requests ).
" VAT " means:
(a)
any value added tax imposed by the Value Added Tax
Act 1994;
(b)
any
tax
imposed in
compliance with
the Council
Directive
of 28
November 2006
on the
common system of value added tax (EC Directive 2006/112); and
(c)
any other
tax of
a similar nature,
whether imposed in
the United Kingdom
or a member
state of the European Union in substitution for,
or levied in addition to, such tax referred
to in paragraph
(a)
or
(b)
above, or imposed elsewhere.
" Write-down and Conversion Powers " means:
(a)
in relation to
any Bail-In Legislation described
in the EU Bail-In Legislation
Schedule from
time to time, the powers described as such in relation to that Bail-In Legislation in the EU
Bail-In Legislation Schedule;
(b)
in relation
to the
UK Bail-In
Legislation, any
powers under
that UK
Bail-In Legislation
to
cancel, transfer
or dilute
shares issued
by a
person that
is a
bank or
investment
firm or
other
financial
institution
or
affiliate
of
a
bank,
investment
firm
or
other
financial
institution, to cancel, reduce, modify or
change the form of a liability of
such a person or
any contract
or instrument under
which that liability
arises, to convert
all or part
of that
liability into shares,
securities or
obligations of that
person or any
other person, to
provide
that any such
contract or instrument
is to have
effect as if
a right
had been
exercised under
it or to suspend any
obligation in respect of that
liability or any of the powers
under that
UK Bail-In Legislation that are related to or ancillary to any of those powers; and
(c) in relation to any other applicable Bail-In Legislation:
(i)
any powers under
that Bail-In
Legislation to
cancel, transfer or
dilute shares
issued
by
a
person
that
is
a
bank
or
investment
firm
or
other
financial
institution
or
affiliate of a bank,
investment firm or
other financial institution,
to cancel, reduce,
modify
or
change
the
form
of
a
liability
of
such
a
person
or
any
contract
or
instrument under which
that liability arises,
to convert
all or part
of that liability
into shares, securities
or obligations of
that person
or any
other person,
to provide
that
any
such
contract
or
instrument
is
to
have
effect
as
if
a
right
had
been
exercised under it or to suspend
any obligation in respect of
that liability or any of
the powers under that Bail-In Legislation
that are related to or
ancillary to any of
those powers; and
(ii) any similar or analogous powers under that Bail-In Legislation.

1.2 Construction
(a) Unless a contrary indication appears, a reference in this Agreement to:
(i) the " Account Bank ", the " Lender ", any " Obligor ", any " Party ", any " Transaction Obligor "
or any other
person shall be
construed so as
to include its
successors in title
and permitted
assigns;
(ii) " assets " includes present and future properties, revenues and rights of every description;
(iii)
a liability
which is
"
contingent
" means
a liability
which is
not certain
to arise
and/or the
amount of which remains unascertained;
(iv) " document
" includes a deed and also a letter, fax,
email or telex;
(v) the Lender's " cost of funds
" in relation
to the Loan or any
part of the Loan is
a reference
to the average cost
(determined either on an actual or a notional basis) which the Lender would
incur
if
it
were
to
fund,
from
whatever
source(s)
it
may
reasonably
select,
an
amount
equal to
the amount
of the
Loan or
that part
of
the Loan
for
a period
equal in
length to the Interest Period of the Loan or that part of the Loan.
(vi) " expense
" means any
kind of cost,
charge or expense
(including all
legal costs, charges and
expenses) and any applicable Tax including VAT;
(vii) a " Finance Document ", a " Security Document " or " Transaction Document
" or any
other
agreement or instrument is a reference
to that Finance Document, Security Document or
Transaction Document or other agreement or instrument
as amended, replaced,
novated,
supplemented, extended or restated;
(viii) " indebtedness
" includes any
obligation (whether incurred as
principal or as
surety) for the
payment or repayment of money,
whether present or future, actual or contingent;
(ix) " law
"
includes
any
order
or
decree,
any
form
of
delegated
legislation,
any
treaty
or
international convention
and any regulation or
resolution of the Council of the
European
Union, the European Commission, the United Nations or its Security Council;
(x) " proceedings
" means,
in relation
to any
enforcement
provision of
a Finance
Document,
proceedings of any kind, including an application for a provisional or protective measure;
(xi)
a
"
person
"
includes
any
individual,
firm,
company,
corporation,
government,
state
or
agency of a state or any association, trust, joint venture, consortium, partnership or other
entity (whether or not having separate legal personality);
(xii)
a
"
regulation
"
includes
any
regulation,
rule,
official
directive,
request
or
guideline
(whether
or
not
having
the
force
of
law)
of
any
governmental,
intergovernmental
or
supranational body,
agency,
department or regulatory,
self-regulatory or other authority
or organisation;

(xiii) a reference to a " Ship
", its name, its flag and,
if applicable, its port of registry
shall include
any replacement name, flag and,
if applicable, replacement port of registry,
in each case,
as may be approved in writing from time to time by the Lender;
(xiv)
a provision of law is a reference
to that provision as amended or re-enacted from time to
time;
(xv) a time of day is a reference to London time;
(xvi)
any
English
legal
term
for
any
action,
remedy,
method
of
judicial
proceeding,
legal
document, legal
status, court,
official or
any
legal concept
or thing
shall, in
respect of
a
jurisdiction
other
than
England,
be
deemed
to
include
that
which
most
nearly
approximates in that jurisdiction to the English legal term;
(xvii) words denoting the singular number shall include the plural and vice versa; and
(xviii) " including
" and
"
in particular
" (and
other similar
expressions) shall
be construed
as not
limiting any general words or expressions in connection with which they are used.
(b)
The determination
of the
extent
to
which a
rate
is "for
a period
equal in
length" to
an Interest
Period
shall
disregard
any
inconsistency
arising
from
the
last
day
of
that
Interest
Period
being
determined pursuant to the terms of this Agreement.
(c)
Section, Clause and
Schedule headings are
for ease
of reference
only and are
not to be
used for
the purposes of construction or interpretation of the Finance Documents.
(d)
Unless a contrary indication appears, a term used in any other Finance Document or in any notice
given under,
or in connection with, any Finance Document has the same meaning in that
Finance
Document or notice as in this Agreement.
(e) A Potential Event of Default is " continuing " if it has not been remedied or waived and an Event of
Default is " continuing " if it has not been waived.
1.3 Construction of insurance terms
In this Agreement:
" approved
" means, for
the purposes of
Clause
22
(
Insurance Undertakings
), approved
in writing
by the Lender.
" excess risks
" means,
in respect
of a
Ship, the
proportion of
claims for
general average,
salvage
and salvage charges not recoverable under the hull and machinery policies in respect of that Ship in consequence of its insured value being
less than the value at which
that Ship is assessed for the
purpose of such claims.
" obligatory insurances
" means
all insurances effected,
or which
any Guarantor is
obliged to effect,
under Clause
22
(
Insurance Undertakings ) or any other provision of this Agreement or of another
Finance Document.

" policy
" includes a slip,
cover note, certificate of entry or
other document evidencing
the contract
of insurance or its terms.
"
protection and
indemnity risks
" means
the usual
risks covered
by a
protection and
indemnity
association
which
is
a
member
of
the
International
Group
of
Protection
and
Indemnity
Clubs,
including pollution
risks and
the proportion
(if any)
of any
sums payable
to any
other person
or
persons in
case of
collision which
are not
recoverable
under the
hull and
machinery policies
by
reason
of
the
incorporation
in
them
of
clause
6
of
the
International
Hull
Clauses
(1/11/02)
(1/11/03),
clause
8
of
the
Institute
Time
Clauses
(Hulls)
(1/10/83)
(1/11/95)
or
the
Institute
Amended Running Down Clause (1/10/71) or any equivalent provision.
"
war
risks
"
includes
the
risk
of
mines
and
all
risks
excluded
by
clauses
29,
30
or
31
of
the
International Hull Clauses (1/11/02), clauses 29
or 30 of the International
Hull Clauses (1/11/03),
clauses 24, 25
or 26 of
the Institute Time
Clauses (Hulls) (1/11/95) or
clauses 23, 24
or 25 of
the
Institute Time Clauses (Hulls) (1/10/83) or any equivalent provision.
1.4 Agreed forms of Finance Documents
References in Clause
1.1
(
Definitions
) to any Finance Document being in
"agreed form"
are to that
Finance Document:
(a)
in
a
form
attached
to
a
certificate
dated
the
same
date
as
this
Agreement
(and
signed
by
the
Borrower and the Lender); or
(b) in any other form agreed in writing between the Borrower and the Lender.
1.5 Third party rights
(a) Unless expressly provided to the contrary in a Finance Document, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the " Third Parties Act ") to enforce or to enjoy the benefit of any term of this Agreement.
(b)
Notwithstanding any term of any Finance
Document, the consent of
any person who is not
a Party
is not required to rescind or vary this Agreement at any time.
(c)
Any
Affiliate,
Receiver,
Delegate
or
any
other
person
described
in
paragraph
(f)
of
Clause
14.2
( Other indemnities
) may,
subject to
this Clause
1.5
(
Third party rights
) and the
Third Parties
Act,
rely on any Clause of this Agreement which expressly confers rights on it.

SECTION
2
THE FACILITY
2 THE FACILITY
2.1 The Facility
Subject to the terms of this Agreement, the Lender makes
available to the Borrower a dollar term
loan facility in a single advance in an amount not exceeding the Commitment.
2.2 Guarantors' Agent
(a) Each Guarantor by its execution of this Agreement irrevocably appoints the Borrower to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:
(i)
the Borrower on its
behalf to supply all
information concerning itself contemplated by
this
Agreement
to
the
Lender
and
to
give
all
notices
and
instructions
(including
Utilisation
Requests), to make
such agreements
and to
effect the relevant
amendments, supplements
and variations capable
of being
given, made or
effected by any Guarantor notwithstanding
that they
may affect
the Guarantor,
without further
reference
to or
the consent
of that
Guarantor;
and
(ii)
the
Lender
to
give
any
notice,
demand
or
other
communication
to
that
Guarantor
pursuant to the Finance Documents to the Borrower,
and in
each case the
Guarantor shall be
bound as
though the
Guarantor itself had
given the notices
and instructions (including, without limitation, any Utilisation Requests) or executed or made the
agreements
or
effected
the
amendments,
supplements
or
variations,
or
received
the
relevant
notice, demand or other communication.
(b)
Every
act,
omission,
agreement,
undertaking,
settlement,
waiver,
amendment,
supplement,
variation, notice or other
communication given or made
by the Borrower or given
to the Borrower
under
any
Finance
Document
on
behalf
of
a
Guarantor
or
in
connection
with
any
Finance
Document
(whether
or
not
known
to
any
Guarantor)
shall
be
binding
for
all
purposes
on
that
Guarantor as if that Guarantor had expressly
made, given or concurred
with it.
In the event of any
conflict between any notices or other communications of the Borrower and any Guarantor, those
of the Borrower shall prevail.
3 PURPOSE
3.1 Purpose
The Borrower shall apply
all amounts borrowed by
it under the
Facility only for the purpose
stated
in the preamble (Background) to this Agreement.

3.2 Monitoring
The Lender is not bound
to monitor or verify the
application of any amount borrowed pursuant to
this Agreement.
4 CONDITIONS OF UTILISATION
4.1 Initial conditions precedent
The Borrower
may
not deliver
the Utilisation
Request
unless the
Lender has
received all
of
the
documents
and
other
evidence listed
in
Part
A
(
Conditions precedent
to
Utilisation
Request
)
of
Schedule 2
(
Conditions Precedent ) in form and substance satisfactory to the Lender.
4.2 Further conditions precedent
The Lender will only be obliged to comply with Clause
5.4
(
Loan ) if:
(a)
on the date of the Utilisation
Request and on the proposed Utilisation
Date and before the Loan is
made available:
(i)
the disbursement of
the Loan does
not violate any
applicable law or
regulation of the
Bank
of Greece at that time;
(ii) no Default has occurred or would result from the proposed Loan;
(iii)
the
Repeating
Representations
to
be
made
by
each
Transaction
Obligor
are
true
in
all
material respects;
(iv)
no
event
or
series
of
events
has
occurred
since
29
August
2025
(being
the
date
of
acceptance
of
the
offer
letter
in
respect
of
this
Agreement)
which
is
likely
to
have
a
Material Adverse Effect; and
(v) no event described in paragraph
(a)
of Clause
7.2
(
Change of control ) has occurred; and
(vi) no Ship has either been sold or become a Total Loss;
(b)
the Lender
has received
on or
before the
Utilisation Date,
or is
satisfied it
will receive
when the
Loan
is
made
available,
all
of
the
documents
and
other
evidence
listed
in
Part
B
(
Conditions
precedent to Utilisation ) of
Schedule 2
(
Conditions Precedent
) in form
and substance satisfactory
to the Lender.
4.3 Notification of satisfaction of conditions precedent
The Lender
shall notify
the Borrower
promptly upon
being satisfied
as to
the satisfaction
of the
conditions precedent referred to
in Clause
4.1 (
Initial conditions
precedent
) and
Clause
4.2 (
Further
conditions precedent ).

4.4 Waiver of conditions precedent
If
the
Lender,
at
its
discretion,
permits
the
Loan
to
be
borrowed
before
any
of
the
conditions
precedent referred to
in Clause
4.1
(
Initial conditions precedent ) or Clause
4.2
(
Further conditions
precedent
) has been satisfied, the Borrower shall
ensure that that condition is satisfied within
five
Business Days after the Utilisation Date or such later date as the Lender may agree in writing with the Borrower.

SECTION
3
UTILISATION
5 UTILISATION
5.1 Delivery of the Utilisation Request
The Borrower may make one Utilisation only under the Facility by delivery to the Lender of a duly completed Utilisation Request not later than the Specified Time.
5.2 Completion of the Utilisation Request
(a)
The
Utilisation
Request
is
irrevocable
and
will
not
be
regarded
as
having
been duly
completed
unless:
(i) the proposed Utilisation Date is a Business Day within the Availability Period;
(ii) the currency and amount of the Loan comply with Clause
5.3
(
Currency and amount );
(iii) all applicable deductible items have been completed; and
(iv) the proposed Interest Period complies with Clause
9
(
Interest Periods ).
(b) Only one Utilisation may be requested in the Utilisation Request.
5.3 Currency and amount
(a) The currency specified in the Utilisation Request must be dollars.
(b)
The amount of
the proposed Loan
must be
an amount which
is the lower
of (i) $55,000,000
and
(ii) 65 per cent. of the aggregate Initial Market Value of the Ships.
5.4 Loan
If the
conditions set
out in
this Agreement
have been
met, the
Lender shall
make the Loan
available
by the Utilisation Date through its Facility Office.
5.5 Cancellation of Commitment
On the earlier of the date on
which the Loan has been
made and the end of the
Availability Period
any Commitment which is then unutilised shall be cancelled.

SECTION
4
REPAYMENT,
PREPAYMENT
AND CANCELLATION
6 REPAYMENT
6.1 Repayment of Loan
The Borrower shall
repay the
Loan by
24 consecutive
quarterly instalments (each
an "
Instalment "),
in an
amount of
$1,250,000 each,
the first of
which shall
be repaid
on the
date falling three
Months
after the
Utilisation Date, each
subsequent Instalment
at three
monthly intervals
thereafter and
the last
Instalment payable
together with a
balloon instalment in
the amount of
$25,000,000 on
the
Termination
Date
(the
"
Balloon
Instalment
"
and
together
with
the
Instalments,
the
"Repayment Instalments" and each, a " Repayment Instalment ").
6.2 Reduction of Repayment Instalments
If any
part of
the Facility
is cancelled,
the Repayment
Instalments
falling after
that cancellation
shall be reduced pro rata
by the amount cancelled.
6.3 Termination Date
On the
Termination
Date, the
Borrower shall
additionally pay
to the
Lender all
other sums
then
accrued and owing under the Finance Documents.
6.4 Reborrowing
The Borrower may not reborrow any part of the Facility which is repaid.
7
PREPAYMENT
AND CANCELLATION
7.1 Illegality and Sanctions affecting the Lender
If
it
becomes
unlawful
or
contrary
to
Sanctions
in
any
applicable
jurisdiction
for
the
Lender
to
perform any of its obligations as
contemplated by this Agreement or to fund
or maintain all or any
part of the Loan, or it becomes unlawful for any Affiliate of the Lender for the Lender to do so:
(a)
the
Lender
shall
promptly
notify
the
Borrower
upon
becoming
aware
of
that
event
and
the
Available Facility will be immediately cancelled; and
(b)
the Borrower
shall prepay
the Loan on
the last
day of
the Interest
Period for
the Loan occurring
after the
Lender has
notified the
Borrower or,
if earlier,
the date
specified by
the Lender
in the
notice delivered to the Borrower (being no earlier than
the last day of any applicable grace period
permitted by law) and the Commitment shall be cancelled; and
(c)
accrued interest and all other
amounts accrued for the
Lender under the Finance
Documents shall
be immediately due and payable.

7.2 Change of control
(a)
If, without the prior written consent of the Lender,
a Change of Control occurs:
(i) the Borrower shall promptly notify the Lender upon becoming aware of that event; and
(ii)
the Lender
may,
by not
less than
10 days
'
notice (the
"
Notice
") to
the Borrower,
cancel
the Facility
and declare all
or part
of the Loan,
together with accrued
interest, and all
other
amounts
accrued
under
the
Finance
Documents
due
and
payable
as
from
the
date
specified in
that Notice
(which is
at least
five days
after the
giving of
the Notice
or such
later
date
as
may
be
approved
by
the
Lender)
(the
"
Effective
Date
"),
whereupon
the
Facility
will be cancelled
and the Loan
and all such
outstanding interest and other
amounts
will become due and payable on the Effective Date.
(b) For the purpose of this Clause
7.2
(
Change of Control ) " Change of Control " means:
(i)
any
change in
the ownership
of any
Guarantor
which shall
result in
such Guarantor
not
being directly or indirectly wholly owned by the Borrower;
(ii)
any
change
which
shall
result
in
the
Palios
Family
(either
directly
or
indirectly
through
companies legally
and beneficially
owned) ceasing
to own
at least
12.5 per
cent. of
the
common stock of the Borrower; and/or
(iii)
any
change
which
shall
result
in
the
Palios
Family
(either
directly
or
indirectly
through
companies legally
and beneficially owned)
ceasing to
control at
least 25
per cent.
of the
maximum number of
votes that
might be cast
in respect of
any matter
submitted to
the
vote of the shareholders of the Borrower; and/or
(iv)
Mrs. Semiramis Paliou ceasing to hold
the Chief Executive Officer position
in the Borrower
and active role in the decision making in respect of the Borrower; and/or
(v)
the shares
of the
Borrower ceasing
to be
listed on
the New
York
Stock Exchange
or any
other stock exchange acceptable to the Lender.
(c) Any partial prepayment under this Clause
7.2
(
Change of control ) shall be applied pro rata against
the amount of each Repayment Instalment (including the Balloon Instalment).
7.3 Voluntary and automatic cancellation
(a)
The Borrower
may, if it gives
the Lender
not less
than 10
days' (or such
shorter period
as the
Lender
may agree) prior notice
in writing, cancel the whole or any
part (being a minimum amount equal
to $100,000
or an
integral multiple
thereof or
such other amount
as the Lender
may agree
with
the
Borrower)
of
the
Available
Facility.
Any
cancellation
under
this
Clause
7.3
(
Voluntary
and
automatic cancellation ) shall reduce the amount of the Loan then unutilised rateably.
(b)
The
unutilised
Commitment
(if
any)
shall
be
automatically
cancelled
on
the
earlier
of
(a)
the
Utilisation Date and (b) the end of the Availability Period.

7.4 Voluntary prepayment of Loan
(a) Subject to paragraph
(b)
below, the Borrower may,
if it gives
the Lender not less than 10 days' (or
such shorter period as the
Lender may agree) prior notice in
writing, prepay the whole
or any part
of the Loan (but,
if in part, being an
amount that reduces the
amount of the Loan by
a minimum
amount of $100,000 or
an integral multiple
of that amount
(or such other amount
as the Lender
may agree)).
(b)
The Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on
which the Available Facility is zero).
(c) Any partial prepayment under this Clause
7.4
(
Voluntary prepayment of Loan ) shall be applied pro
rata against the amount of each Repayment Instalment (including the Balloon Instalment).
7.5 Mandatory prepayment on sale or Total Loss
(a)
If a Ship is
sold (which shall be subject
to the Lender's prior
written consent and without prejudice
to
Clause
21.12
(
Disposals
)) or
becomes a
Total
Loss or
is refinanced
,
the Borrower
and/or
the
Guarantors shall on the Relevant Date prepay
the Relevant Amount.
(b)
For the avoidance of
doubt, if a
Ship being sold
or becoming a Total Loss is the
last of the five
Ships
remaining
with
a
Mortgage,
the
"Relevant
Amount"
shall
be
equal
to
the
full
amount
of
the
Secured Liabilities.
In this Clause
7.5
(
Mandatory prepayment on sale or Total Loss ):
" Relevant Amount
" means
the amount
required to
be prepaid
in order
for the
Security Cover
Ratio
after the prepayment event
described in this Clause
7.5
(
Mandatory prepayment on sale or Total
Loss
) to be
the greater
of: (i) the
Minimum Security Cover
Ratio and (ii)
the Security Cover
Ratio
being
maintained
immediately
prior
to
the
prepayment
event
described
in
this
Clause
7.5
( Mandatory prepayment on sale or Total Loss ).
" Relevant Date " means:
(a)
in the
case of
a sale
of a
Ship, on
or before
the date
on which
the sale
is completed
by
delivery of that Ship to the buyer of that Ship;
(b)
in the
case of
refinancing, on or
before the
date on
which the
refinancing is
completed;
and
(c) in the case of a Total Loss of a Ship, on the earlier of:
(i)
the date falling 180 days after the Total
Loss Date;
(ii)
the date
of
receipt by
the Lender
of the
proceeds of
insurance
relating
to
such
Total
Loss.
(c)
Any
remaining proceeds
of the
sale or
Total
Loss of
a Ship
after
the prepayment
referred
to
in
paragraph
(a)
above has been made together with
all other amounts that are
payable on any such
prepayment pursuant
to the
Finance Documents
shall be
released to
the Guarantor
that owned

the relevant
Ship
Provided that
no Event
of Default
has occurred on
or prior to
the date of
such
release.
(d)
Any partial prepayment of the
Loan under this Clause
7.5
(
Mandatory prepayment on sale
or Total
Loss
)
shall
reduce
pro
rata
the
amount
of
each
Repayment
Instalment
falling
after
that
prepayment.
7.6 Mandatory prepayment of Hedging Prepayment Proceeds
Any Hedging Prepayment
Proceeds arising as
a result of
any cancellation or
prepayment under this
Agreement
shall,
following
payment
into
the
Deposit
Account
in
accordance
with
Clause
25.2
(
Payment
of
Earnings
),
be applied
on
the
last
day
of the
Interest
Period
which ends
after
such
payment
in prepayment
of
the Loan
and
shall reduce
pro rata
the amount
of
each Repayment
Instalment falling after that prepayment.
7.7 Restrictions
(a) Any notice of cancellation or prepayment given by any Party under this Clause
7
(
Prepayment and
Cancellation
) shall be
irrevocable and, unless
a contrary indication
appears in this
Agreement, shall
specify the date or dates
upon which the relevant cancellation
or prepayment is to
be made, the
amount of that cancellation or prepayment
and, if relevant, the part of the Loan to
be prepaid or
cancelled.
(b)
Any
prepayment
under
this
Agreement
shall
be
made
together
with
accrued
interest
on
the
amount prepaid
and amounts (if
any) payable
under the Hedging
Agreement in
connection with
that prepayment and, subject to any Break Costs, without premium or penalty.
(c) The Borrower may not reborrow any part of the Facility which is prepaid.
(d)
The Borrower shall not
repay or prepay
all or any part of
the Loan or cancel all or
any part of the
Commitment except at the times and in the manner expressly provided for in this Agreement.
(e) No amount of the Commitment cancelled under this Agreement may be subsequently reinstated.

SECTION
5
COSTS OF UTILISATION
8 INTEREST
8.1
Calculation of interest
(a)
The rate of interest on the Loan or any part of the Loan (other than the
Relevant Part of the Loan)
for an Interest Period is the percentage rate
per annum which is the aggregate of the applicable:
(i) Margin; and
(ii) Reference Rate.
(b) The rate of interest on the Relevant Part of the Loan for an Interest Period is the Reduced Margin.
8.2 Margin reduction
(a)
The Borrower
shall, at
all times
during the
Security Period,
have the
option, at
the beginning
of
any
Interest
Period,
to
deposit in
the relevant
Deposit Account
any
amount which
shall remain
blocked
but may
be withdrawn
pursuant
to paragraph
(c) below
(any such
sums deposited
and
blocked in the relevant Deposit
Account at any relevant time,
the "
Cash Deposit "), for the purpose
of applying the
Reduced Margin
for the
whole of such
Interest Period
and such Reduced
Margin
shall
apply
to
an
amount
of
the
Loan
equal
to
the
amount
of
the
relevant
Cash
Deposit
(the
" Relevant Part of the Loan ") for the duration of such Interest Period.
(b)
The Cash Deposit shall be placed
in a deposit with the
Lender, the tenor of which shall be equal to
the relevant Interest Period, and shall bear no interest.
(c)
The Cash Deposit (or
any part thereof) may
be withdrawn from
the relevant
Deposit Account on
the last day of an Interest Period provided always that :
(i)
no Event of Default has
occurred which is
continuing or would
occur as a
result of any such
withdrawal;
(ii)
the Borrower
shall have
given the
Lender notice not
later than
10.00 a.m.
(Athens time)
on the
second Business
Day before
the beginning
of the
following Interest
Period, of
its
intention to withdraw in whole or in part of the Cash Deposit; and
(iii)
after such withdrawal, the aggregate amount of the Cash Deposit standing in that Deposit
Account
shall
comply
with
the
provisions
of
paragraphs
(a)
and
(b)
of
this
Clause
8.2
( Margin reduction ).
8.3 Payment of interest
The Borrower shall pay
accrued interest on the
Loan or any
part of the
Loan on the
last day of each
Interest Period (each an " Interest Payment Date ").

8.4 Default interest
(a)
If a Transaction Obligor fails to pay
any amount payable by it
under a Finance
Document on its
due
date, interest shall accrue on the Unpaid Sum from the
due date up to the date of actual payment
(both before and after judgment), at a
rate which, subject to paragraph
(b)
below, is two per cent.
per annum higher
than the rate which
would have been payable if
the Unpaid Sum
had, during the
period
of
non-payment,
constituted
part
of
the
Loan,
in
the
currency
of
the
Unpaid
Sum
for
successive Interest Periods,
each of a
duration selected by
the Lender.
Any interest accruing
under
this Clause
8.4
(
Default interest
) shall be immediately
payable by the
Obligors on demand by
the
Lender.
(b)
If an Unpaid Sum consists of all or part
of the Loan which became due on a day which
was not the
last day of an Interest Period relating to the Loan or that part of the Loan:
(i)
the first Interest
Period for that Unpaid Sum shall have
a duration equal to the unexpired
portion of the current Interest Period relating to the Loan or that part of the Loan;
and
(ii) the rate of interest applying to that Unpaid Sum during that first Interest Period shall be 2 per cent.
per annum
higher than
the rate
which would
have
applied if
that Unpaid
Sum
had not become due.
(c)
Default interest (if unpaid) arising on an Unpaid Sum will
be compounded with the Unpaid
Sum at
the end
of each
Interest Period
applicable to
that Unpaid
Sum but
will remain
immediately due
and payable.
8.5 Notifications
The Lender shall
promptly notify the
Borrower of the
determination of a rate
of interest under this
Agreement.
8.6 Hedging
(a)
On or before the Utilisation Date,
the Borrower shall enter into the Hedging Agreement
and shall
after that date maintain the Hedging
Agreement in accordance with
this Clause
8.6
(
Hedging ). The
execution
of the
Hedging Agreement
does not
impose any
obligations on
the parties
thereto to
enter into any hedging transactions.
(b) The Hedging Agreement shall:
(i) be with the Lender;
(ii) be for a term ending no later than the Termination Date;
(iii) have settlement dates coinciding with the Interest Payment Dates;
(iv)
be based on an ISDA Master Agreement and otherwise
in form and substance satisfactory
to the Lender;
and
(v)
provide
that
the
Termination
Currency
(as
defined
in
the
Hedging
Agreement)
shall
be
dollars.

(c)
The rights of the
Borrower under the Hedging Agreement
shall be charged or
assigned by way of
security under the Hedging Agreement Security.
(d) The parties to the Hedging Agreement must comply with the terms of the Hedging Agreement.
(e)
If,
at
any
time,
the
aggregate
notional
amount
of
the
transactions
in
respect
of
the
Hedging
Agreement exceeds
or,
as a
result of
any repayment
or prepayment
under this
Agreement, will
exceed
the
Loan
at
that
time,
the
Borrower
must,
at
the
request
of
the
Lender,
reduce
the
aggregate
notional amount
of those
transactions by
an amount
and in
a manner
satisfactory
to
the Lender
so that it
no longer
exceeds or will
not exceed the
Loan then
or that
will be
outstanding.
(f)
Any
reductions in
the aggregate
notional amount
of the
transactions
in respect
of
the Hedging
Agreement
in
accordance
with
paragraph
(e)
above
will
be
apportioned
as
between
those
transactions pro rata .
(g) Paragraph
(e)
above shall not
apply to
any transactions in
respect of the
Hedging Agreement
under
which the Borrower has no actual or contingent indebtedness.
9 INTEREST PERIODS
9.1 Selection of Interest Periods
(a)
The Borrower may select
the first Interest
Period for the Loan in
the Utilisation Request.
Subject
to paragraph
(f)
below and Clause
9.2
(
Changes to Interest Periods ), the Borrower may select each
subsequent Interest Period in respect of the Loan in a Selection Notice.
(b)
Each Selection Notice is
irrevocable and must be
delivered to the Lender
by the Borrower not
later
than the Specified Time.
(c)
If
the
Borrower
fails
to
select
an
Interest
Period
in
the
Utilisation
Request
or
fails
to
deliver
a
Selection
Notice
to
the
Lender
in
accordance
with
paragraphs
(a)
and
(b)
above,
the
relevant
Interest Period will, subject to paragraph
(f)
below and Clause
9.2
(
Changes to Interest Periods ) be
three Months.
(d)
Subject to
this Clause
9
(
Interest Periods
), the
Borrower may
select an
Interest
Period of
one or
three or six Months or any other period agreed between the Borrower and the Lender.
(e) An Interest Period in respect of the Loan shall not extend beyond the Termination Date.
(f)
In respect of a Repayment Instalment, the Borrower may request in the relevant Selection Notice
that an Interest Period for a part
of the Loan equal
to such Repayment Instalment shall end
on the
Repayment Date relating to
it and, subject to paragraph
(d)
above, select a longer Interest Period
for the remaining part of the Loan.
(g)
The first Interest
Period for
the Loan shall start
on the Utilisation Date
and, subject to paragraph
(h)
below,
each subsequent
Interest
Period
shall start
on
the last
day
of the
preceding Interest
Period.

(h)
Except for
the purposes
of paragraph
(f)
above and
Clause
9.2
(
Changes to
Interest Periods
) the
Loan shall have one Interest Period only at any time.
9.2 Changes to Interest Periods
(a)
In
respect
of
a
Repayment
Instalment,
prior
to
determining
the
interest
rate
for
the
Loan,
the
Lender may establish an
Interest Period for a part
of the Loan
equal to such
Repayment Instalment
to
end on
the Repayment
Date
relating
to
it and
the remaining
part of
the Loan
shall have
the
Interest
Period
selected in
the relevant
Selection Notice,
subject to
paragraph
(d)
of
Clause
9.1
( Selection of Interest Periods ).
(b)
If the
Lender makes
any change
to an
Interest
Period referred
to in
this Clause
9.2
(
Changes to
Interest Periods ), it shall promptly notify the Borrower.
9.3 Non-Business Days
If an Interest
Period would otherwise
end on a
day which
is not a
Business Day, that Interest Period
will instead end on the next Business Day in that calendar
month (if there is one) or the preceding
Business Day (if there is not).
10 CHANGES TO THE CALCULATION OF INTEREST
10.1 Unavailability of Term SOFR
(a)
Interpolated Term
SOFR
:
If no Term
SOFR is available
for the
Interest Period
of the Loan
or any
part of the Loan,
the applicable Reference
Rate shall be the
Interpolated Term
SOFR for a
period
equal in length to the Interest Period of the Loan or that part of the Loan.
(b) Historic Term SOFR
: If no Term SOFR is available for
the Interest Period of the Loan or any part of
the Loan and it is
not possible to calculate
the Interpolated Term
SOFR, the applicable Reference
Rate shall be the Historic Term SOFR for the Loan or any part of the Loan.
(c)
Interpolated
Historic
Term
SOFR
:
If
paragraph
(b)
above
applies
but
no
Historic
Term
SOFR
is
available for the Interest Period of the Loan
or any part of the
Loan, the applicable Reference Rate
shall be the Interpolated Historic Term
SOFR for a period equal in length to the
Interest Period of
the Loan or that part of the Loan.
(d)
Cost of
funds
:
If paragraph
(c)
above applies
but it
is not
possible to
calculate the
Interpolated
Historic Term
SOFR, there
shall be
no Reference
Rate for
the Loan
or that
part of
the Loan
and
Clause
10.3
(
Cost of funds
) shall apply to the Loan or that
part of the Loan for that Interest Period.
10.2 Market disruption
If before
close of
business in
London on
the Quotation
Day for
the relevant
Interest Period,
the
Borrower receive
notification from
the Lender
that its
cost of
funds relating
to the
Loan or
that
part of the Loan would
be in excess of the Market Disruption
Rate then Clause
10.3
(
Cost of funds )
shall apply to the Loan or that part of the Loan (as applicable) for the relevant Interest Period.

10.3 Cost of funds
(a) If this Clause
10.3
(
Cost of funds
) applies, the
rate of
interest on
the Loan or
the relevant
part of
the Loan for the relevant Interest Period shall be the percentage rate per annum which is the sum
of:
(i) the Margin; and
(ii)
the rate
notified to
the Borrower
by the
Lender as
soon as
practicable and
in any
event
before interest is due to be paid in respect of
that Interest Period for the Loan or that part
of
the
Loan,
which
shall
be
expressed
as
a
percentage
rate
per
annum
representing
Lender's cost of funds in relation to the Loan or that part of the Loan.
(b) If this Clause
10.3
(
Cost of funds
) applies and
the Lender or
the Borrower
so require,
the Lender
and the Borrower shall enter into negotiations (for a
period of not more than
30 days) with a view
to
agreeing
a
substitute
basis
for
determining
the
rate
of
interest
or
(as
the
case
may
be)
an
alternative basis for funding.
(c)
Any substitute or alternative basis agreed
pursuant to paragraph
(b)
above shall be binding on all
Parties.
10.4 Break Costs
The
Borrower
shall,
on
demand
by
the
Lender,
pay
to
the
Lender
its
Break
Costs
(if
any)
attributable to all or
any part of the Loan or
an Unpaid Sum being paid by
the Borrower on a day
prior to the last
day of an Interest Period for
the Loan, the
relevant part of the
Loan or that Unpaid
Sum.
11 FEES
The Borrower
shall pay
to the Lender
on the Utilisation
Date a
non-refundable upfront
fee in
an
amount equal to 0.60 per cent. of the Loan utilised by the Borrower.

SECTION
6
ADDITIONAL PAYMENT
OBLIGATIONS
12 TAX GROSS UP AND INDEMNITIES
12.1 Definitions
(a) In this Agreement:
" Tax Credit
" means a credit against, relief or remission for,
or repayment of any Tax.
" Tax Deduction
" means
a deduction
or withholding
for or
on account
of Tax from a
payment under
a Finance Document, other than a FATCA
Deduction.
"
Tax
Payment
" means either the
increase in a payment
made by an Obligor
to the Lender under
Clause
12.2
(
Tax gross-up ) or a payment under Clause
12.3
(
Tax indemnity ).
(b)
Unless a contrary
indication appears,
in this Clause
12
(
Tax
Gross Up and
Indemnities
) reference
to "determines"
or "determined" means
a determination
made in the
absolute discretion
of the
person making the determination.
(c) This Clause
12
(
Tax Gross Up and Indemnities ) shall not apply to the Hedging Agreement.
12.2 Tax gross-up
(a)
Each Obligor
shall make
all payments
to be
made by
it without
any Tax
Deduction, unless
a Tax
Deduction is required by law.
(b)
The Borrower
shall promptly
upon becoming aware
that an
Obligor must
make a
Tax
Deduction
(or
that
there
is
any
change
in
the
rate
or
the
basis
of
a
Tax
Deduction)
notify
the
Lender
accordingly.
Similarly, the Lender
shall notify
the Borrower
and that
Obligor on
becoming so
aware
in respect of a payment payable to the Lender.
(c)
If a Tax
Deduction is required
by law to
be made by
an Obligor,
the amount of
the payment
due
from that Obligor shall be increased to an amount which (after making any Tax
Deduction) leaves
an
amount
equal
to
the
payment
which
would
have
been
due
if
no
Tax
Deduction
had
been
required.
(d)
If an Obligor is required to make a Tax
Deduction, that Obligor shall make that Tax Deduction and
any payment
required in connection
with that Tax
Deduction within the time
allowed and in the
minimum amount required by law.
(e)
Within 30 days of making either a
Tax Deduction or any payment required in connection with that
Tax
Deduction,
the
Obligor
making
that
Tax
Deduction
shall
deliver
to
the
Lender
evidence
reasonably satisfactory to the Lender
that the Tax Deduction has been
made or (as
applicable) any
appropriate payment paid to the relevant taxing authority.

12.3 Tax indemnity
(a)
The
Obligors
shall
(within three
Business Days
of
demand by
the Lender)
pay
to
the Lender
an
amount equal to
the loss, liability
or cost which
the Lender determines
will be or
has been (directly
or indirectly) suffered for or on account of Tax
by the Lender in respect of a Finance Document.
(b) Paragraph
(a)
above shall not apply:
(i)
with respect to any Tax
assessed on the Lender:
(A)
under the
law of
the jurisdiction
in which
the Lender
is incorporated
or, if different,
the jurisdiction (or jurisdictions) in which the Lender is treated as resident for tax
purposes; or
(B)
under the law of
the jurisdiction in which the
Lender's Facility Office is
located in
respect of amounts received or receivable in that jurisdiction, if
that
Tax
is
imposed
on
or
calculated
by
reference
to
the
net
income
received
or
receivable (but not any sum deemed to be received or receivable) by the Lender; or
(ii) to the extent a loss, liability or cost:
(A) is compensated for by an increased payment under Clause
12.2
(
Tax gross-up ); or
(B)
relates to a FATCA
Deduction required to be made by a Party.
(c)
The Lender
shall, if
making, or
intending to
make,
a claim
under paragraph
(a)
above, promptly
notify the Obligors of the event which will give, or has given, rise to the claim.
12.4 Tax Credit
If an Obligor makes a Tax Payment
and the Lender determines that:
(a)
a Tax Credit is attributable to an increased payment of which that Tax Payment forms part, to that
Tax Payment
or to a Tax Deduction in consequence of which that Tax
Payment was received; and
(b) the Lender has obtained and utilised that Tax Credit,
the Lender shall
pay an amount to
the Obligor which
the Lender determines
will leave it (after
that
payment) in the
same after-Tax
position as it would have
been in had the
Tax
Payment not
been
required to be made by the Obligor.
12.5 Stamp taxes
The Obligors shall
pay and, within
three Business Days
of demand, indemnify
the Lender against
any
cost,
loss or
liability which
the Lender
incurs
in
relation
to
all stamp
duty,
registration
and
other similar Taxes
payable in respect of any Finance Document.

12.6 VAT
(a)
All amounts expressed to be payable under a Finance
Document by any Party to the Lender which
(in whole or in part) constitute
the consideration for any
supply for VAT
purposes are deemed to
be exclusive of
any VAT
which is chargeable on that
supply, and
accordingly if VAT
is or becomes
chargeable on
any supply
made by
the Lender
to any
Party
under a
Finance Document
and the
Lender is required to account to the relevant tax authority for the VAT, that Party must pay to the
Lender (in addition to and at the same time as paying any other consideration for such supply) an amount equal to
the amount of
the VAT
(and the Lender
must promptly
provide an appropriate
VAT
invoice to that Party).
(b)
Where a Finance Document requires any Party to reimburse or indemnify the Lender for any cost
or expense,
that Party
shall reimburse
or indemnify
(as the
case may
be) the
Lender for
the full
amount of
such cost
or expense,
including such
part of
it as
represents VAT,
save to
the extent
that the Lender reasonably determines that it is entitled to credit or repayment in respect of such
VAT
from the relevant tax authority.
(c)
Any reference
in this Clause
12.6
(
VAT
) to any
Party shall, at
any time when
that Party
is treated
as a member of
a group or unity
(or fiscal unity) for VAT purposes, include (where
appropriate and
unless the
context
otherwise requires)
a reference
to the
person who
is treated
at that
time as
making the supply, or (as appropriate) receiving the supply, under the grouping rules provided for in Article 11 of
Council Directive 2006/112/EC (or
as implemented by the
relevant member state
of the European Union or equivalent provisions
imposed elsewhere) so that a reference to a
Party
shall be
construed as
a reference
to that
Party or
the relevant
group or
unity (or
fiscal unity)
of
which that Party is a
member for VAT purposes at the relevant time or the
relevant representative
member (or representative
or head) of that
group or unity at
the relevant
time (as the case
may
be).
(d)
In relation to
any supply made
by the Lender
to any Party under
a Finance
Document, if
reasonably
requested by the Lender, that Party
must promptly provide the Lender with details of that Party's
VAT
registration
and such
other
information
as
is reasonably
requested
in connection
with
the
Lender's VAT
reporting requirements in relation to such supply.
12.7
FATCA
Information
(a) Subject to paragraph
(c)
below, each Party shall, within ten Business Days of a reasonable request by another Party:
(i) confirm to that other Party whether it is:
(A)
a FATCA
Exempt Party; or
(B)
not a FATCA
Exempt Party; and
(ii)
supply to
that other
Party such
forms, documentation
and other
information relating
to
its status
under FATCA
as that
other Party
reasonably requests
for the
purposes of
that
other Party's compliance with FATCA;
and

(iii)
supply to
that other
Party such
forms, documentation
and other
information relating
to
its status
as that
other Party
reasonably requests
for the
purposes of
that other
Party's
compliance with any other law, regulation or exchange
of information regime.
(b) If a Party confirms to another Party pursuant to sub-paragraph
(i)
of paragraph
(a)
above that it is
a FATCA
Exempt
Party
and it
subsequently becomes
aware
that it
is not,
or has
ceased to
be a
FATCA
Exempt Party,
that Party shall notify that other Party reasonably promptly.
(c) Paragraph
(a)
above shall not
oblige the
Lender to
do anything
and sub-paragraph
(iii)
of paragraph
(a)
above shall not
oblige any
other Party to
do anything which
would or might
in its reasonable
opinion constitute a breach of:
(i) any law or regulation;
(ii) any fiduciary duty; or
(iii) any duty of confidentiality.
(d)
If
a
Party
fails
to
confirm
whether
or
not
it
is
a
FATCA
Exempt
Party
or
to
supply
forms,
documentation
or
other
information
requested
in
accordance
with
sub-paragraphs
(i)
or
(ii)
of
paragraph
(a)
above (including, for
the avoidance
of doubt,
where paragraph
(c)
above applies),
then such Party shall be treated for the purposes of the
Finance Documents (and payments under
them) as
if it
is not
a FATCA
Exempt Party
until such
time as
the Party
in question
provides the
requested confirmation, forms, documentation or other information.
12.8
FATCA
Deduction
(a)
Each
Party
may
make
any FATCA
Deduction it
is required
to make
by FATCA,
and any
payment
required in connection with that FATCA
Deduction, and no Party shall be required to increase any
payment
in
respect
of
which
it
makes
such
a
FATCA
Deduction
or
otherwise
compensate
the
recipient of the payment for that FATCA
Deduction.
(b)
Each Party
shall promptly,
upon becoming
aware that
it must
make
a FATCA
Deduction (or
that
there is any change in the rate or the basis of such FATCA
Deduction), notify the Party to whom it
is making the payment.
13 INCREASED COSTS
13.1 Increased costs
(a)
Subject to
Clause
13.3
(
Exceptions
), the
Borrower shall,
within three
Business Days
of a
demand
by the Lender,
pay for
the account of
the Lender the amount
of any
Increased Costs incurred
by
the Lender or any of its Affiliates as a result of:
(i)
the introduction of
or any change
in (or in
the interpretation, administration or
application
of) any law or regulation; or
(ii) compliance with any law or regulation made,
in each case after the date of this Agreement; or

(iii)
the implementation,
application of
or compliance
with Basel
III or
CRD IV
or any
law or
regulation that implements or applies Basel III or CRD IV.
(b) In this Agreement:
(i) " Basel III " means:
(A)
the agreements on
capital requirements,
a leverage
ratio and
liquidity standards
contained in "Basel III: A
global regulatory framework for more resilient banks
and
banking
systems",
"Basel
III:
International
framework
for
liquidity
risk
measurement, standards and monitoring"
and "Guidance for national authorities
operating the countercyclical capital buffer"
published by the Basel
Committee on
Banking
Supervision
in
December
2010,
each
as
amended,
supplemented
or
restated;
(B)
the rules for global
systemically important banks contained in
"Global systemically
important
banks:
assessment
methodology
and
the
additional
loss
absorbency
requirement
-
Rules
text"
published
by
the
Basel
Committee
on
Banking
Supervision in November 2011, as amended, supplemented or restated; and
(C)
any further guidance
or standards published
by the Basel
Committee on Banking
Supervision relating to "Basel III".
(ii) " CRD IV " means:
(A)
Regulation (EU) No 575/2013 of the
European Parliament and of the Council
of 26
June 2013 on prudential requirements for
credit institutions and investment firms
and
amending
regulation
(EU)
No.
648/2012,
as
amended
by,
amongst
others,
Regulation (EU) 2019/876;
(B)
Directive 2013/36/EU
of the
European Parliament
and of
the Council
of 26
June
2013 on access to the activity of credit institutions and the prudential supervision of
credit
institutions and
investment
firms, amending
Directive
2002/87/EC and
repealing
Directives
2006/48/EC
and
2006/49/EC,
as
amended
by,
amongst
others, Directive (EU) 2019/878;
and
(C) any other law or regulation which implements Basel III.
(iii) " Increased Costs " means:
(A)
a
reduction
in
the
rate
of
return
from
the
Facility
or
on
the
Lender's
(or
its
Affiliate's) overall capital;
(B) an additional or increased cost; or
(C) a reduction of any amount due and payable under any Finance Document,

which is
incurred or
suffered by
the Lender or
any of
its Affiliates
to the
extent that
it is
attributable to the Lender having entered into the Commitment or funding or performing its obligations under any Finance Document.
13.2 Increased cost claims
If the Lender
intends to make
a claim pursuant
to Clause
13.1
(
Increased costs
) it shall notify
the
Borrower of the event giving rise to the claim.
13.3 Exceptions
Clause
13.1
(
Increased costs ) does not apply to the extent any Increased Cost is:
(a)
attributable to a Tax
Deduction required by law to be made by an Obligor;
(b)
attributable to a FATCA
Deduction required to be made by a Party;
(c)
compensated
for
by
Clause
12.3
(
Tax
indemnity
)
(or
would
have
been
compensated
for
under
Clause
12.3
(
Tax
indemnity
) but was
not so compensated
solely because any
of the exclusions
in
paragraph
(b)
of Clause
12.3
(
Tax indemnity ) applied);
(d) compensated for by any payment made pursuant to Clause
14.3
(
Mandatory Cost ); or
(e) attributable to the wilful breach by the Lender or its Affiliates of any law or regulation.
14 OTHER INDEMNITIES
14.1 Currency indemnity
(a)
If any sum due
from an Obligor under the
Finance Documents (a "
Sum
"), or any order,
judgment
or award
given or
made in
relation to
a Sum,
has to
be converted
from the
currency (the
"
First
Currency
") in
which that
Sum is
payable
into another
currency (the
"
Second Currency
") for
the
purpose of:
(i) making or filing a claim or proof against that Obligor; or
(ii)
obtaining
or
enforcing
an
order,
judgment
or
award
in
relation
to
any
litigation
or
arbitration proceedings,
that
Obligor shall,
as an
independent obligation,
on demand,
indemnify the
Lender against
any
cost,
loss
or
liability
arising
out
of
or
as
a
result
of
the
conversion
including
any
discrepancy
between (A)
the rate of
exchange used to
convert that Sum
from the First
Currency into the
Second
Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.
(b)
Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Finance
Documents in a currency or currency unit other than that in which it is expressed to be payable.
(c)
This
Clause
14.1
(
Currency indemnity
)
does
not
apply to
any
sum
due to
the Lender
under
the
Hedging Agreement.

14.2 Other indemnities
(a) Each Obligor shall, on demand, indemnify the Lender and any Receiver and Delegate against:
(i) any cost, loss or liability incurred by it as a result of:
(A) the occurrence of any Event of Default;
(B)
a
failure
by
a
Transaction
Obligor
to
pay
any
amount
due
under
a
Finance
Document on its due date;
(C)
funding, or making arrangements to fund, the Loan requested by the Borrower in
the
Utilisation Request
but not
made
by
reason
of
the operation
of
any
one
or
more
of
the
provisions
of
this
Agreement
(other
than
by
reason
of
default
or
negligence by the Lender alone);
(D)
instructing
lawyers,
accountants,
tax
advisers,
surveyors,
insurance
advisers
or
other
professional
advisers
or
experts
or
shipbrokers
as
permitted
under
the
Finance Documents; or
(E)
the Loan
(or part
of the
Loan) not
being prepaid
in accordance
with a
notice of
prepayment given by the Borrower;
or
(F) investigating any event which it reasonably believes is a Default; and
(ii)
any cost, loss
or liability
(including, without
limitation, for negligence
or any
other category
of liability whatsoever) incurred
by the Lender (otherwise than
by reason of the Lender's
gross negligence or wilful misconduct) or, in the case of any cost, loss or liability pursuant
to
Clause
29.8
(
Disruption
to
Payment
Systems
etc.
)
notwithstanding
the
Lender's
negligence, gross
negligence or
any other
category of
liability whatsoever
but not
including
any
claim
based
on
the
fraud
of
the
Lender
in
acting
as
Lender
under
the
Finance
Documents.
(b)
Each Obligor shall,
on demand,
indemnify the
Lender,
each Affiliate of
the Lender
and any Receiver
and Delegate and
each officer
or employee
of the
Lender or
its Affiliate or
any Receiver or
Delegate
(as
applicable)
(each
such
person
for
the
purposes
of
this
Clause
14.2
(
Other
indemnities
)
an
"
Indemnified
Person
"),
against
any
cost,
loss
or
liability
(including,
without
limitation,
for
negligence
or
any
other
category
of
liability
whatsoever)
incurred
by
that
Indemnified
Person
pursuant
to
or
in
connection
with
any
litigation,
arbitration
or
administrative
proceedings
or
regulatory
enquiry,
in
connection
with
or
arising
out
of
the
entry
into
and
the
transactions
contemplated
by the
Finance Documents,
having the
benefit of
any Security
constituted by
the
Finance Documents or which relates to the condition or operation of, or any incident occurring in
relation to,
any Ship
unless such
cost, loss
or liability
is caused
by the
gross negligence
or wilful
misconduct of that Indemnified Person.
(c)
No
Party
other
than
the
Lender
or
the
Receiver
or
Delegate
(as
applicable)
may
take
any
proceedings against any
officer,
employee or agent of the
Lender or the Receiver or
Delegate (as
applicable) in respect of any claim it might have against the Lender or the Receiver or Delegate or in respect of any
act or omission of any kind
by that officer,
employee or agent in relation
to any
Transaction Document or any Security Property.
(d)
Without limiting, but
subject to
any limitations
set out
in paragraph
(b)
above, the
indemnity in
paragraph
(b)
above shall
cover any
cost, loss
or liability incurred
by each Indemnified
Person in
any jurisdiction:
(i)
arising or asserted
under or in connection
with any law
relating to
safety at
sea, the ISM
Code, any Environmental Law or any Sanctions; or
(ii) in connection with any Environmental Claim.
(e)
Each Obligor shall, on
demand, indemnify
the Lender and
every Receiver and Delegate against any
cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by any of them:
(i) in relation to or as a result of:
(A)
any failure
by the Borrower to
comply with its obligations under
Clause
16
(
Costs
and Expenses );
(B)
acting or relying on any notice, request or
instruction which it reasonably believes
to be genuine, correct and appropriately authorised;
(C)
the taking, holding, protection or enforcement of the Finance Documents and the
Transaction Security;
(D)
the
exercise
of
any
of
the
rights,
powers,
discretions,
authorities
and
remedies
vested in
the Lender and
each Receiver
and Delegate
by the
Finance Documents
or by law;
(E)
any default by
any Transaction Obligor in
the performance
of any
of the
obligations
expressed to be assumed by it in the Finance Documents;
(F)
any
action by
any
Transaction
Obligor which
vitiates, reduces
the value
of,
or is
otherwise prejudicial to, the Transaction Security; and
(G)
instructing
lawyers,
accountants,
tax
advisers,
surveyors
or
other
professional
advisers or experts as permitted under the Finance Documents.
(ii)
which otherwise relates
to any of
the Security Property or
the performance of
the terms
of
this
Agreement
or
the
other
Finance
Documents
(otherwise,
in
each
case,
than
by
reason of the Lender's or Receiver's or Delegate's gross negligence or wilful misconduct).
(f)
Any
Affiliate
or
Receiver
or
Delegate
or
any
officer
or
employee
of
the Lender,
or
of
any
of
its
Affiliates
or
any
Receiver
or
Delegate
(as
applicable)
may
rely
on
this
Clause
14.2
(
Other
indemnities
) and the provisions
of the Third
Parties Act, subject
to Clause
1.5
(
Third party rights )
and the provisions of the Third Parties Act.

14.3 Mandatory Cost
The Borrower shall, on demand by the Lender,
pay to the Lender,
such amount which the Lender
certifies in a notice to
the Borrower to be its good
faith determination of the amount
necessary to
compensate it for complying with:
(a)
if the Lender
is lending
from a Facility
Office in a
Participating Member State,
the minimum
reserve
requirements (or other requirements
having the same
or similar purpose)
of the European Central
Bank (or any
other authority
or agency which
replaces all or
any of its functions)
in respect of
loans
made from that Facility Office; and
(b)
if
the Lender
is
lending from
a Facility
Office
in
the United
Kingdom, any
reserve
asset,
special
deposit or
liquidity requirements
(or other
requirements having
the same or
similar purpose) of
the Bank
of England
(or any
other governmental
authority or
agency) and/or
paying any
fees to
the
Financial
Conduct
Authority
and/or
the
Prudential
Regulation
Authority
(or
any
other
governmental authority or agency which replaces all or any of their functions), which, in each case, is referable to the Loan.
14.4 Lender's management time
Any amount payable to the
Lender under Clause
14.2 (
Other indemnities ) and Clause
16
(
Costs and
Expenses
) shall include the cost of utilising the
Lender's management time or other resources and
will be calculated on the basis of
such reasonable daily or hourly rates as the
Lender may notify to
the Borrower,
and is in addition to any fee paid or payable to the Lender under Clause
11
(
Fees ).
15 MITIGATION BY THE LENDER
15.1 Mitigation
(a)
The
Lender
shall,
in
consultation
with
the
Borrower,
take
all
reasonable
steps
to
mitigate
any
circumstances
which
arise
and
which
would
result
in
any
amount
becoming
payable
under
or
pursuant
to,
or
cancelled
pursuant
to,
any
of
Clause
7.1
(
Illegality
and
Sanctions
affecting
the
Lender ), Clause
12
(
Tax
Gross Up
and Indemnities
), Clause
13
(
Increased Costs
) or
including (but
not
limited
to)
assigning its
rights
under
the
Finance Documents
to
another Affiliate
or
Facility
Office.
(b) Paragraph
(a)
above does not
in any way limit
the obligations of any
Transaction Obligor under the
Finance Documents.
15.2 Limitation of liability
(a)
Each Obligor
shall, on
demand, indemnify
the Lender
for all
costs and
expenses incurred
by the
Lender as a result of steps taken by it under Clause
15.1
(
Mitigation ).
(b) The Lender is not obliged to take any steps under Clause
15.1
(
Mitigation ) if either:
(i) a Default has occurred and is continuing; or
(ii) in the opinion of the Lender (acting reasonably), to do so might be prejudicial to it.

16 COSTS AND EXPENSES
16.1 Transaction expenses
The Obligors
shall, on
demand, pay
the Lender
the amount
of all
costs and
expenses (including
legal fees) incurred
by it in connection with
the negotiation, preparation, printing, execution
and
perfection of:
(a)
this Agreement and
any other documents
referred to in this
Agreement or in
a Security
Document;
and
(b) any other Finance Documents executed after the date of this Agreement.
16.2 Amendment costs
Subject to Clause
16.4
(
Reference rate transition costs ) if:
(a) a Transaction Obligor requests an amendment, waiver or consent; or
(b) an amendment is required pursuant to Clause
29.6
(
Change of currency ); or
(c)
a
Transaction
Obligor
requests,
and
the
Lender
agrees
to,
the
release
of
all
or
any
part
of
the
Security Assets from the Transaction Security,
the
Obligors
shall, on
demand, reimburse
the Lender
for
the amount
of
all
costs
and
expenses
(including legal fees) incurred
by the Lender
in responding
to, evaluating, negotiating or
complying
with that request or requirement.
16.3 Enforcement and preservation costs
The Obligors shall, on demand, pay to the Lender the amount of all costs and expenses (including legal fees)
incurred by the
Lender in connection
with the enforcement
of,
or the preservation
of
any
rights
under,
any
Finance Document
or
the Transaction
Security and
with any
proceedings
instituted by or
against the Lender
as a
consequence of
it entering into
a Finance
Document, taking
or holding the Transaction Security,
or enforcing those rights.
16.4 Reference rate transition costs
The Borrower
shall on
demand reimburse
the Lender
for
the amount
of
all costs
and expenses
(including legal fees) incurred by the Lender in connection with:
(a) any amendment, waiver or consent which relates to:
(i) providing for the use of a Replacement Reference Rate; and
(ii)
(A)
aligning any
provision of
any Finance
Document to
the use
of that
Replacement
Reference Rate;

(B)
enabling
that
Replacement
Reference
Rate
to
be
used
for
the
calculation
of
interest
under
this
Agreement
(including, without
limitation,
any
consequential
changes required
to enable that
Replacement Reference
Rate to
be used for
the
purposes of this Agreement);
(C)
implementing
market
conventions
applicable
to
that
Replacement
Reference
Rate;
(D)
providing
for
appropriate
fallback
(and
market
disruption)
provisions
for
that
Replacement Reference Rate; or
(E)
adjusting the pricing to reduce or eliminate, to the extent
reasonably practicable,
any
transfer
of
economic
value
from
one
Party
to
another
as
a
result
of
the
application of that Replacement
Reference Rate (and if any
adjustment or method
for
calculating
any
adjustment
has
been
formally
designated,
nominated
or
recommended
by
the
Relevant
Nominating
Body,
the
adjustment
shall
be
determined on the basis of that designation, nomination or recommendation).

SECTION
7
GUARANTEES
17
GUARANTEE AND INDEMNITY
17.1 Guarantee and indemnity
Each Guarantor irrevocably and unconditionally jointly and severally:
(a)
guarantees
to
the
Lender
punctual
performance
by
each
other
Transaction
Obligor
of
all
such
other Transaction Obligor's obligations under the Finance Documents;
(b) undertakes with the Lender that whenever another Transaction Obligor does not pay any amount when due under or
in connection with
any Finance Document,
that Guarantor
shall immediately
on demand pay that amount as if it were the principal obligor; and
(c)
agrees with the
Lender that if
any obligation guaranteed by it
is or becomes
unenforceable, invalid
or illegal, it will, as an independent and primary obligation, indemnify the Lender immediately on demand against any cost, loss or liability it incurs
as a result of a Transaction Obligor
other than a
Guarantor
not
paying
any
amount
which
would,
but
for
such
unenforceability,
invalidity
or
illegality,
have been
payable by
it under any
Finance Document on
the date
when it would
have
been due.
The amount payable by a
Guarantor under this indemnity will not exceed
the amount
it would have
had to pay
under this Clause
17
(
Guarantee and Indemnity
) if the
amount claimed
had been recoverable on the basis of a guarantee.
17.2 Continuing guarantee
This guarantee is a continuing guarantee and will extend to
the ultimate balance of sums payable
by any Transaction Obligor
under the
Finance Documents,
regardless of any
intermediate payment
or discharge in whole or in part.
17.3 Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any Transaction
Obligor or
any security
for those
obligations or
otherwise) is made
by the
Lender in
whole or
in
part
on
the
basis
of
any
payment,
security
or
other
disposition
which
is
avoided
or
must
be
restored
in
insolvency,
liquidation,
administration
or
otherwise,
without
limitation,
then
the
liability
of
each
Guarantor
under
this
Clause
17
(
Guarantee
and
Indemnity
)
will
continue
or
be
reinstated as if the discharge, release or arrangement had not occurred.
17.4 Waiver of defences
The obligations of each Guarantor under this Clause
17
(
Guarantee and Indemnity ) and in respect
of any Transaction Security will not be affected or
discharged by an act, omission, matter or thing
which, but for this Clause
17.4
(
Waiver of defences ), would reduce, release or prejudice any of its obligations
under
this
Clause
17
(
Guarantee
and
Indemnity
)
or
in
respect
of
any
Transaction
Security (without limitation and whether or not known to it or the Lender)
including:

(a)
any
time, waiver
or
consent
granted
to,
or
composition with,
any
Transaction
Obligor
or
other
person;
(b)
the
release
of
any
other
Transaction
Obligor
or
any
other
person
under
the
terms
of
any
composition or arrangement with any creditor of any member of the Group;
(c)
the taking, variation,
compromise, exchange, renewal or release
of, or refusal or neglect
to perfect
or delay
in perfecting, or
refusal or
neglect to take
up or enforce,
or delay
in taking or
enforcing
any rights against, or security over
assets of, any Tr
ansaction Obligor or other person or any non-
presentation
or
non-observance
of
any
formality
or
other
requirement
in
respect
of
any
instrument or any failure to realise the full value of any security;
(d)
any incapacity
or lack
of power,
authority or
legal personality
of or
dissolution or
change in
the
members or status of a Transaction Obligor or any other person;
(e)
any
amendment,
novation,
supplement,
extension,
restatement
(however
fundamental
and
whether or not more
onerous) or replacement
of any Finance Document or
any other document
or
security including,
without limitation,
any
change in
the purpose
of,
any
extension
of or
any
increase in
any facility
or the
addition of
any new
facility under
any Finance
Document or
other
document or security;
(f)
any
unenforceability,
illegality
or
invalidity
of
any
obligation
of
any
person
under
any
Finance
Document or any other document or security; or
(g) any insolvency or similar proceedings.
17.5 Immediate recourse
(a)
Each Guarantor waives any
right it may have of first
requiring the Lender (or any trustee or agent
on its behalf)
to proceed against or enforce any
other rights or security
or claim payment from
any
person (including without limitation to commence any proceedings under any Finance Document
or
to
enforce
any
Transaction
Security) before
claiming or
commencing proceedings
under
this
Clause
17
(
Guarantee and Indemnity
).
This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.
(b)
Each Guarantor
acknowledges the right of
the Lender pursuant
to Clause
26.19
(
Acceleration ) to
enforce
or
direct
the Lender
to
enforce
or
exercise
any
or
all of
its rights,
remedies powers
or
discretions under any guarantee or indemnity contained in its Agreement.
17.6 Appropriations
Until
all
amounts
which
may
be
or
become
payable
by
the
Transaction
Obligors
under
or
in
connection
with
the
Finance Documents
have
been
irrevocably
paid
in
full,
the
Lender
(or
any
trustee or agent on its behalf) may:
(a)
refrain
from
applying or
enforcing
any
other moneys,
security or
rights
held or
received
by the
Lender (or any
trustee or
agent on
its behalf) in
respect of
those amounts, or
apply and enforce
the same
in such
manner and
order as
it sees
fit (whether
against those
amounts or
otherwise)
and no Guarantor shall be entitled to the benefit of the same; and

(b)
hold
in
an
interest-bearing
suspense
account
any
moneys
received
from
any
Guarantor
or
on
account of any Guarantor's liability under this Clause
17
(
Guarantee and Indemnity ).
17.7
Deferral of Guarantors'
rights
All rights which any Guarantor
at any time has (whether in
respect of this guarantee,
a mortgage
or any other transaction)
against the Borrower,
any other Transaction
Obligor or their respective
assets shall
be fully
subordinated to
the rights
of the
Lender under
the Finance
Documents and
until
the end
of the
Security Period
and unless
the Lender
otherwise directs,
no Guarantor
will
exercise any
rights which it may have
(whether in respect of any Finance Document to
which it is
a
Party
or
any
other
transaction)
by
reason
of
performance
by
it
of
its
obligations
under
the
Finance Documents
or by
reason of
any amount
being payable, or
liability arising,
under this
Clause
17
(
Guarantee and Indemnity ):
(a) to be indemnified by a Transaction Obligor;
(b)
to claim
any contribution
from any
third party
providing security
for,
or any
other guarantor
of,
any Transaction Obligor's obligations under the Finance Documents;
(c)
to take
the benefit (in
whole or in
part and whether
by way
of subrogation
or otherwise) of
any
rights
of
the Lender
under the
Finance Documents
or of
any
other guarantee
or security
taken
pursuant to, or in connection with, the Finance Documents by the Lender;
(d)
to
bring legal
or other
proceedings for
an order
requiring any
Transaction
Obligor
to make
any
payment,
or
perform
any
obligation,
in
respect
of
which any
Guarantor
has
given
a guarantee,
undertaking or indemnity under Clause
17.1
(
Guarantee and indemnity );
(e)
to exercise any right of set-off
against any Transaction Obligor; and/or
(f) to claim or prove as a creditor of any Transaction Obligor in competition with the Lender.
If a Guarantor receives
any benefit, payment or
distribution in relation to such
rights it shall hold
that benefit, payment or distribution to the extent necessary to enable all amounts which may be
or
become
payable
to
the Lender
by
the Transaction
Obligors
under
or
in
connection
with
the
Finance Documents to be repaid in
full on trust for the
Lender and shall promptly pay or
transfer
the same to
the Lender or as
the Lender may
direct for application
in accordance with Clause
29
( Payment Mechanics ).
17.8 Additional security
This guarantee and any other Security given by a Guarantor is in addition to and is not in any way prejudiced
by,
and
shall
not
prejudice,
any
other
guarantee
or
Security
or
any
other
right
of
recourse now or subsequently held by Lender
or any right of set-off or netting or right to combine
accounts in connection with the Finance Documents.
17.9 Applicability of provisions of Guarantee to other Security
Clauses
17.2
(
Continuing
guarantee
),
17.3
(
Reinstatement ),
17.4
(
Waiver
of
defences
),
17.5
(
Immediate
recourse
),
17.6
(
Appropriations ),
17.7
(
Deferral
of
Guarantors'
rights
)
and
17.8

(
Additional
security
)
shall
apply,
with
any
necessary
modifications,
to
any
Security
which
a
Guarantor creates
(whether at the
time at
which it signs
this Agreement
or at
any later
time) to
secure the Secured Liabilities or any part of them.

SECTION
8
REPRESENTATIONS,
UNDERTAKINGS AND EVENTS OF DEFAULT
18 REPRESENTATIONS
18.1 General
Each Obligor
makes the representations and warranties set out
in this Clause
18
(
Representations )
to the Lender on the date of this Agreement.
18.2 Status
(a)
It
is
a
corporation,
duly
incorporated
and
validly
existing
in
good
standing
under
the
law
of
its
Original Jurisdiction.
(b)
It and each
Transaction
Obligor has the
power to
own its assets
and carry on
its business as
it is
being conducted.
18.3 Share capital and ownership
(a)
The Borrower has an
authorised share capital of
one billion registered shares
of one cent each
and
fifty million
registered preferred shares with
a par
value of
one cent
each, of
which all
issued shares
have been fully paid.
(b)
Guarantor A has an
authorised share capital of
500 registered shares of one
cent each, all
of which
shares have been issued and fully paid.
(c)
Guarantor B has an authorised
share capital of 500
registered shares of one cent
each, all of which
shares have been issued and fully paid.
(d)
Guarantor C has an authorised
share capital of 500
registered shares of one cent
each, all of which
shares have been issued and fully paid.
(e)
Guarantor D has an
authorised share capital
of 500 registered shares of
one cent each,
all of which
shares have been issued and fully paid.
(f)
Guarantor E has an authorised
share capital of 500 registered shares
of one cent each,
all of which
shares have been issued and fully paid.
(g)
The legal
title to
and beneficial
interest
in the
shares in
each Guarantor
is held by
the Borrower
free of any Security (other than Permitted
Security) or any other claim.
(h)
None of
the shares
in any
Obligor is
subject to
any option
to purchase,
pre-emption rights
or similar
rights.
18.4 Binding obligations
The obligations expressed to be assumed by it in
each Transaction Document to which it is a party
are, subject to any
general principles of law limiting
its obligations which are specifically
referred

to
in
any
legal
opinion
delivered
pursuant
to
Clause
4
(
Conditions
of
Utilisation
),
legal,
valid,
binding and enforceable obligations.
18.5
Validity,
effectiveness and ranking of Security
(a)
Each Finance Document to
which it is a
party does now
or, as the case may be, will
upon execution
and delivery create the Security it purports
to create over any assets to which such Security, by its
terms,
relates,
and
such
Security
will,
when
created
or
intended
to
be
created,
be
valid
and
effective.
(b)
No third
party has
or will
have any
Security (except
for Permitted
Security) over
any assets
that
are the subject of any Transaction Security granted by it.
(c)
The Transaction
Security granted
by it
to the
Lender has
or will
when created
or intended
to be
created
have
first
ranking
priority
or
such
other
priority
it
is
expressed
to
have
in
the
Finance
Documents and is not subject to any prior ranking or pari passu ranking Security.
(d)
No concurrence,
consent or
authorisation of
any person
is required for
the creation
of or
otherwise
in connection with any Transaction Security.
18.6 Non-conflict with other obligations
The entry into and performance by it of,
and the transactions contemplated by,
each Transaction
Document to which it is a party do not and will not conflict with:
(a) any law or regulation applicable to it;
(b) its constitutional documents; or
(c)
any agreement or
instrument binding upon it or
any member of the Group
or any of its
assets or
any
member
of
the
Group's
assets
or
constitute
a
default
or
termination
event
(however
described) under any such agreement or instrument.
18.7 Power and authority
(a)
It has
the power
to enter into, perform
and deliver, and has
taken all necessary
action to
authorise:
(i)
its entry
into, performance
and delivery
of,
each Transaction
Document to
which it
is or
will be a party and the transactions contemplated by those Transaction Documents; and
(ii)
in
the
case
of
each
Guarantor,
its
registration
of
the
Ship
of
that
Guarantor
under
its
Approved Flag.
(b)
No limit on its powers will be exceeded as a result of the borrowing, granting of security or giving
of guarantees or indemnities contemplated by the Transaction Documents to which it is a party.
18.8 Validity and admissibility in evidence
All Authorisations required or desirable:

(a)
to
enable
it
lawfully
to
enter
into,
exercise
its
rights
and
comply
with
its
obligations
in
the
Transaction Documents to which it is a party; and
(b)
to make
the Transaction
Documents to
which it
is a
party admissible
in evidence
in its
Relevant
Jurisdictions,
have been obtained or effected and are in full force and effect.
18.9 Governing law and enforcement
(a)
The choice of
governing law of each
Transaction Document to which it is
a party will
be recognised
and enforced in its Relevant Jurisdictions.
(b)
Any
judgment
obtained
in
relation
to
a
Transaction
Document
to
which
it
is
a
party
in
the
jurisdiction of the governing law of that Transaction Document will be recognised and enforced in
its Relevant Jurisdictions.
18.10 Insolvency
No:
(a)
corporate action, legal proceeding or other
procedure or step described in
paragraph
(a)
of Clause
26.8
(
Insolvency proceedings ); or
(b)
creditors'
process described in Clause
26.9
(
Creditors' process ),
has been taken or,
to its knowledge, threatened
in relation to a member
of the Group; and none
of the circumstances described in Clause
26.7
(
Insolvency ) applies to a member of the Group.
18.11 No filing or stamp taxes
Under the
laws of
its Relevant Jurisdictions
it is
not necessary
that the
Finance Documents
to which
it is a party be registered,
filed, recorded, notarised or enrolled
with any court or other
authority
in that jurisdiction or that
any stamp, registration, notarial or similar Taxes or fees be paid on or in relation to the Finance
Documents to which
it is a
party or the
transactions contemplated by those
Finance Documents except recordation of a Mortgage at the Marshall Islands Registry.
18.12 Deduction of Tax
It is
not required
to make
any Tax
Deduction from
any payment
it may
make under
any Finance
Document to which it is a party.
18.13 No default
(a)
No Event of Default and, on
the date of this Agreement
and on the Utilisation
Date, no Default has
occurred or might reasonably
be expected to result
from the making
of any Utilisation
or the entry
into, the performance of, or any
transaction contemplated by, any
Transaction Document.

(b)
No other event or circumstance is outstanding which constitutes a default or a termination event
(however described) under any other agreement
or instrument which is binding on it or to
which
its assets are subject which might have a Material Adverse Effect.
18.14 No misleading information
(a)
Any factual information provided by any
member of the
Group for the purposes
of this Agreement
was true
and accurate
in all material
respects as at
the date
it was
provided or
as at the
date (if
any) at which it is stated.
(b)
The financial
projections contained
in any
such information
have been
prepared on
the basis
of
recent historical information and on the basis of reasonable assumptions.
(c)
Nothing has
occurred or
been omitted
from any
such information
and no
information has
been
given or withheld that results
in any such information
being untrue or misleading in any
material
respect.
18.15 Financial Statements
(a)
The
Original
Financial
Statements
of
the
Borrower
were
prepared
in
accordance
with
GAAP
consistently applied unless expressly disclosed to the Lender in writing to the contrary before the date of this Agreement.
(b)
The Original Financial
Statements of the Borrower give
a true and
fair view of the
Group's financial
condition as at the end of the relevant financial year and the Group's results of operations during the
relevant
financial
year
unless
expressly
disclosed
to
the
Lender
in
writing
to
the
contrary
before the date of this Agreement.
(c)
There
has been
no material
adverse change
in the
assets, business
or financial
condition of
the
Group, since 29 August 2025.
(d)
The most recent financial
statements of the Borrower delivered pursuant
to Clause
19.2
(
Financial
statements ):
(i)
have
been
prepared
in
accordance
with
Clause
19.4
(
Requirements
as
to
financial
statements ); and
(ii)
give
a
true
and
fair
view
of
(if
audited)
or
fairly
represent
(if
unaudited)
the
Group's
financial condition
as at
the end
of the
relevant
financial year
and results
of operations
during the relevant financial year.
(e)
Since the date
of the most
recent financial statements delivered
pursuant to Clause
19.2 (
Financial
statements
)
there
has
been
no
material
adverse
change
in
the
business,
assets
or
financial
condition of the Group.

18.16 Pari passu ranking
Its payment obligations under
the Finance Documents
to which it is
a party rank at
least
pari passu
with
the
claims
of
all
its
other
unsecured
and
unsubordinated
creditors,
except
for
obligations
mandatorily preferred by law applying to companies generally.
18.17 No proceedings pending or threatened
(a) No litigation, arbitration or administrative proceedings or investigations (including proceedings or investigations
relating to any
alleged or actual
breach of the
ISM Code or of
the ISPS Code) of
or
before
any
court,
arbitral
body
or
agency
which,
if
adversely
determined,
might
reasonably
be
expected to
have a Material
Adverse Effect
have (to the
best of its
knowledge and belief (having
made
due and
careful
enquiry)) been
started
or
threatened
against
it or
any
other Transaction
Obligor.
(b)
No judgment or order of a court, arbitral tribunal or
other tribunal or any order or sanction of any
governmental or
other regulatory
body which
might reasonably
be expected
to have
a Material
Adverse Effect has (to the best of its
knowledge and belief (having
made due and careful enquiry))
been made against it or any other Transaction Obligor.
18.18 Valuations
(a)
All information supplied
by it or
on its
behalf to an
Approved Valuer for the
purposes of
a valuation
delivered to the Lender in accordance with this Agreement
was true and accurate as at the date it
was supplied or (if appropriate) as at the date (if any) at which it is stated to be given.
(b)
It
has
not
omitted
to
supply
any
information
to
an
Approved
Valuer
which,
if
disclosed, would
adversely affect any valuation prepared by such Approved Valuer.
(c) There has been no change to the factual information provided pursuant to paragraph
(a)
above in
relation to
any valuation
between the
date such
information was
provided and
the date
of that
valuation
which,
in
either
case,
renders
that
information
untrue
or
misleading
in
any
material
respect.
18.19 No breach of laws
It has not (and no other member of
the Group has) breached any
law or regulation which breach
has or is reasonably likely to have a Material Adverse Effect.
18.20 No Charter
No Ship is subject to any Charter other than a Permitted Charter.
18.21 Compliance with Environmental Laws
All Environmental
Laws relating
to the
ownership, operation
and management
of each
Ship and
the business of
each member of
the Group
(as now conducted
and as
reasonably anticipated
to
be conducted
in the
future) and
the terms
of
all Environmental
Approvals
have
been complied
with.

18.22 No Environmental Claim
No Environmental
Claim has been
made or threatened
against any
member of the
Group or any
Ship.
18.23 No Environmental Incident
No
Environmental
Incident
has
occurred
and
no
person
has
claimed
that
an
Environmental
Incident has occurred.
18.24 ISM and ISPS Code compliance
All
requirements
of
the
ISM
Code
and
the
ISPS
Code
as
they
relate
to
each
Guarantor,
the
Approved Manager and each Ship have been complied with.
18.25
Taxes
paid
(a)
It is not
and no other
member of the
Group is materially
overdue in
the filing of
any Tax
returns
and it
is not
(and no
other member
of the
Group is)
overdue
in the
payment of
any
amount in
respect of Tax.
(b) No claims or investigations are being, or are reasonably likely to be, made or conducted against it
(or any other member of the Group) with respect to Taxes.
18.26 Financial Indebtedness
No
Guarantor
has
any
Financial
Indebtedness
outstanding
other
than
Permitted
Financial
Indebtedness.
18.27 Overseas companies
No
Transaction
Obligor
has
delivered
particulars,
whether
in
its
name
stated
in
the
Finance
Documents or any other
name, of any UK
Establishment to the Registrar of Companies
as required
under the Overseas Regulations
or,
if it has so registered,
it has provided to the
Lender sufficient
details to enable
an accurate search
against it to
be undertaken by
the Lender at the
Companies
Registry.
18.28 Good title to assets
It
has
good,
valid
and
marketable
title
to,
or
valid
leases
or
licences
of,
and
all
appropriate
Authorisations to use, the assets necessary to carry on its business as presently conducted.
18.29 Ownership
(a) Each Guarantor is the sole legal and beneficial owner of its Ship, its Earnings and its Insurances.
(b)
With effect
on and
from the
date of
its creation
or intended
creation, each
Transaction
Obligor
will
be
the
sole
legal
and
beneficial
owner
of
any
asset
that
is
the
subject
of
any
Transaction
Security created or intended to be created by such Transaction Obligor.

(c)
The constitutional documents of each Transaction
Obligor do not and could not restrict or
inhibit
any transfer of the shares of the Guarantors on creation or enforcement of the security conferred by the Security Documents.
18.30 Centre of main interests and establishments
For the
purposes of
The Council
of the
European Union
Regulation No.
2015/848 on
Insolvency
Proceedings (recast)(the
"Regulation"), its centre
of main interest
(as that term
is used in
Article
3(1) of the Regulation) is situated in its Original Jurisdiction and it has no "establishment"
(as that
term is used in Article 2(10) of the Regulation) in any other jurisdiction.
18.31 Place of business
No
Transaction
Obligor
has
a
place
of
business
in
any
country
other
than
that
of
its
Original
Jurisdiction and its head office functions are carried out in the case of each Obligor in Greece.
18.32 No employee or pension arrangements
No Guarantor has any employees or any liabilities under any pension scheme.
18.33 Sanctions
(a)
No Transaction Obligor, and none of its
Subsidiaries and
none of their
respective directors, officers
or employees or, to the best of the knowledge of each such Transaction
Obligor, its agents:
(i)
is a
Prohibited Person or is
otherwise owned
or controlled by
or acting
directly or
indirectly
on behalf of or for the benefit of, a Prohibited Person;
(ii) owns or controls or is an Affiliate of a Prohibited Person; or
(iii)
has received
notice of or
is aware
of any
claim, action, suit,
proceedings or investigation
against it with respect to Sanctions.
(b)
Each
Transaction
Obligor,
its Subsidiaries
and their
respective directors,
officers and
employees
and, to the
best of the knowledge
of each such Transaction
Obligor its agents,
are in compliance
with Sanctions in
all material
respects and
are not
knowingly engaged
in any
activity that would
reasonably
be
expected
to
result
in
such
Transaction
Obligor
being
designated
as
a
Prohibited
Person.
(c) None of the Ships is a Sanctioned Ship.
18.34 No Money laundering
Without prejudice
to the
generality of
Clause
3.1
(
Purpose
), in
relation to
the borrowing
by the
Borrower of the Loan, the performance and discharge of their obligations and liabilities under the
Finance Documents,
and the
transactions and
other arrangements
affected
or contemplated
by
the Finance Documents to
which the Borrower is a
party,
the Borrower confirms (i) that
it is acting
for its own account; (ii)
that it will use
the proceeds of the
Loan for its own
benefit, under their
full
responsibility
and
exclusively
for
the
purposes
specified
in
this
Agreement
and
(ii)
that
the
foregoing
will
not
involve
or
lead
to
contravention
of
any
law,
official
requirement
or
other

regulatory
measure
or
procedure
implemented
to
combat
"money
laundering"
(as
defined
in
Article 1 of
Directive 2015/849/EC of
the Council of the
European Communities as amended
and
in force) and comparable United States Federal and state
laws.
18.35 Anti-corruption law
(a)
None of the Obligors
and no other member of
the Group uses directly
or indirectly the proceeds
of the Loan for any purpose which would breach or might breach applicable anti-corruption laws, including
but
not
limited
to
the
UK
Bribery
Act
2010
and
the
United
States
Foreign
Corrupt
Practices
Act
of
1977,
each
as
amended
and
in
force,
or
other
similar
legislation
in
other
jurisdictions.
(b) Each Obligor:
(i)
conducts its businesses
in compliance with
applicable anti-corruption law and
regulations;
and
(ii) maintains effective policies and procedures designed to promote and achieve compliance with such laws and regulations.
18.36 US Tax Obligor
No Obligor is a US Tax Obligor.
18.37 Repetition
The Repeating Representations are deemed to be made by each Obligor by reference to the facts
and circumstances
then existing
on the
date of
the Utilisation
Request and
the first
day of
each
Interest Period.
19 INFORMATION UNDERTAKINGS
19.1 General
The
undertakings
in
this
Clause
19
(
Information
Undertakings
)
remain
in
force
throughout
the
Security Period unless the Lender otherwise permits.
19.2 Financial statements
The Borrower shall supply to the Lender:
(a)
as soon as they become available,
but in any event
within 180 days after
the end of each of their
respective financial years its audited financial statements for that financial year; and
(b)
as soon as the same become
available, but in any
event within 90 days
after the end of each half
of each of its financial years its consolidated unaudited financial statements for that financial half
year.

19.3 Compliance Certificate
(a)
The Borrower shall supply
to the Lender,
with its annual
audited consolidated financial
statements
delivered pursuant to
paragraph
(a)
of Clause
19.2 (
Financial statements
), a
Compliance Certificate
setting out computations as to
compliance with Clause
20
(
Financial Covenants
) as at the date
as
at which those financial statements were drawn up.
(b)
Such Compliance
Certificate shall
be signed
by any
of the
two Co-Chief
Financial Officers
or the
Chief Financial Officer of the Borrower, whichever is applicable.
19.4 Requirements as to financial statements
(a)
Each
set
of
financial
statements
delivered
by
the
Borrower
pursuant
to
Clause
19.2
(
Financial
statements
) shall
be certified by
any of
the two
co-Chief Financial
Officers or
the Chief
Financial
Officer of the Borrower, whichever is applicable, as giving a true and fair view (if audited) or fairly representing (if unaudited)
its financial condition and operations as at the date as at which those financial statements were drawn up.
(b)
The
Borrower
shall
procure
that
each
set
of
financial
statements
of
the
Borrower
delivered
pursuant to Clause
19.2
(
Financial statements
) is prepared
using GAAP,
accounting practices and
financial
reference
periods
consistent
with
those
applied
in
the
preparation
of
the
Original
Financial Statements.
19.5 DAC6
(a)
In this
Clause
19.5
(
DAC6 ), " DAC6
" means
the Council
Directive
of 25
May
2018 (2018/822/EU)
amending Directive 2011/16/EU.
(b) The Borrower shall supply to the Lender:
(i)
promptly upon
the making
of such
analysis or
the obtaining
of such
advice, any
analysis
made
or
advice obtained
on
whether any
transaction
contemplated
by the
Transaction
Documents or
any
transaction carried
out (or
to
be carried
out) in
connection with
any
transaction contemplated by the Transaction Documents contains a hallmark as set out in
Annex
IV
of
DAC6
or
is
required
to
be
disclosed
pursuant
to
The
International
Tax
Enforcement (Disclosable Arrangements) Regulations 2023; and
(ii)
promptly upon the
making of such
reporting and
to the extent permitted
by applicable law
and regulation,
any reporting
made to
any governmental
or taxation
authority by
or on
behalf of
any
member of
the Group
or by
any
adviser to
such member
of the
Group
in
relation
to
DAC6
or
any
law
or
regulation
which
implements
DAC6
or
under
The
International
Tax
Enforcement
(Disclosable
Arrangements)
Regulations
2023
and
any
unique identification number
issued by any
governmental or taxation
authority to which
any such report has been made (if available).
19.6 Information: miscellaneous
Each Obligor shall
and shall
procure that each
other Transaction Obligor shall
supply to the
Lender:

(a)
all documents dispatched by it
to its shareholders (or any
class of them) or its creditors
generally
at the same time as they are dispatched;
(b)
promptly upon becoming aware of
them, the details of
any litigation, arbitration or administrative
proceedings or
investigations
(including proceedings
or investigations
relating
to any
alleged or
actual
breach
of
the
ISM
Code
or
of
the
ISPS
Code)
which
are
current,
threatened
or
pending
against
any
member
of
the
Group,
and
which
might,
if
adversely
determined,
have
a
Material
Adverse Effect;
(c)
promptly upon becoming aware of
them, the details of any judgment or order
of a court, arbitral
body or agency which is made
against any member of the Group and which
might have a Material
Adverse Effect;
(d) promptly, its constitutional documents where these have been amended or varied;
(e) promptly, such further information and/or documents regarding:
(i) each Ship, goods transported on each Ship, its Earnings and its Insurances;
(ii) the Security Assets;
(iii) compliance of the Transaction Obligors with the terms of the Finance Documents;
(iv) the financial condition and any business and operations of any member of the Group, as the Lender may reasonably request; and
(f)
promptly,
such further
information and/or
documents as the
Lender may
reasonably request
so
as to
enable the
Lender to
comply with
any
laws
applicable to
it or
as may
be required
by
any
regulatory authority.
19.7 Notification of Default
(a)
Each Obligor shall,
and shall procure
that each other
Transaction
Obligor shall, notify
the Lender
of any Default (and the steps, if any,
being taken to remedy it) promptly upon becoming aware of
its
occurrence
(unless
that
Obligor
is
aware
that
a
notification
has
already
been
provided
by
another Obligor).
(b)
Promptly upon a
request by the
Lender,
each Obligor shall
supply to the
Lender a
certificate signed
by two of its directors
or senior officers on its
behalf certifying that no Default is continuing
(or if
a Default is continuing, specifying the Default and the steps, if any, being taken to remedy
it).
19.8
"Know your customer"
checks
If:
(a)
the introduction of or any
change in (or in
the interpretation, administration or application of)
any
law or regulation made after the date of this Agreement;

(b)
any
change
in
the
status
of
a
Transaction
Obligor
(or
the
Holding
Company
of
a
Transaction
Obligor)
(including,
without
limitation,
a
change
of
ownership
of
a
Transaction
Obligor
or
the
Holding Company of a Transaction Obligor) after the date of this Agreement; or
(c) a proposed assignment or the Lender of any of its rights under this Agreement, obliges the Lender
(or, in the case of
sub-paragraph
(c)
above, any prospective assignee)
to comply
with
"know
your
customer"
or
similar
identification
procedures
in
circumstances
where
the
necessary information is not already available to it, each Obligor shall promptly upon the request
of
the
Lender
supply,
or
procure
the
supply
of,
such
documentation
and
other
evidence
as
is
requested
by
the
Lender
(for
itself
or,
in
the
case
of
the
event
described
in
sub-paragraph
(c)
above, on behalf of any
prospective assignee)
in order for the
Lender or,
in the case of the event
described in sub-paragraph
(c)
above, any prospective assignee to carry out and
be satisfied it has
complied
with
all
necessary "know
your
customer"
or
other
similar checks
under all
applicable
laws and regulations pursuant to the transactions contemplated in the Finance Documents.
20 FINANCIAL COVENANTS
The Borrower shall ensure that at all times:
(a) the aggregate of all Cash and Cash Equivalents held by the Borrower on a consolidated basis shall at all times not be less than $500,000 per Fleet Vessel; and
(b)
the
Market
Value
Adjusted
Net
Worth
of
the
Group
shall
be
no
less
than
the
higher
of
(A)
$150,000,000 and (B) 25 per cent. of the Market Value Adjusted Total
Assets.
In this Clause
20
(
Financial covenants ):
" Cash and Cash Equivalents " means, at any time, the aggregate of:
(a)
the
amount
of
freely
available
and
unencumbered
credit
balances
on
any
deposit
or
current account (including,
for the avoidance of doubt, any restricted cash);
(b)
the market
value
of
transferable
certificates
of
deposit in
a
freely
convertible
currency
acceptable to the Lender issued by a prime international bank; and
(c)
the market value of equity securities (if and to the extent that the Lender is satisfied that
such
equity
securities
are
readily
saleable
for
cash
and
that
there
is
a
ready
market
therefor) and investment grade debt securities which
are publicly traded on a
major stock
exchange
or
investment
market
(valued
at
market
value
as
at
any
applicable
date
of
determination);
in
each
case
owned
free
of
any
Security (other
than a
Security
in
favour
of
the
Lender)
by
the
Borrower or any of its subsidiaries where:
(i)
the market
value of
any asset
specified in
paragraph
(b)
and
(c)
shall be
the bid
price quoted for it on the relevant
calculation date by the Lender; and

(ii)
the amount
or value
of any
asset denominated
in a
currency other
than dollars
shall be
converted
into
dollars using
the
Lender's spot
rate
for
the purchase
of
dollars with that currency on the relevant calculation date;
" Fleet Vessels
" means all of the
vessels (including, but not
limited to, the Ships) from time
to time
wholly owned by members of the Group and each means a " Fleet Vessel ";
" Market Value Adjusted Net Worth
" means Market Value Adjusted Total
Assets less Total Debt;
" Market Value Adjusted Total Assets
" means, at any time,
the Total Assets adjusted to reflect the
difference between the book
values of all
Fleet Vessels and the
aggregate Market Value of all
Fleet
Vessels;
"
Total
Assets
"
means,
at
any
date
of
calculation,
the
amount
of
the
total
assets
of
the
Group
determined on a consolidated
basis as shown
in the most
recent financial statements delivered by
the Borrower pursuant to Clause
19.2
(
Financial statements ); and
"
Total
Debt
" means, at any date of
calculation or,
as the case may be, for
any accounting period,
the total liabilities of the
Group on a consolidated basis
as at that date or for that
period as shown
in
the
most
recent
financial
statements
delivered
by
the
Borrower
pursuant
to
Clause
19.2
( Financial statements ).
21 GENERAL UNDERTAKINGS
21.1 General
The undertakings in
this Clause
21
(
General Undertakings
) remain in
force throughout the Security
Period except as the Lender may otherwise permit.
21.2 Authorisations
Each Obligor shall, and shall procure that each other Transaction Obligor will, promptly:
(a) obtain, comply with and do all that is necessary to maintain in full force and effect;
(b) supply certified copies to the Lender of,
any Authorisation
required under any
law or
regulation of
a Relevant
Jurisdiction or the
state of
the Approved Flag at any time of each Ship to enable it to:
(i) perform its obligations under the Transaction Documents to which it is a party;
(ii)
ensure
the
legality,
validity,
enforceability
or
admissibility
in
evidence
in
any
Relevant
Jurisdiction
and
in
the
state
of
the
Approved
Flag
at
any
time
of
each
Ship
of
any
Transaction Document to which it is a party;
(iii) own and operate each Ship (in the case of the Guarantors); and
(c)
without
prejudice
to
the
generality
of
the
above,
ensure
that
if,
but
for
the
obtaining
of
an
Authorisation, an
Obligor would
be in
breach of
any
of
the provisions
of
this Agreement
which

relate to Sanctions or, by reason of Sanctions, would be prohibited from performing any provision
of this Agreement, such an Authorisation is obtained so as to avoid such breach or to enable such performance.
21.3 Compliance with laws
Each Obligor shall,
and shall
procure that each
other Transaction Obligor
will, comply
in all
respects
with all laws and regulations to which it may be subject.
21.4 Environmental compliance
Each Obligor shall, and shall procure that each member of the Group will:
(a) comply with all Environmental Laws;
(b)
obtain, maintain and ensure compliance with all requisite Environmental Approvals; and
(c)
implement
procedures
to
monitor
compliance
with
and
to
prevent
liability
under
any
Environmental Law.
21.5 Environmental Claims
Each
Obligor shall,
and shall
procure
that each
member of
the Group
promptly upon
becoming
aware of the same, inform the Lender in writing of:
(a)
any
Environmental
Claim
against
any
member
of
the
Group
which
is
current,
pending
or
threatened; and
(b)
any facts or circumstances which are
reasonably likely to result in any
Environmental Claim being
commenced or threatened against any member of the Group,
where the
claim, if
determined against
that member of
the Group,
has or
is reasonably
likely to
have a Material Adverse Effect.
21.6 Taxation
(a)
Each Obligor
shall, and shall
procure that
each other Transaction
Obligor will, pay
and discharge
all Taxes
imposed upon it or its assets within the
time period allowed without incurring penalties
unless and only to the extent that:
(i) such payment is being contested in good faith;
(ii) adequate reserves are maintained for those Taxes and the costs required to contest them
and
both
have
been disclosed
in
its
latest
financial statements
delivered
to
the
Lender
under Clause
19.2
(
Financial statements ); and
(iii)
such payment can be lawfully withheld and failure
to pay those Taxes
does not have or is
not likely to have a Material Adverse Effect.

(b)
No Obligor shall
and the Obligors
shall procure
that no other
Transaction
Obligor will, change its
residence for Tax
purposes.
21.7 Overseas companies
Each Obligor shall, and shall
procure that each other Transaction Obligor will, promptly
inform the
Lender if it delivers to
the Registrar particulars required under the
Overseas Regulations of any UK
Establishment
and
it
shall
comply
with
any
directions
given
to
it
by
the
Lender
regarding
the
recording of
any Transaction
Security on
the register
which it
is required
to maintain
under The
Overseas Companies (Execution of Documents and Registration of Charges) Regulations 2009.
21.8 No change to centre of main interests
No Transaction Obligor shall change
the location of its
centre of main interest (as
that term is used
in Article 3(1) of
the Regulation) from that
stated in relation
to it in Clause
18.30
(
Centre of main
interests and establishments ) and it will create no " establishment " (as that term is used in Article
2(10) of the Regulation) in any other jurisdiction.
21.9 Pari passu ranking
Each
Obligor shall,
and shall
procure
that each
other Transaction
Obligor will,
ensure that
at all
times
any
unsecured
and
unsubordinated
claims
of
the
Lender
against
it
under
the
Finance
Documents rank at least pari passu
with the claims of all its other unsecured and unsubordinated creditors
except
those
creditors
whose
claims
are
mandatorily
preferred
by
laws
of
general
application to companies.
21.10 Title
(a)
Each Guarantor
shall hold
the legal
title to,
and own
the entire
beneficial interest
in its
Ship, its
Earnings and its Insurances.
(b)
With effect on and from its creation or
intended creation, each Obligor shall hold
the legal title to,
and own the entire
beneficial interest in
any other assets the
subject of any Transaction
Security
created or intended to be created by such Obligor.
21.11 Negative pledge and disposals
(a)
No Obligor
shall, and the
Obligors shall
procure that
no other Transaction
Obligor will, create
or
permit to subsist
any Security over
any of its
assets which
are, in the
case of members
of the Group
other than
the Guarantors,
the subject of
the Security created
or intended
to be
created by
the
Finance Documents.
(b) No Guarantor shall:
(i)
sell, transfer
or otherwise dispose of
any of its
assets on terms
whereby they are
or may
be leased to or re-acquired by a Transaction Obligor;
(ii) sell, transfer or otherwise dispose of any of its receivables on recourse terms;

(iii)
enter into any arrangement under which money or the benefit of a bank or other account
may be applied, set-off or made subject to a combination of accounts; or
(iv)
enter into any other preferential arrangement
having a similar effect,
in circumstances
where the arrangement
or transaction is
entered into
primarily as a
method of
raising Financial Indebtedness or of financing the acquisition of an asset.
(c) Paragraphs
(a)
and
(b)
above do not apply to any Permitted Security.
21.12 Disposals
(a)
No Guarantor
shall enter into
a single transaction
or a series
of transactions (whether
related or
not) and whether voluntary
or involuntary to sell, lease,
transfer or otherwise dispose
of any asset
(including without limitation any Ship, its Earnings or its Insurances).
(b) Paragraph
(a)
above
does
not
apply
to
any
Charter
as
all
Charters
are
subject
to
Clause
23.16
( Restrictions on chartering, appointment of managers etc. ).
(c)
The Borrower shall not transfer, lease or otherwise dispose of all or a substantial part
of its assets,
whether by one transaction or a number of transactions, whether related or not.
21.13 Merger
(a)
No Guarantor
shall enter
into any
amalgamation, demerger,
merger,
consolidation or
corporate
reconstruction.
(b)
The Borrower shall not enter into any form of merger,
de-merger,
sub-division, amalgamation, or
any
form
of
reconstruction,
unless
in
the
case
of,
and
after
such,
merger,
sub-division,
amalgamation
or
reconstruction
(i)
the
Borrower
remains
the
surviving entity,
(ii)
the
financial
covenants set out
in Clause
20 (
Financial Covenants
) are complied
with and
(iii) no Event
of Default
has occurred which is continuing at the relevant time.
21.14 Change of business
(a)
The
Borrower
shall
procure
that
no
substantial
change
is
made
to
the
general
nature
of
the
business of the Borrower or the Group from that carried on at the date of this Agreement.
(b) No Guarantor shall engage in any business other than the ownership and operation of its Ship.
21.15 Financial Indebtedness
No
Guarantor
shall
incur
or
permit
to
be
outstanding
any
Financial
Indebtedness
except
any
Permitted Financial Indebtedness.
21.16 Expenditure
No
Guarantor
shall
incur
any
expenditure,
except
for
expenditure
reasonably
incurred
in
the
ordinary course of owning, operating, maintaining and repairing its Ship.

21.17 Share capital
No Guarantor shall:
(a) purchase, cancel or redeem any of its share capital;
(b) increase or reduce its authorised share capital;
(c) issue any further shares except to the Borrower;
(d)
appoint any further director, officer or secretary
of that Guarantor.
21.18 Dividends
(a)
No Obligor
shall following
the occurrence
of an
Event
of Default
or where
any of
the following
would result in the occurrence of an Event of Default:
(i)
declare, make
or pay
any dividend,
charge,
fee
or other
distribution (or
interest
on any
unpaid dividend,
charge, fee
or other
distribution) (whether
in cash
or in
kind) on
or in
respect of its share capital (or any class of its share capital);
(ii) repay or distribute any dividend or share premium reserve;
(iii)
pay any management,
advisory or other fee
to or to
the order of any
of its shareholders;
or
(iv)
redeem, repurchase, defease, retire or repay any of its share capital or resolve to do so.
21.19 Other transactions
(a) No Guarantor shall:
(i)
be
the
creditor
in
respect
of
any
loan
or
any
form
of
credit
to
any
person
other
than
another Transaction
Obligor and where such loan
or form of credit
is Permitted Financial
Indebtedness;
(ii)
give or
allow to
be outstanding
any guarantee
or indemnity
to or
for
the benefit
of any
person in respect of any obligation of any other person or enter into any document under which that
Transaction
Obligor assumes
any liability
of any
other person
other than
any
guarantee or indemnity given under the Finance Documents.
(iii) enter into any material agreement other than:
(A) the Transaction Documents;
(B)
any other agreement
expressly allowed under any
other term of this Agreement;
and
(iv)
enter
into
any
transaction
on
terms
which
are,
in
any
respect,
less
favourable
to
that
Transaction Obligor than those which it could obtain in a bargain made at arms' length; or

(v)
acquire any
shares or other
securities other than
US or UK
Treasury
bills and certificates
of deposit issued by major North American or European banks.
(b)
The Borrower
shall not
enter
into
any
transaction
with involving
such a
person
or
company
on
terms which are, in any respect, less favourable
to the Borrower than those which it could obtain
in a bargain made at arms' length.
21.20 Unlawfulness, invalidity and ranking; Security imperilled
No Obligor shall, and
the Obligors shall
procure that no other
Transaction
Obligor will, do (or
fail
to do) or cause or permit another person to do (or omit to do) anything which is likely to:
(a)
make it unlawful
or contrary to
Sanctions for
a Transaction Obligor
to perform any
of its
obligations
under the Transaction Documents;
(b)
cause
any
obligation
of
a Transaction
Obligor
under the
Transaction
Documents to
cease to
be
legal, valid, binding or enforceable;
(c) cause any Transaction Document to cease to be in full force and effect;
(d)
cause any Transaction Security to rank after,
or lose its priority to, any other Security; and
(e) imperil or jeopardise the Transaction Security.
21.21 Sanctions undertakings
(a)
No proceeds of the Loan
or any part of the
Loan shall be made available,
directly or indirectly,
to
or for the benefit of a Prohibited Person nor shall they
be otherwise, directly or indirectly, applied
in
a
manner
or
for
a
purpose
prohibited
by
Sanctions,
or
to
fund
any
activity
in
a
Sanctioned
Country or
in any
manner which
would cause
the Lender
to be
in breach
of or
made subject
to
Sanctions, or at risk of being in breach of or made subject to Sanctions.
(b)
No Transaction Obligor shall fund all or any
part of any payment or repayment under
the Loan out
of
proceeds
directly
or
indirectly
derived
from
any
activity
in
a
Sanctioned
Country
or
any
transaction with
a Prohibited
Person,
or out
of proceeds
directly or
indirectly derived
from any
other transactions which
would be prohibited
by Sanctions or
in any other
manner which would
cause the Lender to
be in breach of
or made subject to Sanctions,
or at risk of
being in breach of
or made subject to Sanctions and no such proceeds shall be paid into any Account.
(c)
Each
of
the
Transaction
Obligors
has
implemented
and
shall
maintain
in
effect
a
Sanctions
compliance policy
which, in accordance
with the
recommendations of
the Sanctions Advisory,
is
designed
to
ensure
compliance
by
each
such
Transaction
Obligor,
its
Subsidiaries
and
their
respective
directors,
officers,
employees
and
agents
with
Sanctions.
Without
limitation
on
the
foregoing,
such
Sanctions
compliance
policy
shall
procure
that
each
Transaction
Obligor,
its
Subsidiaries and their
respective directors, officers, employees and
agents shall, where
applicable:
(i) conduct their activities in a manner consistent with Sanctions;

(ii)
have sufficient
resources in
place to
ensure execution
of and compliance
with their own
Sanctions policies by their personnel, e.g., direct hires, contractors, and staff; and
(iii) ensure Subsidiaries and Affiliates comply with the relevant policies, as applicable.
21.22 Anti-corruption law
(a)
No Obligor shall
(and each Obligor shall
ensure that no
other member of the
Group will) directly
or indirectly
use the
proceeds of
the Loan for
any purpose
which would
breach or
might breach
the Bribery
Act 2010,
the United
States Foreign
Corrupt Practices
Act of
1977 each
as amended
and in force or other similar legislation in other jurisdictions.
(b) Each Obligor shall and shall ensure that each other member of the Group will:
(i) conduct its businesses in compliance with applicable anti-corruption laws; and
(ii) maintain policies and procedures designed to promote and achieve compliance with such laws.
21.23 Anti-money laundering
Without prejudice
to the
generality of
Clause
3.1
(
Purpose
), in
relation to
the borrowing
by the
Borrower of
the Loan,
the performance
and discharge
of its
obligations and
liabilities under
the
Finance Documents,
and the
transactions and
other arrangements
effected
or contemplated
by
the Finance Documents to
which the Borrower is a
party, the Borrower confirms (i) that it is
acting
for its own
account, (ii) that it
will use the proceeds
of the Loan for
its own benefit, under its
full
responsibility
and
exclusively
for
the
purposes
specified
in
this
Agreement
and
(iii)
that
the
foregoing
will
not
involve
or
lead
to
contravention
of
any
law,
official
requirement
or
other
regulatory
measure
or
procedure
implemented
to
combat
"money
laundering"
(as
defined
in
Article 1 of the Directive (91/308/EEC) of the Council of the European Communities).
21.24 Further assurance
(a)
Each Obligor shall, and
shall procure that each
other Transaction Obligor will, promptly, and in any
event
within
the
time
period
specified
by
the
Lender
do
all
such
acts
(including
procuring
or
arranging any
registration, notarisation
or authentication
or the
giving of any
notice) or
execute
or procure execution of all
such documents (including
assignments, transfers, mortgages, charges,
notices,
instructions,
acknowledgments,
proxies
and
powers
of
attorney),
as
the
Lender
may
specify (and in such form as the Lender may require in favour of the Lender or its nominee(s)):
(i)
to create, perfect, vest in favour of
the Lender or
protect the priority
of the Security
or any
right
of
any
kind
created
or
intended
to
be created
under or
evidenced by
the Finance
Documents (which may include the execution of a mortgage, charge, assignment or other
Security over all
or any of
the assets which
are, or are
intended to
be, the subject of
the

Transaction Security) or for the exercise of any rights, powers and remedies of the Lender or any Receiver or Delegate provided by or pursuant to the Finance Documents or by law;
(ii)
to confer on the Lender Security over any property and assets of that Transaction
Obligor
located in
any jurisdiction
equivalent or
similar to
the Security
intended to
be conferred
by or pursuant to the Finance Documents;
(iii)
to facilitate
or expedite the
realisation and/or sale of,
the transfer of
title to or the
grant
of,
any
interest
in
or
right
relating
to
the
assets
which
are,
or
are
intended
to
be,
the
subject
of
the
Transaction
Security
or
to
exercise
any
power
specified
in
any
Finance
Document in respect of which the Security has become enforceable; and/or
(iv)
to
enable
or
assist
the
Lender
to
enter
into
any
transaction
to
commence,
defend
or
conduct
any
proceedings
and/or
to
take
any
other
action
relating
to
any
item
of
the
Security Property.
(b)
Each Obligor shall, and shall procure
that each other Transaction
Obligor will, take all such action
as
is
available
to
it
(including
making
all
filings
and
registrations)
as
may
be
necessary
for
the
purpose
of
the
creation,
perfection,
protection
or
maintenance
of
any
Security
conferred
or
intended to be conferred on the Lender by or pursuant to the Finance Documents.
(c) At the same time as an Obligor delivers to the Lender any document executed by itself or another
Transaction
Obligor pursuant
to this
Clause
21.24
(
Further assurance
), that
Obligor shall
deliver,
or shall procure that
such other Transaction
Obligor will deliver,
to Lender a certificate
signed by
two of that Obligor's or Transaction Obligor's directors or officers which shall:
(i)
set
out
the
text
of
a
resolution
of
that
Obligor's
or
Transaction
Obligor's
directors
specifically authorising the execution of the document specified by the Lender;
and
(ii)
state
that
either
the
resolution
was
duly
passed
at
a
meeting
of
the
directors
validly
convened
and
held,
throughout
which
a
quorum
of
directors
entitled
to
vote
on
the
resolution
was
present,
or
that
the
resolution
has
been
signed
by
all
the
directors
or
officers and is valid under that Obligor's or
Transaction Obligor's articles of association or
other constitutional documents.
22 INSURANCE UNDERTAKINGS
22.1 General
The undertakings in this Clause
22
(
Insurance Undertakings
) remain in force from
the date of this
Agreement throughout the rest
of the Security
Period except as the Lender
may otherwise permit.
22.2 Maintenance of obligatory insurances
Each Guarantor shall keep the Ship owned by it insured at its expense against:
(a) fire and usual marine risks (including hull and machinery and excess risks);
(b) war risks;

(c) protection and indemnity risks; and
(d) any other risks which the Lender may request from time to time.
22.3
Terms of obligatory
insurances
Each Guarantor shall effect such insurances:
(a) in dollars;
(b)
in the
case of
fire
and usual
marine risks
and war
risks, on
an agreed
value
basis in
an amount
which:
(i) shall be at least equal to the Market Value of the Ship owned by it; and
(ii)
when aggregated with the amount for which any other Ship then subject to a
Mortgage is
insured pursuant to this paragraph
(b)
, shall be at least the greater of:
(A)
120
per
cent.
of
the
aggregate
of
(1)
the
Loan
then
outstanding
and
(2)
the
Maximum Swap Exposure; and
(B)
the aggregate Market Value
of all Ships then subject to a Mortgage; and
(c)
in the case
of oil pollution
liability risks,
for an aggregate
amount equal
to the highest
level of cover
from
time to
time available
under basic
protection and
indemnity club
entry and
in accordance
with the international group of protection and indemnity clubs;
(d) in the case of protection and indemnity risks, in respect of the full tonnage of its Ship;
(e) on approved terms; and
(f)
through Approved Brokers and
with approved first class
insurance companies and/or
underwriters
or, in the case
of war
risks and
protection and indemnity
risks, in
approved war risks
and protection
and indemnity risks associations.
22.4 Further protections for the Lender
In addition
to the
terms set
out in
Clause
22.3
(
Terms
of obligatory
insurances
), each
Guarantor
shall procure that the obligatory insurances effected by it shall:
(a) subject always to paragraph
(b)
, name that
Guarantor as the sole
named insured
unless such other
person
is
approved
and,
if
so
required
by
the
Lender,
has
duly
executed
and
delivered
a
first
priority
assignment
of
its
interest
in
its
Ship's
Insurances
to
the
Lender
in
an
approved
form
(pursuant to
an Assignment
of Insurances,
or in
the case
of an
Approved Manager,
a Manager's
Undertaking) and
provided such
supporting documents
and opinions
in relation
to that
assignment
as the Lender requires;
(b)
whenever the
Lender requires,
name (or be
amended to
name) the Lender
as additional
named
insured for its rights and interests, warranted no
operational interest and with full waiver of
rights

of subrogation against the Lender, but without the Lender being liable to pay (but having the
right
to pay) premiums, calls or other assessments in respect of such insurance;
(c) name the Lender as loss payee with such directions for payment as the Lender may specify;
(d)
provide that
all payments
by or
on behalf of
the insurers
under the obligatory
insurances to
the
Lender shall be made without set off, counterclaim or deductions or condition whatsoever;
(e)
provide that
the obligatory
insurances shall
be primary without
right of
contribution from
other
insurances which may be carried by the Lender;
and
(f) provide that the Lender may make proof of loss if that Guarantor fails to do so.
22.5 Renewal of obligatory insurances
Each Guarantor shall:
(a)
at least 21 days before the expiry of any obligatory insurance effected by it:
(i)
notify
the
Lender
of
the
Approved
Brokers
(or
other
insurers)
and
any
protection
and
indemnity
or
war
risks
association
through
or
with
which
it
proposes
to
renew
that
obligatory insurance and of the proposed terms of renewal; and
(ii)
obtain the Lender's approval to the matters referred
to in sub-paragraph
(i)
above;
(b)
at least 14 days
before the expiry of
any obligatory insurance,
renew that obligatory insurance
in
accordance with the Lender's approval pursuant to paragraph
(a)
above; and
(c)
procure that
the Approved Brokers
and/or the approved
war risks and
protection and indemnity
associations
with
which
such
a
renewal
is
effected
shall
promptly
after
the
renewal
notify the
Lender in writing of the terms and conditions of the renewal.
22.6 Copies of policies; letters of undertaking
Each Guarantor shall ensure that the Approved Brokers
provide the Lender with:
(a) pro forma
copies of
all policies
relating to
the obligatory
insurances which
they are
to effect
or
renew; and
(b)
a letter
or letters
of undertaking in
a form required
by the Lender
and including undertakings by
the Approved Brokers that:
(i) they will notify the Lender promptly:
(A)
they cease to the
brokers through which the obligatory
insurances are placed; and
(B)
they receive
any notices
of cancellation
from the
underwriters in
respect of
the
insurances;

(ii)
they
will
have
endorsed
on
each
policy,
immediately
upon
issue,
a
loss
payable
clause
acceptable
to
the
Lender
and
a
notice
of
assignment
complying
with
the
provisions
of
Clause
22.4
(
Further protections for the Lender );
(iii)
they will hold such policies, and the benefit
of such insurances, to the order of the Lender
in accordance with such loss payable clause;
(iv)
they
will
advise
the
Lender
immediately
of
any
material
change
to
the
terms
of
the
obligatory insurances;
(v)
they
will,
if
they
have
not
received
notice
of
renewal
instructions
from
the
relevant
Guarantor or
its agents,
notify the Lender
not less than
14 days
before the
expiry of
the
obligatory insurances;
(vi)
if they
receive instructions
to renew
the obligatory
insurances, they
will promptly
notify
the Lender of the terms of the instructions;
(vii)
they will not set off against
any sum recoverable
in respect of a claim relating to
the Ship
owned
by
that
Guarantor
under
such
obligatory
insurances
any
premiums
or
other
amounts due to
them or
any other
person whether
in respect of
that Ship or
otherwise,
they waive
any lien
on the
policies, or any
sums received
under them, which
they might
have
in
respect
of
such
premiums
or
other
amounts
and
they
will
not
cancel
such
obligatory insurances by reason of non-payment
of such premiums or
other amounts; and
(viii)
they will
arrange for
a separate
policy to
be issued in
respect of
the Ship
owned by
that
Guarantor forthwith upon being so requested by the Lender.
22.7 Copies of certificates of entry
Each
Guarantor
shall ensure
that any
protection and
indemnity and/or
war risks
associations in
which the Ship owned by it is entered provide the Lender with:
(a) a certified copy of the certificate of entry for that Ship;
(b) a letter or letters of undertaking in such form as may be required by the Lender; and
(c)
a
certified
copy
of
each
certificate
of
financial
responsibility
for
pollution
by
oil
or
other
Environmentally
Sensitive Material
issued by
the relevant
certifying authority
in relation
to that
Ship.
22.8 Deposit of original policies
Each
Guarantor
shall ensure
that
all policies
relating
to
obligatory
insurances effected
by it
are
deposited with the Approved Brokers through which the insurances are effected or renewed.
22.9 Payment of premiums
Each
Guarantor
shall
punctually
pay
all
premiums
or
other
sums
payable
in
respect
of
the
obligatory
insurances
effected
by
it
and
produce
all
relevant
receipts
when
so
required
by
the
Lender.

22.10 Guarantees
Each Guarantor
shall ensure that
any guarantees
required by
a protection
and indemnity or
war
risks association are promptly issued and remain in full force and effect.
22.11 Compliance with terms of insurances
(a)
No Obligor shall do or omit
to do (nor permit to be done or not
to be done) any act or thing which
would or might render any obligatory insurance invalid, void, voidable or unenforceable or render
any sum payable under an obligatory insurance repayable in whole or in part.
(b) Without limiting paragraph
(a)
above and without prejudice to the Guarantor's
obligations under
Clause
23
(
General Ship Undertakings ), each Guarantor shall:
(i)
take all
necessary action and comply with
all requirements which may
from time to
time
be applicable to the obligatory insurances,
and (without limiting the obligation contained
in
sub-paragraph
(iv)
of
paragraph
(b)
of
Clause
22.6
(
Copies
of
policies;
letters
of
undertaking
)) ensure
that the
obligatory insurances are
not made
subject to
any exclusions
or qualifications to which the Lender has not given its prior approval;
(ii)
not make any changes relating
to the classification or classification society or manager or operator
of
the
Ship owned
by
it
unless
they
are
approved
by
the
underwriters
of
the
obligatory insurances;
(iii)
make
(and
promptly
supply
copies
to
the
Lender
of)
all
quarterly
or
other
voyage
declarations which
may be
required by
the protection
and indemnity risks
association in
which the Ship owned
by it is entered to maintain
cover for trading to the United States of
America and
Exclusive
Economic
Zone (as
defined in
the United
States
Oil Pollution
Act
1990 or any other applicable legislation); and
(iv)
not
employ
the
Ship
owned
by
it,
nor
allow
it
to
be
employed,
otherwise
than
in
conformity
with
the
terms
and
conditions
of
the
obligatory
insurances,
without
first
obtaining the
consent of
the insurers
and complying
with any
requirements (as
to extra
premium or otherwise) which the insurers specify.
22.12 Alteration to terms of insurances
No Obligor shall make or agree to any alteration to the
terms of any obligatory insurance or waive
any right relating to any obligatory insurance.
22.13 Settlement of claims
Each Guarantor shall:
(a)
not settle, compromise or abandon any claim under any obligatory insurance for
Total
Loss or for
a Major Casualty; and

(b)
do all things necessary
and provide all documents,
evidence and information to enable
the Lender
to collect
or recover
any moneys
which at any
time become payable
in respect of
the obligatory
insurances.
22.14 Provision of copies of communications
Each Guarantor shall provide the Lender,
at the time of each such communication, with copies of
all written communications between that Guarantor and:
(a) the Approved Brokers;
(b) the approved protection and indemnity and/or war risks associations; and
(c) the approved insurance companies and/or underwriters,
which relate directly or indirectly to:
(i)
that
Guarantor's
obligations
relating
to
the
obligatory
insurances
including,
without
limitation, all requisite declarations and payments of additional premiums or calls; and
(ii)
any credit
arrangements made between
that Guarantor
and any of
the persons referred
to in paragraphs
(a)
or
(b)
above relating wholly or partly to the effecting or maintenance of the obligatory insurances.
22.15 Provision of information
Each Guarantor
shall promptly
provide the
Lender (or any
persons which
it may
designate) with
any information which the Lender (or any such designated person) requests for the purpose of:
(a)
obtaining
or
preparing
any
report
from
an
independent
marine
insurance
broker
as
to
the
adequacy of the obligatory insurances effected or proposed to be effected; and/or
(b)
effecting,
maintaining
or
renewing
any
such
insurances
as
are
referred
to
in
Clause
22.16
( Mortgagee's interest insurances
) or dealing with or considering
any matters
relating to any such
insurances,
and the
Obligors
shall, forthwith
upon demand,
indemnify the
Lender in
respect of
all fees
and
other expenses incurred by or for the account
of the Lender in connection with
any such report as
is referred to in paragraph
(a)
above.
22.16 Mortgagee's interest insurances
(a)
The Lender
shall be
entitled from
time to
time to
effect, maintain and
renew a
mortgagee's interest
marine
insurance
in
an
amount
equal
to
115
per
cent.
of
the
aggregate
of
the
Loan
then
outstanding and the
Maximum Swap
Exposure, on
such terms,
through such
insurers and generally
in such manner as the Lender may from time to time consider appropriate.
(b)
The Obligors shall
upon demand fully indemnify the
Lender in respect of
all premiums and other
expenses
which
are
incurred
in
connection
with
or
with
a
view
to
effecting,
maintaining
or

renewing
any
insurance referred
to
in paragraph
(a)
above
or
dealing with,
or considering,
any
matter arising out of any such insurance.
23 GENERAL SHIP UNDERTAKINGS
23.1 General
The undertakings
in this
Clause
23
(
General Ship
Undertakings
) remain
in force
on and
from the
date of this
Agreement and throughout
the rest of
the Security Period except
as the Lender may
otherwise permit.
23.2 Ships' names and registration
Each Guarantor shall, in respect of the Ship owned by it:
(a)
keep
that Ship
registered
in its
name under
the Approved
Flag from
time to
time at
its port
of
registration;
(b)
not do
or allow
to be
done anything
as a
result of
which such
registration
might be
suspended,
cancelled or imperilled;
(c) not enter into any dual flagging arrangement in respect of that Ship; and
(d) not change the name of that Ship,
provided that
any agreed change of name or flag of a Ship shall be subject to:
(i)
that Ship
remaining subject
to Security
securing the
Secured Liabilities
created by
a first
priority or preferred ship mortgage on that Ship
and, if appropriate, a first priority
deed of
covenant collateral to that mortgage (or equivalent first priority Security) on substantially the same terms as
the Mortgage on that
Ship and on such other
terms and in such other
form as the Lender shall approve or require; and
(ii)
the
execution
of
such
other
documentation
amending
and
supplementing
the
Finance
Documents as the Lender shall approve or require.
23.3 Repair and classification
Each Guarantor shall keep the Ship owned by it in a good and safe condition and state of repair:
(a)
consistent with first class ship ownership and management practice;
(b)
so as
to maintain
the Approved Classification
free of
outstanding recommendations
and conditions
affecting that Ship's class; and
(c) in compliance with the relevant international convention requirements.

23.4 Classification society undertaking
Each
Guarantor
shall,
in
respect
of
the
Ship
owned
by
it,
instruct
the
relevant
Approved
Classification Society
(and procure
that the
Approved Classification
Society undertakes
with the
Lender):
(a)
to send to the Lender,
following receipt of a written request from the
Lender, certified true copies
of all original class records held by the Approved Classification Society in relation to that Ship;
(b) to allow the Lender (or its agents), at any time and from time to time, to inspect the original class and related
records of
that Guarantor
and that Ship
at the
offices of the
Approved Classification
Society and to take copies of them;
(c) to notify the Lender immediately in writing if the Approved Classification Society:
(i)
receives
notification
from
that
Guarantor
or
any
person
that
that
Ship's
Approved
Classification Society is to be changed; or
(ii)
becomes aware of
any facts or matters
which may result in
or have resulted
in a change,
suspension, discontinuance,
withdrawal
or expiry
of that
Ship's class
under the
rules or
terms
and
conditions
of
that
Guarantor
or
that
Ship's
membership
of
the
Approved
Classification Society;
(d) following receipt of a written request from the Lender:
(i)
to
confirm
that
that
Guarantor
is
not
in
default
of
any
of
its
contractual
obligations
or
liabilities to the Approved Classification
Society, including confirmation
that it has paid in
full all fees or other charges due and payable to the Approved Classification Society; or
(ii)
to confirm that
that Guarantor is in
default of any of
its contractual obligations
or liabilities
to
the Approved
Classification Society,
to
specify to
the Lender
in reasonable
detail the
facts
and
circumstances
of
such
default,
the
consequences
of
such
default,
and
any
remedy period agreed or allowed by the Approved Classification Society.
23.5 Modifications
No Guarantor shall make any modification or
repairs to, or replacement of, any Ship or
equipment
installed on it
which would
or might alter
the structure,
type or
performance characteristics of
that
Ship or reduce its value.
23.6 Removal and installation of parts
(a) Subject to paragraph
(b)
below,
no Guarantor
shall remove any
material part of
any Ship, or
any
item of equipment installed on any Ship unless:
(i)
the part or item so
removed is forthwith replaced by a
suitable part or item which
is in the
same condition as or better condition than the part or item removed;
(ii)
the replacement part or item is free from
any Security in favour of any
person other than
the Lender;
and

(iii)
the replacement part
or item becomes,
on installation on
that Ship, the
property of that
Guarantor and subject to the security constituted by the Mortgage on that Ship.
(b)
A
Guarantor
may
install
equipment
owned
by
a
third
party
if
the
equipment
can
be
removed
without any risk of damage to the Ship owned by that Guarantor.
23.7 Surveys
Each Guarantor
shall submit the Ship owned by
it regularly to all
periodic or other surveys which
may be required for classification purposes and, if so required by the Lender,
provide the Lender,
with copies of all survey reports.
23.8 Inspection
Each Guarantor shall
permit the Lender (acting through surveyors
or other persons appointed
by
it for that
purpose) to board the
Ship owned by it
at all reasonable
times to inspect its
condition
or to
satisfy themselves
about proposed
or executed
repairs and
shall afford
all proper
facilities
for such inspections.
23.9 Prevention of and release from arrest
(a) Each Guarantor shall, in respect of the Ship owned by it, promptly discharge:
(i)
all
liabilities
which
give
or
may
give
rise
to
maritime
or
possessory
liens
on
or
claims
enforceable against that Ship, its Earnings or its Insurances;
(ii)
all
Taxes,
dues
and
other
amounts
charged
in
respect
of
that
Ship,
its
Earnings
or
its
Insurances; and
(iii) all other outgoings whatsoever in respect of that Ship, its Earnings or its Insurances.
(b)
Each Guarantor shall immediately upon receiving notice of
the arrest of the Ship owned by
it or of
its
detention
in
exercise
or
purported
exercise
of
any
lien
or
claim,
take
all
steps
necessary
to
procure its release by providing bail or otherwise as the circumstances may require.
23.10 Compliance with laws etc.
Each Obligor shall:
(a) comply, or procure compliance with all laws or regulations:
(i) relating to its business generally; and
(ii)
relating to the Ship owned by it,
its ownership, employment, operation, management and
registration,
including, but not limited to:
(A) the ISM Code;

(B) the ISPS Code;
(C) all Environmental Laws;
(D) all Sanctions; and
(E) the laws of the Approved Flag; and
(b)
obtain,
comply
with
and
do
all
that
is
necessary
to
maintain
in
full
force
and
effect
any
Environmental Approvals; and
(c) ensure that all required trading certificates for that Ship remain valid at all times.
23.11 ISPS Code
Without limiting paragraph
(a)
of Clause
23.10
(
Compliance with laws etc. ), each Guarantor shall:
(a)
procure that
the Ship
owned by
it and
the company
responsible for
that Ship's
compliance with
the ISPS Code comply with the ISPS Code; and
(b) maintain an ISSC for that Ship; and
(c)
notify
the
Lender
immediately
in
writing
of
any
actual
or
threatened
withdrawal,
suspension,
cancellation or modification of the ISSC.
23.12 Sanctions and Ship trading
Without limiting Clause
23.10
(
Compliance with laws etc. ), each Guarantor shall procure:
(a)
that the Ship
owned by it
shall not be
used by or
for the benefit
of a Prohibited
Person or in trading
to or from a Sanctioned Country;
(b)
that the Ship owned by it shall not otherwise
be used in any manner contrary to Sanctions, or in a
manner that
creates a
risk that
a Transaction
Obligor will
become a
Prohibited Person
or in
any
manner which would cause the Lender to
be in breach of or made subject
to Sanctions, or at risk
of being in breach of or made subject to Sanctions;
(c)
that the Ship owned
by it shall not
be used in trading
in any manner that
creates a risk
that such
Ship will become a Sanctioned Ship;
(a)
that the Ship owned by it shall not be traded in any manner which would trigger the operation of
any
sanctions
limitation
or
exclusion
clause
(or
similar)
in
the
Insurances
in
carrying
illicit
or
prohibited goods; in a
way which may make
that Ship liable to be
condemned by a prize court
or
destroyed, seized or confiscated; in any part of
the world where there are hostilities
(whether war
has been declared or not); or in carrying contraband good; and
(b)
without prejudice to
the above
provisions of this
Clause
23.12
(
Sanctions and Ship
trading
), that
each
time charterparty
in respect
of
the Ship
owned by
it shall
contain,
for
the benefit
of
that
Guarantor,
language
which
gives
effect
to
the
provisions
of
paragraph
(a)
of
Clause
23.10
(
Compliance with
laws etc.
) as
regards
Sanctions and
paragraph
(b)
and
(c)
of this
Clause
23.12

(
Sanctions
and
Ship
trading
)
and
which
charterparty
permits
refusal
of
employment
or
voyage
orders if such employment or compliance with
such orders either results, or risks
resulting in non-
compliance with such provisions or breaches,
or risks breaching (in the opinion of
that Guarantor)
Sanctions.
23.13
Trading in war zones or excluded
areas
No Guarantor shall cause or permit any Ship to enter or trade to any zone which is declared a war zone by any
government or by that
Ship's war risks insurers
or which is otherwise excluded
from
the scope of coverage of the obligatory insurances unless:
(a) the prior written consent of the Lender has been given; and
(b)
that Guarantor
has (at
its expense)
effected
any special,
additional or
modified insurance
cover
which the Lender may require.
23.14 Provision of information
Without prejudice to Clause
19.6
(
Information: miscellaneous ) each Guarantor shall, in respect of the
Ship
owned
by
it,
promptly
provide
the
Lender
with
any
information
which
it
requests
regarding:
(a) that Ship, its employment, position and engagements;
(b) the Earnings and payments and amounts due to its master and crew;
(c) any expenditure incurred, or likely to be incurred, in connection with the operation, maintenance or repair of that Ship and any payments made by it in respect of that Ship;
(d) any towages and salvages; and
(e)
its compliance, the Approved Manager's
compliance and the compliance
of that Ship with
the ISM
Code and the ISPS Code,
and, upon
the Lender's
request, promptly
provide copies
of any
current Charter
relating to
that
Ship, of
any current guarantee
of any such
Charter, the Ship's Safety
Management Certificate, ISSC,
any relevant Document of Compliance and any other trading certificates requested by the Lender for that Ship.
23.15 Notification of certain events
Each Guarantor
shall, in respect of
the Ship owned by
it, immediately notify the
Lender by fax
or
email, confirmed forthwith by letter,
of:
(a) any casualty to that Ship which is or is likely to be or to become a Major Casualty;
(b)
any occurrence as
a result
of which
that Ship has
become or is,
by the passing
of time
or otherwise,
likely to become a Total
Loss;
(c) any requisition of that Ship for hire;

(d) any requirement or recommendation made in relation to that Ship by any insurer or classification society or by any competent authority which is not immediately complied with;
(e)
any arrest or detention of
that Ship or any exercise
or purported exercise of any
lien on that Ship
or the Earnings;
(f) any intended dry docking of that Ship;
(g)
any
Environmental
Claim
made
against
that
Guarantor
or
in
connection
with
that
Ship,
or
any
Environmental Incident;
(h)
any
claim
for
breach of
the ISM
Code or
the ISPS
Code
being made
against
that
Guarantor,
an
Approved Manager or otherwise in connection with that Ship; or
(i)
any other matter,
event or incident, actual or threatened, the effect of which will or could lead to the ISM Code or the ISPS Code not being complied with;
(j)
any
notice,
or
such
Guarantor
becoming
aware,
of
any
claim,
action,
suit,
proceeding
or
investigation
against
any
Transaction
Obligor,
any
of
its
Subsidiaries
or
any
of
their
respective
directors, officers, employees or agents with respect to Sanctions; or
(k)
any circumstances
which could give
rise to a
breach of any
representation or
undertaking in this
Agreement, or any Event of Default, relating to Sanctions,
and each Guarantor
shall keep the Lender
advised in writing on a regular
basis and in such detail
as
the
Lender
shall
require
as
to
that
Guarantor's,
any
such
Approved
Manager's
or
any
other
person's response to any of those events or matters.
23.16 Restrictions on chartering, appointment of managers etc.
No Guarantor shall, in relation to the Ship owned by it:
(a) let that Ship on demise charter for any period;
(b)
enter
into
any
time, voyage
or
consecutive
voyage
charter
in respect
of
that
Ship other
than a
Permitted Charter;
(c) amend, supplement or terminate a Management Agreement or an Assignable Charter;
(d)
appoint a
manager of
that Ship
other than
the Approved
Manager or
agree to
any alteration
to
the terms of an Approved Manager's appointment;
(e) de activate or lay up that Ship; or
(f)
put that Ship into
the possession of any person
for the purpose of work
being done upon it in an
amount exceeding or likely to
exceed $1,000,000 (or the equivalent in any other currency) unless that person has first
given to the Lender
and in terms satisfactory
to it a written
undertaking not
to exercise any lien on that Ship or its Earnings for the cost of such work or for any other reason.

23.17 Notice of Mortgage
Each Guarantor shall keep the
relevant Mortgage registered against the Ship
owned by it
as a valid
first preferred
mortgage, carry
on board
that Ship a
certified copy of
the relevant
Mortgage and
place and maintain
in a conspicuous
place in the
navigation room
and the master's
cabin of that
Ship a framed printed notice stating that that Ship is mortgaged by that Guarantor to the Lender.
23.18 Sharing of Earnings
No Guarantor shall enter
into any agreement or
arrangement for the sharing
of any Earnings other
than for the purposes of this Agreement.
23.19 Inventory of Hazardous Materials
Each Guarantor
shall maintain an Inventory
of Hazardous Materials
in respect of the
Ship owned
by it.
23.20 Notification of compliance
Each Guarantor shall promptly
provide the Lender from time to
time with evidence (in such form
as the Lender requires) that it is complying with this Clause
23
(
General Ship Undertakings ).
23.21 Charterparty Assignment
If a Guarantor
enters into
any Assignable Charter
(subject to obtaining
the prior written
consent
of the
Lender (such
consent not
to
be unreasonably
withheld) in
accordance with
Clause
23.16
(
Restrictions on chartering, appointment of
managers etc.
)) that Guarantor shall, at the request
of
the
Lender,
execute
in
favour
of
the
Lender
a
Charterparty
Assignment
in
respect
of
that
Assignable Charter and shall:
(a)
in
the
case
where
such
Assignable
Charter
is
a
time
charter,
serve
notice
of
that
Charterparty
Assignment on the relevant
charterer and any
charter guarantor and
procure that that
charterer
and that charter guarantor acknowledges
such notice in such form as the Lender may approve
or
require;
(b)
in
the
case
where
such
Assignable
Charter
is
a
demise
or
bareboat
charter,
procure
that
the
relevant bareboat charterer (i) undertakes to: (A)
comply with all
of that Guarantor's undertakings
with
regard
to
the
employment,
insurances,
operation,
repairs
and
maintenance
of
the
Ship
owned by it contained in this Agreement, the Mortgage on that Ship and any General Assignment in relation to
that Ship and (B)
subordinate its rights
and interests
under the relevant
Assignable
Charter to the rights
and interests of the Lender
under the Finance
Documents and (ii)
provides an
assignment
of
its
rights,
title
and
interest
in
the
Insurances,
Earnings
and
Requisition
Compensation of that Ship in agreed form; and
(c)
in
any
case,
deliver
to
the
Lender
such
other
documents
in
connection
with
that
Charterparty
Assignment
as
the
Lender may
require
(including, without
limitation,
documents
equivalent
to
those
referred
to
in
paragraphs
1.1
,
1.2
,
1.3
,
1.4
,
1.5
,
2.2
,
5
and
6.1
of
Part
A
of
Schedule
2
(
Conditions
precedent
to
Utilisation
Request
)
in
relation
to
that
Guarantor
and
that
Assignable
Charter).

24 SECURITY COVER
24.1 Minimum required security cover
Clause
24.2
(
Provision
of
additional
security;
prepayment
)
applies
if,
the
Lender
notifies
the
Borrower that:
(a)
the aggregate Market Value
of each Ship then subject to a Mortgage; plus
(b)
the net
realisable value
of additional
Security previously
provided under
this Clause
24
(
Security
Cover ),
is below
125 per
cent. of
the aggregate
of (a)
the Loan,
minus any
additional security
provided
previously by way of pledged cash deposit, and (b) any Hedging Close-Out Liabilities.
24.2 Provision of additional security; prepayment
(a)
If
the
Lender
serves
a
notice
on
the
Borrower
under
Clause
24.1
(
Minimum
required
security
cover
), the
Borrower shall,
on or
before
the date
falling one
Month after
the date
on which
the
Lender's notice is served
(the "
Prepayment Date
"), prepay such part of
the Loan as shall
eliminate
the shortfall.
(b) The Borrower may, instead of making a prepayment as described in paragraph
(a)
above, provide,
or
ensure
that
a
third
party
has
provided,
additional
security
acceptable
to
the
Lender
in
its
absolute discretion:
(i) has a net realisable value at least equal to the shortfall; and
(ii) is documented in such terms as the Lender may approve or require, before the Prepayment
Date,
and conditional upon such security being provided in such manner, it shall satisfy such prepayment obligation.
24.3 Value of additional vessel security
The net realisable value of
any additional security which is
provided under Clause
24.2
(
Provision
of additional
security; prepayment
) which
constitutes a
first
preferred
or first
priority mortgage
over a vessel shall be the Market Value of the vessel concerned.
24.4 Valuations binding
Any valuation under this Clause
24
(
Security Cover ) shall be binding and conclusive as regards the
Borrower.
24.5 Provision of information
(a) Each Obligor shall promptly provide the Lender and any Approved Valuer acting under this Clause
24
(
Security Cover
) with
any information
which the
Lender or
the Approved
Valuer
may request
for the purposes of the valuation.

(b)
If
an
Obligor
fails
to
provide
the
information
referred
to
in
paragraph
(a)
above
by
the
date
specified
in
the
request,
the
valuation
may
be
made
on
any
basis
and
assumptions
which
the
Approved Valuer or the Lender considers prudent.
24.6 Prepayment mechanism
Any
prepayment pursuant
to Clause
24.2
(
Provision of
additional security;
prepayment
) shall
be
made in accordance
with the relevant
provisions of Clause
7
(
Prepayment and Cancellation ) and
shall be
treated as a
voluntary prepayment pursuant
to Clause
7.4 (
Voluntary prepayment of
Loan
).
24.7 Provision of valuations
The Lender shall be
entitled to obtain,
in addition to the
valuations obtained for
the purposes of
the Utilisation, two
valuations of
a Ship then subject
to a Mortgage
and of any
other vessel over
which additional Security
has been created in accordance
with Clause
24.2
(
Provision of additional
security; prepayment
), each
from an
Approved Valuer
selected and
appointed by
the Lender
(in
the case of the
first valuation) and by
the Borrower (in
the case of the
second valuation), to enable
the Lender
to determine
the Market
Value
of a
Ship or
vessel no
more than
15 days
before
the
Utilisation Date
and at
least once
in every
calendar year
thereafter
(as of
31 December
of each
calendar year
or at
such date
as may
be advised
by the
Lender to
the Borrower
in writing
from
time to time), Provided that
if the two valuations differ by an amount greater than 15 per cent., a third valuation shall be
obtained by an
Approved Valuer selected and appointed
by the Lender
and
the Market Value of that Ship or other vessel shall be the arithmetic mean of the three valuations obtained (with the arithmetic mean of any range to apply if an Approved Valuer gives a range).
24.8 Payment of valuation expenses
Without prejudice to the generality
of the obligations of
the Obligors under Clause
16
(
Costs and
Expenses
), the Obligors shall, on demand, pay to the Lender the amount of the fees and expenses
of the Approved Valuers or experts instructed by the Lender under this Clause
24
(
Security Cover )
and all legal and other expenses incurred by the Lender in connection with any matter arising out of this Clause
24 (
Security Cover
) once in
a calendar year
in respect of
each Ship
or any other
vessel
over
which
additional
Security
has
been
created
in
accordance
with
Clause
24.2
(
Provision
of
additional Security; prepayment
) (in addition
to any valuations obtained
in respect of
each Ship for
purposes of the Utilisation) and at any time when there is an Event of Default.
25
ACCOUNTS,
APPLICATION OF EARNINGS AND HEDGE RECEIPTS
25.1 Accounts
No Guarantor may, without the
prior consent of
the Lender, maintain any bank
account other than
its respective Earnings Account.
25.2 Payment of Earnings
(a)
Each
Guarantor
shall
ensure
that,
subject
only
to
the
provisions
of
the
General
Assignment
to
which it
is a
party,
all the
Earnings in
respect
of the
Ship owned
by it
are
paid into
its Earnings
Account.

(b)
The Borrower shall insure
that all Hedge Receipts
are paid into the
Deposit Account or any
other
account
of
the
Borrower
unless
an
Event
of
Default
has
occurred,
or
the
Hedging
Agreement
provides otherwise.
25.3 Location of Accounts
Each Obligor shall promptly:
(a)
comply with
any requirement
of the
Lender as
to the
location or
relocation of
any Earnings
Account
and the Deposit Account; and
(b)
execute any
documents which the Lender
specifies to create
or maintain in
favour of
the Lender
Security
over
(and/or
rights
of
set-off,
consolidation
or
other
rights
in
relation
to)
the
Deposit
Account.
26 EVENTS OF DEFAULT
26.1 General
Each
of
the events
or circumstances
set out
in this
Clause
26
(
Events
of Default
) is
an Event
of
Default except for Clause
26.19
(
Acceleration ) and Clause
26.20
(
Enforcement of security ).
26.2 Non-payment
A Transaction
Obligor does
not pay
on the
due date
any amount
payable pursuant
to a
Finance
Document at the place at and in the currency in which it is expressed to be payable unless:
(a) its failure to pay is caused by:
(i) administrative or technical error; or
(ii) a Disruption Event; and
(b) payment is made within three Business Days of its due date.
26.3 Specific obligations
A breach
occurs of
Clause
4.4
(
Waiver of
conditions precedent
), Clause
20
(
Financial Covenants ),
Clause
21.10
(
Title
),
Clause
21.11
(
Negative
pledge and
disposals
),
Clause
21.20
(
Unlawfulness,
invalidity and ranking; Security imperilled ), Clause
21.22
(
Anti-corruption law ), Clause
21.23
(
Anti-
money laundering ), Clause
22 (
Insurance Undertakings ), Clause
23.12
(
Sanctions and Ship
trading
),
or,
save to
the extent
such breach
is a
failure to
pay and
therefore
subject to
Clause
26.2
(
Non-
payment ), Clause
24
(
Security Cover ).
26.4 Other obligations
(a)
A Transaction
Obligor does not comply with
any provision of
the Finance Documents (other than
those referred to in Clause
26.2
(
Non-payment ) and Clause
26.3
(
Specific obligations )).

(b)
No
Event
of Default
under paragraph
(a)
above
will occur
if the
failure
to
comply is
capable
of
remedy and is
remedied within ten Business
Days of the
Lender giving notice to the
Borrower or
(if earlier) any Transaction Obligor becoming aware of the failure to comply.
26.5 Misrepresentation
Any
representation
or
statement
made or
deemed to
be made
by
a Transaction
Obligor
in
the
Finance Documents or
any other document
delivered by or
on behalf of
any Transaction
Obligor
under
or
in
connection
with
any
Finance
Document
is
or
proves
to
have
been
incorrect
or
misleading when made or deemed to be made.
26.6 Cross default
(a)
Any Financial Indebtedness
of any Obligor
or any other
member of the
Group is not
paid when due
nor within any originally applicable grace period.
(b) Any Financial Indebtedness of any Obligor or any other member of the Group is declared to be or otherwise becomes
due and
payable prior to
its specified
maturity as a
result of an
event of default
(however described).
(c)
Any commitment for any Financial
Indebtedness of any Obligor
or any other
member of the
Group
is cancelled
or
suspended by
a creditor
of
any
Obligor
or any
other member
of the
Group
as a
result of an event of default (however described).
(d)
Any creditor
of any
Obligor or
any other
member of
the Group
becomes entitled
to declare
any
Financial Indebtedness of any Obligor
or any other member
of the Group due and
payable prior to
its specified maturity as a result of an event of default (however described).
(e)
No Event of Default will occur
under this Clause
26.6
(
Cross default
) in respect of
an Obligor or any
other member of
the Group if
the aggregate amount of
Financial Indebtedness or
commitment for
Financial Indebtedness (other than any Financial Indebtedness owed to the Lender) falling within
paragraphs
(a)
to
(d)
above is less than $15,000,000 (or its equivalent in any other currency).
26.7 Insolvency
(a) An Obligor:
(i) is unable or admits inability to pay its debts as they fall due;
(ii) is deemed to, or is declared to, be unable to pay its debts under applicable law;
(iii) suspends or threatens to suspend making payments on any of its debts; or
(iv) by reason of actual or anticipated financial difficulties, commences negotiations with one
or
more
of
its
creditors
(excluding
the
Lender
in
its
capacity
as
such)
with
a
view
to
rescheduling any of its indebtedness.
(b)
The value of the assets of any Obligor is less than its
liabilities (taking into account contingent and
prospective liabilities).

(c)
A moratorium is
declared in respect of any
indebtedness of any Obligor.
If a moratorium occurs,
the ending of the moratorium will not remedy any Event of Default caused by that moratorium.
26.8 Insolvency proceedings
(a) Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(i)
the suspension of payments, a moratorium
of any indebtedness, winding-up, dissolution,
administration
or
reorganisation
(by
way
of
voluntary
arrangement,
scheme
of
arrangement or otherwise) of any Obligor;
(ii)
a composition, compromise, assignment or arrangement with any creditor of any Obligor;
(iii)
the
appointment
of
a
liquidator,
receiver,
administrator,
administrative
receiver,
compulsory manager or other similar officer in respect of any Obligor or any of its assets;
or
(iv) enforcement of any Security over any assets of any Obligor, or any analogous procedure or step is taken in any jurisdiction.
(b) Paragraph
(a)
above shall not apply to any winding-up petition which is frivolous or vexatious and is discharged, stayed or dismissed within 14 days of commencement.
26.9
Creditors'
process
Any expropriation, attachment,
sequestration, distress or execution
(or any analogous process in
any
jurisdiction)
affects
any
asset
or
assets
of
a
Transaction
Obligor
(other
than
an
arrest
or
detention of a Ship referred to in Clause
26.13
(
Arrest )).
26.10 Unlawfulness, invalidity and ranking
(a)
It
is or
becomes unlawful
for
a Transaction
Obligor to
perform
any
of
its obligations
under
the
Finance Documents.
(b)
Any obligation of a Transaction
Obligor under the Finance Documents is not or ceases to be legal, valid, binding
or enforceable
if that
cessation individually
or together
with any
other cessations
materially or adversely affects the interests of the Lender under the Finance Documents.
(c)
Any Finance Document ceases to be in full force and effect or to be continuing or is or purports to
be determined or any Transaction Security is alleged by a party to it (other than the Lender) to be ineffective.
(d)
Any Transaction Security proves to have
ranked after,
or loses its priority to, any other Security.
26.11 Security imperilled
Any Security created or intended to be created by a Finance Document is in any way imperilled or in jeopardy.

26.12 Cessation of business
Any Obligor suspends or ceases to carry on
(or threatens to suspend or cease to
carry on) all or a
material
part of
its business
and in
the case
of a
member of
the Group
other than
a Guarantor
such cessation is reasonably likely to have a Material Adverse Effect.
26.13 Arrest
Any arrest of
a Ship or its detention
in the exercise
or the purported exercise
of any lien or
claim
unless it is redelivered
to the full control
of the relevant
Guarantor within 30
days (or such other
longer period as the Lender may agree) of such arrest or detention.
26.14 Expropriation
The authority or ability of any member of
the Group to conduct its business is limited or
wholly or
substantially
curtailed
by any
seizure,
expropriation,
nationalisation,
intervention,
restriction
or
other action by or
on behalf of any governmental, regulatory or
other authority or other
person in
relation to any member of the Group or any of its assets other than:
(a) an arrest or detention of a Ship referred to in Clause
26.13
(
Arrest ); or
(b) any Requisition.
26.15 Repudiation and rescission of agreements
A Transaction
Obligor (or any
other relevant
party) rescinds or
purports to rescind
or repudiates
or purports to repudiate a Transaction
Document or any of the Transaction
Security or evidences
an intention to rescind or repudiate a Transaction Document or any
Transaction Security.
26.16 Litigation
Any litigation, arbitration or administrative
proceedings or investigations of,
or before, any court,
arbitral
body or
agency are
started or
threatened,
or any
judgment or
order of
a court,
arbitral
body
or
agency
is
made,
in
relation
to
any
of
the
Transaction
Documents
or
the
transactions
contemplated in any
of the Transaction
Documents or against any
Obligor or its assets which has
or is likely to have a Material Adverse Effect.
26.17 Sanctions
(a)
Any
Transaction
Obligor or
any
of their
respective Subsidiaries,
directors,
officers or
employees
designated a Prohibited Person or a Ship is designated a Sanctioned Ship.
(b) This Clause
26.17
(
Sanctions
) is without prejudice
to any other Event
of Default which may
occur
by
reason of
breach of,
or non-compliance
with, any
of the
other provisions
of this
Agreement
which relate to Sanctions.
26.18 Material adverse change
Any event or circumstance occurs which has or is likely to have a Material Adverse Effect.

26.19 Acceleration
On and at any
time after the occurrence
of an Event of Default which
is continuing the Lender
may
by notice to the Borrower:
(a) cancel the Commitment, whereupon it shall immediately be cancelled;
(b)
declare that all or part of the Loan,
together with accrued interest, and all other amounts accrued or outstanding under
the Finance Documents
be immediately due
and payable, whereupon
it shall
become immediately due and payable; and/or
(c)
declare that all
or part
of the
Loan be
payable on demand,
whereupon it
shall immediately
become
payable on demand by the
Lender and the Lender may serve notices under
paragraphs
(a)
,
(b)
or
(c)
above simultaneously or on different
dates and the Lender may
take any
action referred to
in
Clause
26.20
(
Enforcement of security
) if no such notice is served or simultaneously
with or at any
time after the service of any of such notice.
26.20 Enforcement of security
On and at any
time after the occurrence
of an Event of Default which
is continuing the Lender
may
take any action which, as a result of the Event
of Default or any notice served under Clause
26.19
( Acceleration
), the Lender
is entitled to
take
under any
Finance Document or
any applicable
law
or regulation.

SECTION
9
CHANGES TO THE LENDER AND THE OBLIGORS
27 CHANGES TO THE LENDER
27.1 Assignment by the Lender
Subject to this Clause
27
(
Changes to the Lender ), the Lender (the " Existing Lender ") may, subject to Clause
27.2
(
Conditions of assignment
), with the
prior written consent
of the Borrower
assign
all (or
part) of its
rights under the
Finance Documents to
another bank or
financial institution or
to
a
trust,
fund or
other
entity
which
is
regularly
engaged
in
or
established
for
the
purpose of
making, purchasing or investing in loans, securities or other financial assets (the " New Lender ").
27.2 Conditions of assignment
(a)
The consent
of the
Borrower is
required for
an assignment
or by
the Existing
Lender,
unless the
assignment is:
(i) to an Affiliate of the Existing Lender; or
(ii) made at a time when an Event of Default is continuing,
in which case prior written notice shall be given to the Borrower.
(b)
The consent
of the
Borrower to
an assignment
must
not be
unreasonably withheld
or delayed.
The Borrower will be
deemed to have given
its consent ten Business
Days after the Existing Lender
has requested it unless consent is expressly refused by the Borrower within that time.
(c) If:
(i)
the Existing Lender assigns
any of its rights or
obligations under the Finance
Documents or
changes its Facility Office; and
(ii)
as
a
result
of
circumstances
existing
at
the
date
the
assignment,
or
change
occurs,
a
Transaction Obligor would
be obliged
to make a
payment to the
New Lender
or the
Existing
Lender
acting
through
its
new
Facility
Office
under
Clause
12
(
Tax
Gross
Up
and
Indemnities
)
or
under
that
clause
as
incorporated
by
reference
or
in
full
in
any
other
Finance Document or Clause
13
(
Increased Costs ),
then the New
Lender or the
Existing Lender acting
through its new
Facility Office is
only entitled
to
receive
payment
under those
Clauses to
the same
extent
as the
Existing Lender
would have
been if the assignment or change had not occurred.
(d)
Each Obligor
on behalf
of itself
and each
Transaction
Obligor agrees
that all
rights and
interests
(present,
future or
contingent) which
the Existing
Lender has
under or
by virtue
of
the Finance
Documents are assigned to the New
Lender absolutely, free of any defects in the Existing Lender's title and of any rights or equities
which the Borrower or any other Transaction Obligor has against the Existing Lender.

27.3 Security over Lender's rights
In addition
to the other
rights provided to
the Lender
under this
Clause
27 (
Changes to
the Lender
),
the Lender may without
consulting with or
obtaining consent from any Transaction Obligor, at any
time
charge,
assign
or
otherwise
create
Security
in
or
over
(whether
by
way
of
collateral
or
otherwise) all or any of its rights under any Finance
Document to secure obligations of the Lender
including, without limitation:
(a)
any charge, assignment
or other Security
to secure obligations
to a federal reserve
or central bank;
and
(b)
if the Lender is
a fund, any charge, assignment
or other Security
granted to any holders (or trustee
or representatives
of holders) of obligations
owed, or securities issued, by
the Lender as security
for those obligations or securities,
except that no such charge, assignment or Security shall:
(i) release the Lender from any of its obligations under the Finance Documents or substitute the beneficiary of the relevant charge, assignment or Security for the Lender as a party to any of the Finance Documents; or
(ii)
require any
payments to be
made by a
Transaction
Obligor other than or
in excess of,
or
grant to any person any more extensive rights than,
those required to be made
or granted
to the Lender under the Finance Documents.
28 CHANGES TO THE TRANSACTION OBLIGORS
28.1 Assignment or transfer by Transaction Obligors
No Transaction Obligor may assign any of
its rights or transfer any of
its rights or
obligations under
the Finance Documents.
28.2 Additional Subordinated Creditors
(a)
The
Borrower
may
request
that
any
person
becomes
a
Subordinated
Creditor,
with
the
prior
approval of the Lender,
by delivering to the Lender:
(i) a duly executed Subordination Agreement;
(ii) a duly executed Subordinated Debt Security; and
(iii)
such
constitutional
documents,
corporate
authorisations
and
other
documents
and
matters as
the Lender may
reasonably require,
in form and
substance satisfactory
to the
Lender,
to verify
that the
person's
obligations
are legally
binding, valid
and enforceable
and to satisfy any applicable legal and regulatory requirements.
(b)
A person referred
to in paragraph
(a)
above will become a Subordinated Creditor on
the date the
Lender enters
into
the Subordination
Agreement and
the Subordinated
Debt Security
delivered
under paragraph
(a)
above.

SECTION
10
ADMINISTRATION
29
PAYMENT
MECHANICS
29.1 Payments to the Lender
(a)
On
each
date
on
which
a
Transaction
Obligor
is
required
to
make
a
payment
under
a
Finance
Document, that Transaction Obligor shall make an amount equal to such payment available to the
Lender (unless a contrary indication appears in a Finance Document) for value on the due date at
the time and in such funds specified by the Lender as being customary at the time for settlement
of transactions in the relevant currency in the place of payment.
(b)
Payment
shall
be
made
to
such
account
in
the
principal financial
centre
of
the country
of
that
currency (or,
in relation to euro, in a principal financial centre in such Participating Member State or London, as specified by the Lender) and with such bank
as the Lender,
in each case, specifies.
29.2 Application of receipts; partial payments
(a)
If the
Lender receives
a payment
that is
insufficient to
discharge all
the amounts
then due
and
payable
by
a
Transaction
Obligor
under
the
Finance
Documents,
the
Lender
may
apply
that
payment towards the obligations of that Transaction Obligor under the Finance Documents in any
manner it may decide.
(b) Paragraph
(a)
above will override any appropriation made by a Transaction Obligor.
29.3 No set-off by Transaction Obligors
(a)
All
payments
to
be
made
by
a
Transaction
Obligor
under
the
Finance
Documents
shall
be
calculated and be made without (and free and clear
of any deduction for) set-off or counterclaim.
(b) Paragraph
(a)
above shall not affect the operation
of any payment or close-out netting
in respect
of any amounts owing under the Hedging Agreement.
29.4 Business Days
(a)
Any payment under
the Finance
Documents which
is due
to be
made on
a day that
is not
a Business
Day shall
be made on
the next
Business Day
in the
same calendar month
(if there
is one) or
the
preceding Business Day (if there is not).
(b)
During any
extension of
the due
date for
payment of
any principal
or an
Unpaid Sum
under this
Agreement interest
is payable on the
principal or Unpaid Sum at
the rate payable
on the original
due date.
29.5 Currency of account
(a)
Subject to
paragraphs
(b)
and
(c)
below,
dollars
is the
currency of
account and
payment for
any
sum due from a Transaction Obligor under any Finance Document.

(b)
Each payment
in respect
of costs,
expenses or
Taxes
shall be
made in
the currency
in which
the
costs, expenses or Taxes
are incurred.
(c)
Any amount
expressed to
be payable
in a currency
other than
dollars shall
be paid in
that other
currency.
29.6 Change of currency
(a)
Unless otherwise
prohibited by
law,
if more
than one currency
or currency
unit are
at the
same
time recognised by the central bank of any country as the lawful currency of that country, then:
(i) any reference in the Finance Documents to, and any obligations arising under the Finance
Documents in,
the currency
of that
country shall
be translated into,
or paid
in, the
currency
or currency unit of that country designated by the Lender; and
(ii)
any translation from
one currency or currency
unit to another shall be
at the official rate
of exchange recognised by
the central bank
for the conversion of
that currency or
currency
unit into the other, rounded up or down by the Lender.
(b)
If
a
change
in
any
currency
of
a
country
occurs,
this
Agreement
will,
to
the
extent
the
Lender
specifies to
be necessary,
be amended
to comply
with any
generally
accepted conventions
and
market practice in the Relevant Market
and otherwise to reflect the change in currency.
29.7 Currency conversion
The obligations of any Transaction Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.
29.8 Disruption to Payment Systems etc.
If
either
the
Lender
determines
(in
its
discretion)
that
a
Disruption
Event
has
occurred
or
the
Lender is notified by the Borrower that a Disruption Event has occurred:
(a)
the Lender may,
and shall if requested to
do so by the Borrower,
consult with the Borrower
with
a
view
to
agreeing
with
the
Borrower
such
changes
to
the
operation
or
administration
of
the
Facility as the Lender may deem necessary in the circumstances;
(b)
the Lender shall not
be obliged to consult
with the Borrower in
relation to any changes mentioned
in paragraph
(a)
above if,
in its opinion, it is
not practicable to
do so in the
circumstances and, in
any event, shall have no obligation to agree to such changes;
(c)
any such
changes agreed upon
by the Lender
and the Borrower
shall (whether or
not it is
finally
determined that a
Disruption Event has
occurred) be binding
upon the Parties and
any Transaction
Obligors
as
an
amendment
to
(or,
as
the
case
may
be,
waiver
of)
the
terms
of
the
Finance
Documents; and
(d)
the Lender
shall not
be liable
for any
damages, costs
or losses
to any
person, any
diminution in
value or any liability whatsoever (including, without limitation for negligence, gross negligence or any other
category of
liability whatsoever
but not including
any claim
based on
the fraud
of the

Lender) arising as a result of its taking, or failing to take, any actions pursuant to or in connection
with this Clause
29.8
(
Disruption to Payment Systems etc. ).
30 SET-OFF
The Lender may set off any matured obligation due from a Transaction Obligor under the Finance
Documents (to the extent beneficially
owned by the Lender)
against any matured obligation owed
by the Lender to that Transaction
Obligor,
regardless of the place of
payment, booking branch or
currency of either
obligation.
If the obligations
are in different currencies, the
Lender may convert
either obligation
at a
market
rate of
exchange
in its
usual course
of business
for the
purpose of
the set-off.
31 CONDUCT OF BUSINESS BY THE LENDER
No provision of this Agreement will:
(a)
interfere with the right of the
Lender to arrange its affairs
(tax or otherwise) in whatever manner
it thinks fit;
(b)
oblige the Lender to
investigate or
claim any credit,
relief,
remission or repayment
available to it
or the extent, order and manner of any claim; or
(c)
oblige
the
Lender
to
disclose
any
information
relating
to
its
affairs
(tax
or
otherwise)
or
any
computations in respect of Tax.
32 BAIL-IN
Notwithstanding any other term of any Finance Document or any other agreement, arrangement
or
understanding
between
the
parties
to
a
Finance
Document,
each
Party
acknowledges
and
accepts
that
any
liability
of
any
party
to
a
Finance
Document
under
or
in
connection
with
the
Finance
Documents
may
be
subject
to
Bail-In
Action
by
the
relevant
Resolution
Authority
and
acknowledges and accepts to be bound by the effect of:
(a) any Bail-In Action in relation to any such liability, including (without limitation):
(i)
a
reduction,
in
full
or
in
part,
in
the
principal
amount,
or
outstanding
amount
due
(including any accrued but unpaid interest) in respect of any such liability;
(ii)
a
conversion
of
all,
or
part
of,
any
such
liability
into
shares
or
other
instruments
of
ownership that may be issued to, or conferred on, it; and
(iii) a cancellation of any such liability; and
(b)
a variation of any term
of any Finance Document
to the extent necessary to
give effect to any Bail-
In Action in relation to any such liability.

33 NOTICES
33.1 Communications in writing
Any communication to
be made
under or
in connection
with the
Finance Documents
shall be
made
in writing and, unless otherwise stated, may be made by fax, email or letter.
33.2 Addresses
The address, email and fax number
(and the department or officer, if any, for whose attention the communication is to
be made) of each
Party for
any communication or
document to be made
or
delivered under or in connection with the Finance Documents are:
(a) in the case of the Borrower, that specified in
Schedule 1
(
The Parties );
(b)
in the
case of
any other
Obligor or
the Lender,
that specified
in
Schedule 1
(
The Parties
) or,
if it
becomes
a
Party
after
the date
of
this
Agreement,
that
notified
in writing
to
the Lender
on
or
before the date on which it becomes a Party;
or any
substitute address,
fax
number or
department or
officer as
an Obligor
may
notify to
the
Lender (or the
Lender may notify
to the other
Parties, if
a change is
made by the
Lender) by not
less than five Business Days'
notice.
33.3 Delivery
(a)
Any
communication
or
document
made
or
delivered
by
one
person
to
another
under
or
in
connection with the Finance Documents will only be effective:
(i) if by way of fax, when received in legible form; or
(ii)
if by way of letter, when it has been left at the
relevant address or five Business Days after
being deposited
in the
post postage prepaid
in an
envelope addressed to
it at
that address,
and, if a particular department or officer
is specified as part of its
address details provided under
Clause
33.2
(
Addresses ), if addressed to that department or officer.
(b)
Any
communication
or
document
to
be made
or
delivered
to
the
Lender
will be
effective
only
when
actually
received
by
it
and
then
only
if
it
is
expressly
marked
for
the
attention
of
the
department
or
officer
of
the
Lender
specified
in
Schedule
1
(
The
Parties
)
(or
any
substitute
department or officer as the Lender shall specify for this purpose).
(c)
Any
communication
or
document
made
or
delivered
to
the
Borrower
in
accordance
with
this
Clause will be deemed to have been made or delivered to each of the Transaction Obligors.
(d)
Any communication or document
which becomes effective,
in accordance with paragraphs
(a)
to
(c)
above, after 5.00 p.m. in the place of receipt shall be deemed only to become effective on the
following day.

33.4 Electronic communication
(a) Any communication to be made or document to be delivered by one Party to another under or in connection
with the
Finance Documents
may
be made
or
delivered
by
electronic mail
or other
electronic means (including,
without limitation, by
way of posting
to a secure
website) if those
two
Parties:
(i)
notify each other in writing of their electronic mail address and/or any other information
required to enable the transmission of information by that means; and
(ii)
notify each other
of any
change to
their address or
any other
such information
supplied
by them by not less than five Business Days'
notice.
(b)
Any
such electronic
communication
or
delivery as
specified in
paragraph
(a)
above to
be made
between an
Obligor and
the Lender may
only be
made in that
way to
the extent
that those
two
Parties
agree
that,
unless
and
until
notified
to
the
contrary,
this
is
to
be
an
accepted
form
of
communication or delivery.
(c)
Any
such
electronic
communication
or
document
as
specified
in
paragraph
(a)
above
made
or
delivered by one Party to
another will be
effective only when actually received
(or made available)
in readable form and in the
case of any electronic communication or document
made or delivered
by a Party to the Lender only if it is addressed in
such a manner as the Lender shall
specify for this
purpose.
(d)
Any
electronic
communication
or
document
which
becomes
effective,
in
accordance
with
paragraph
(c)
above,
after
5.00
p.m.
in
the
place
in
which
the
Party
to
whom
the
relevant
communication
or
document
is
sent
or
made
available
has
its
address
for
the
purpose
of
this
Agreement shall be deemed only to become effective on the following day.
(e)
Any reference
in a Finance Document
to a communication
being sent or received
or a document
being
delivered
shall
be
construed
to
include
that
communication
or
document
being
made
available in accordance with this Clause
33.4
(
Electronic communication ).
33.5 English language
(a) Any notice given under or in connection with any Finance Document must be in English.
(b) All other documents provided under or in connection with any Finance Document must be:
(i) in English; or
(ii)
if
not
in
English,
and
if
so
required
by
the
Lender,
accompanied
by
a
certified
English
translation prepared by a
translator approved by
the Lender and, in this case, the English
translation will prevail
unless the document is
a constitutional, statutory
or other official
document.

33.6 Hedging Agreement
Notwithstanding anything
in Clause
1.1
(
Definitions
), references
to the
Finance Documents
or a
Finance
Document
in
this
Clause
do
not
include
the
Hedging
Agreement
entered
into
by
the
Borrower in connection with the Facility.
34 CALCULATIONS AND CERTIFICATES
34.1 Accounts
In
any
litigation
or
arbitration
proceedings
arising
out
of
or
in
connection
with
a
Finance
Document, the entries
made in the
accounts maintained
by the Lender
are
prima facie
evidence
of the matters to which they relate.
34.2 Certificates and determinations
Any certification or determination
by the Lender
of a rate or
amount under any
Finance Document
is, in the absence of manifest error, conclusive evidence of the matters to which it relates.
34.3 Day count convention and interest calculation
(a)
Any interest,
commission or fee
accruing under a Finance
Document will accrue
from day
to day
and the
amount of
any such
interest,
commission or
fee
is calculated
on the
basis of
the actual
number of days elapsed and a year of 360 days
or,
in any case where the practice in the Relevant
Market differs, in accordance with that market practice.
(b)
The aggregate amount
of any accrued interest,
commission or fee which
is, or becomes, payable
by an Obligor under a Finance Document shall be rounded to 2 decimal places.
35 PARTIAL INVALIDITY
If, at any time, any provision of a
Finance Document is
or becomes illegal, invalid or
unenforceable
in any
respect under
any law
of any
jurisdiction, neither the
legality,
validity or
enforceability of
the
remaining
provisions
under
the
law
of
that
jurisdiction
nor
the
legality,
validity
or
enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
36 REMEDIES AND WAIVERS
(a)
No failure
to exercise,
nor any
delay in
exercising,
on the
part of
the Lender
or any
Receiver or
Delegate,
any right
or remedy
under a
Finance Document
shall operate
as a
waiver of
any such
right or remedy
or constitute an
election to affirm
any Finance Document.
No election to affirm
any
Finance Document
on the
part of
the Lender
or any
Receiver or
Delegate
shall be
effective
unless it is in writing.
No single or partial exercise of any right
or remedy shall prevent any further
or other exercise or
the exercise of any other
right or remedy.
The rights and remedies provided
in each Finance Document are cumulative and
not exclusive of any rights or remedies provided by
law.

(b)
No variation or
amendment of a Finance
Document shall be valid
unless in writing and signed
by
the Lender.
37 ENTIRE AGREEMENT
(a)
This
Agreement,
in
conjunction
with
the
other
Finance
Documents,
constitutes
the
entire
agreement
between
the
Parties
and
supersedes
all
previous
agreements,
understandings
and
arrangements between them, whether in writing or oral, in respect of its subject matter.
(b)
Each
Obligor
acknowledges
that
it
has
not
entered
into
this
Agreement
or
any
other
Finance
Document in reliance
on, and shall
have no remedies in
respect of, any representation or warranty
that is not expressly set out in this Agreement or in any other Finance Document.
38 SETTLEMENT OR DISCHARGE CONDITIONAL
Any
settlement
or
discharge
under
any
Finance
Document
between
the
Lender
and
any
Transaction
Obligor
shall
be
conditional
upon
no
security
or
payment
to
the
Lender
by
any
Transaction Obligor or any
other person being
set aside,
adjusted or
ordered to be
repaid, whether
under any insolvency law or otherwise.
39 IRREVOCABLE PAYMENT
If the
Lender considers that
an amount
paid or
discharged by, or on
behalf of, a
Transaction Obligor
or
by any
other person
in purported
payment or
discharge of
an obligation
of
that Transaction
Obligor to the Lender under the
Finance Documents is capable of being avoided
or otherwise set
aside
on
the
liquidation
or
administration
of
that
Transaction
Obligor
or
otherwise,
then
that
amount shall not be
considered to have
been unconditionally and irrevocably
paid or discharged
for the purposes of the Finance Documents.
40
AMENDMENTS
40.1 Obligor intent
Without prejudice
to the
generality of
Clauses
1.2
(
Construction ) and
17.4
(
Waiver of
defences
),
each Obligor expressly confirms that it intends that any guarantee contained in this
Agreement or
any other Finance
Document and
any Security created
by any Finance
Document shall
extend from
time to time to any (however fundamental) variation,
increase, extension or addition of or to any
of the Finance Documents and/or any facility or amount made available under any of the Finance
Documents for
the purposes of
or in
connection with any
of the
following: business
acquisitions
of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to
new borrowers;
any other variation
or extension of the
purposes for which
any such
facility or amount might
be made available from
time to time;
and any fees, costs
and/or expenses
associated with any of the foregoing.

41 CONFIDENTIAL INFORMATION
41.1 Confidentiality
The
Lender
agrees
to
keep
all
Confidential
Information
confidential
and
not
to
disclose
it
to
anyone, save
to the extent
permitted by Clause
41.2
(
Disclosure of Confidential Information ) and
to ensure
that all
Confidential Information
is protected
with security
measures and
a degree
of
care that would apply to its own confidential information.
41.2 Disclosure of Confidential Information
The Lender may disclose:
(a)
to
any
of
its
Affiliates
and
Related
Funds
and
any
of
its
or
their
officers,
directors,
employees,
professional
advisers,
auditors,
insurers,
insurance
advisors,
insurance
brokers,
partners
and
Representatives
such
Confidential
Information
as
the
Lender
shall
consider
appropriate
if
any
person
to
whom
the
Confidential
Information
is
to
be
given
pursuant
to
this
paragraph
(a)
is
informed in writing of its
confidential nature and that some
or all of such Confidential
Information
may be price-sensitive information except that there
shall be no such requirement to so inform if
the
recipient
is
subject
to
professional
obligations
to
maintain
the
confidentiality
of
the
information or is
otherwise bound
by requirements
of confidentiality
in relation
to the
Confidential
Information;
(b) to any person:
(i)
to (or
through) whom
it assigns
(or may
potentially assign) all
or any
of its
rights and/or
obligations
under
one
or
more
Finance
Documents
and,
in
each
case,
to
any
of
that
person's Affiliates, Related Funds, Representatives and professional advisers;
(ii)
with (or through) whom it enters
into (or may potentially enter
into), whether directly or
indirectly,
any
sub-participation
in
relation
to,
or
any
other
transaction
under
which
payments
are
to
be
made
or
may
be
made
by
reference
to,
one
or
more
Finance
Documents and/or one
or more Transaction Obligors and
to any of that
person's Affiliates,
Related Funds, Representatives and professional advisers;
(iii) appointed by the Lender or by a person to whom sub-paragraph
(i)
or
(ii)
of paragraph
(b)
above
applies to
receive
communications,
notices, information
or
documents
delivered
pursuant to the Finance Documents on its behalf;
(iv)
who invests
in or
otherwise finances (or
may potentially
invest in
or otherwise finance),
directly or
indirectly,
any transaction
referred
to in
sub-paragraph
(i)
or
(ii)
of paragraph
(b)
above;
(v)
to whom information is required
or requested to be disclosed
by any court of competent
jurisdiction or
any governmental, banking,
taxation or other
regulatory authority
or similar
body,
the
rules
of
any
relevant
stock
exchange
or
pursuant
to
any
applicable
law
or
regulation;

(vi) to whom information is required to be disclosed in connection with, and for the purposes of,
any
litigation,
arbitrations,
administrative
or
other
investigations,
proceedings
or
disputes;
(vii)
to whom
or for
whose benefit
the Lender charges,
assigns or otherwise
creates Security
(or may do so) pursuant to Clause
27.3
(
Security over Lender's rights );
(viii)
who is a Party, a member of the Group or any related entity of a Transaction
Obligor;
(ix)
as a
result of
the registration
of any
Finance Document as
contemplated
by any
Finance
Document or any legal opinion obtained in connection with any Finance Document; or
(x) with the consent of the Borrower;
in each case, such Confidential Information as the Lender shall consider appropriate if:
(A) in relation to sub-paragraphs
(i)
,
(ii)
and
(iii)
of paragraph
(b)
above, the person to
whom
the
Confidential
Information
is
to
be
given
has
entered
into
a
Confidentiality
Undertaking
except
that
there
shall
be
no
requirement
for
a
Confidentiality Undertaking if the recipient is a professional adviser and is subject to
professional
obligations
to
maintain
the
confidentiality
of
the
Confidential
Information;
(B)
in relation
to sub-paragraphs
(iv)
and
(viii)
of paragraph
(b)
above, the
person to
whom
the
Confidential
Information
is
to
be
given
has
entered
into
a
Confidentiality
Undertaking
or
is
otherwise
bound
by
requirements
of
confidentiality
in
relation
to
the
Confidential
Information
they
receive
and
is
informed that some or all of such Confidential Information may be price-sensitive information;
(C)
in relation to
sub-paragraphs
(v)
,
(vi)
and
(vii)
of paragraph
(b)
above, the person
to whom the Confidential Information is to be given is informed of its confidential
nature
and
that
some
or
all
of
such
Confidential
Information
may
be
price-
sensitive information except that there shall be no requirement to so inform if, in
the opinion of the Lender, it is not practicable so to do in the circumstances;
(c)
to
any
person
appointed
by
the
Lender
or
by
a
person
to
whom
sub-paragraph
(i)
or
(ii)
of
paragraph
(b)
above applies to provide administration
or settlement services in respect of one or
more
of
the
Finance
Documents
including
without
limitation,
in
relation
to
the
trading
of
participations
in
respect
of
the
Finance
Documents,
such
Confidential
Information
as
may
be
required to be disclosed to enable such service provider to provide any of the services referred to
in this
paragraph
(c)
if the
service provider
to whom
the Confidential
Information is
to be
given
has
entered
in
to
a
confidentiality
agreement
substantially
in
the
form
of
the
LMA
Master
Confidentiality
Undertaking
for
Use
With
Administration/
Settlement
Service
Providers
or
such
other form of confidentiality undertaking agreed between the Borrower and the Lender;
(d)
to any rating
agency (including its professional advisers) such Confidential
Information as may be
required
to be
disclosed to
enable such
rating agency
to carry
out its
normal rating
activities in
relation to the
Finance Documents and/or the Transaction
Obligors if the rating
agency to whom

the Confidential Information is to be given is informed of its confidential nature and that some or all of such Confidential Information may be price-sensitive information.
41.3 DAC6
Nothing in
any Finance
Document shall
prevent disclosure of
any Confidential Information
or other
matter
to
the
extent
that
preventing
that
disclosure
would
otherwise
cause
any
transaction
contemplated
by the
Finance Documents
or any
transaction carried
out in
connection with
any
transaction contemplated by the
Finance Documents
to become an
arrangement described in
Part
II A 1 of Annex IV of Directive 2011/16/EU.
41.4 Entire agreement
This Clause
41
(
Confidential Information ) constitutes the entire agreement between the Parties in relation
to
the
obligations
of
the
Lender
under
the
Finance
Documents
regarding
Confidential
Information
and
supersedes
any
previous
agreement,
whether
express
or
implied,
regarding
Confidential Information.
41.5 Inside information
The
Lender
acknowledges
that
some
or
all
of
the
Confidential
Information
is
or
may
be
price-
sensitive
information
and
that
the
use
of
such
information
may
be
regulated
or
prohibited
by
applicable legislation including securities law relating to insider dealing and market abuse and the
Lender undertakes not to use any Confidential Information for any unlawful purpose.
41.6 Notification of disclosure
The Lender agrees (to the extent permitted by law and regulation) to inform the Borrower:
(a)
of
the
circumstances
of
any
disclosure
of
Confidential
Information
made
pursuant
to
sub-
paragraph
(v)
of paragraph
(b)
of Clause
41.2 (
Disclosure of
Confidential Information
) except where
such disclosure
is made
to any
of the
persons referred
to in
that paragraph
during the
ordinary
course of its supervisory or regulatory function; and
(b)
upon becoming
aware that
Confidential Information
has been
disclosed in
breach of
this Clause
41
(
Confidential Information ).
41.7 Continuing obligations
The obligations in this Clause
41
(
Confidential Information
) are continuing and, in particular,
shall
survive and remain binding on the Lender for a period of 12 months from the earlier of:
(a)
the date on
which all
amounts payable by the
Obligors under
or in connection
with this
Agreement
have
been
paid
in
full
and
the
Commitment
has
been
cancelled
or
otherwise
ceased
to
be
available; and
(b) the date on which the Lender otherwise ceases to be the Lender.

42 CONFIDENTIALITY OF FUNDING RATES
42.1 Confidentiality and disclosure
(a)
Each Obligor agrees to keep each Funding Rate
confidential and not to disclose it to anyone, save
to the extent permitted by paragraph
(b)
below.
(b) Each Obligor may disclose any Funding Rate, to:
(i)
any
of
its
Affiliates
and
any
of
its
or
their
officers,
directors,
employees,
professional
advisers, auditors, partners and
Representatives, if any person to whom
that Funding Rate
is to
be given
pursuant to
this sub-paragraph
(i)
is informed
in writing
of its
confidential
nature and
that it
may be
price sensitive
information except
that there
shall be
no such
requirement to so inform if the recipient is subject to professional obligations to maintain the
confidentiality
of
that
Funding
Rate
or
is
otherwise
bound
by
requirements
of
confidentiality in relation to it;
(ii)
any person to whom information
is required or requested to
be disclosed by any court of
competent
jurisdiction
or
any
governmental,
banking,
taxation
or
other
regulatory
authority
or
similar
body,
the
rules
of
any
relevant
stock
exchange
or
pursuant
to
any
applicable
law
or
regulation
if
the
person
to
whom
that
Funding
Rate
is
to
be
given
is
informed in writing
of its confidential
nature and that
it may be
price sensitive information
except that
there shall be no requirement
to so inform
if, in
the opinion of the Lender or
the relevant Obligor, as the case
may be, it
is not practicable
to do so
in the circumstances;
(iii)
any person
to whom
information is
required to
be disclosed in
connection with,
and for
the
purposes
of,
any
litigation,
arbitration,
administrative
or
other
investigations,
proceedings or disputes
if the person
to whom that
Funding Rate is
to be given
is informed
in writing of
its confidential nature
and that it
may be
price sensitive information
except
that
there
shall
be
no
requirement
to
so
inform
if,
in
the
opinion of
the
Lender or
the
relevant
Obligor,
as the
case may
be, it
is not
practicable to
do so
in the
circumstances;
and
(iv) any person with the consent of the Lender.
42.2 Related obligations
(a)
Each Obligor
acknowledges that
each Funding Rate
is or
may be
price sensitive
information and
that
its
use
may
be
regulated
or
prohibited
by
applicable
legislation
including
securities
law
relating to insider dealing and market
abuse and each Obligor undertakes
not to use any Funding
Rate for any unlawful purpose.
(b)
Each Obligor agrees
(to the extent permitted by law and regulation) to inform the Lender:
(i)
of the circumstances
of any disclosure
made pursuant to
sub-paragraph
(ii)
of paragraph
(b)
of Clause
42.1
(
Confidentiality and disclosure ) except where such disclosure is made to any
of
the
persons
referred
to
in
that
paragraph
during
the
ordinary
course
of
its
supervisory or regulatory function; and

(ii)
upon becoming aware that any information has been disclosed in breach of this Clause
42
( Confidentiality of Funding Rates ).
42.3 No Event of Default
No Event of Default will occur under Clause
26.4
(
Other obligations
) by reason only of an
Obligor's
failure to comply with this Clause
42
(
Confidentiality of Funding Rates ).
43 COUNTERPARTS
Each Finance Document
may be
executed in
any number of
counterparts, and this
has the same
effect as if the signatures on the counterparts were on a single copy of the Finance Document.

SECTION
11
GOVERNING LAW AND ENFORCEMENT
44 GOVERNING LAW
This
Agreement
and
any
non-contractual
obligations
arising out
of
or
in
connection
with
it
are
governed by English law.
45 ENFORCEMENT
45.1 Jurisdiction
(a)
Unless specifically
provided in
another Finance Document
in relation
to that
Finance Document,
the
courts
of
England
have
exclusive
jurisdiction
to
settle
any
dispute
arising
out
of
or
in
connection with
any
Finance Document
(including a
dispute
regarding
the existence,
validity or
termination
of
any
Finance
Document
or
any
non-contractual
obligation
arising
out
of
or
in
connection with any Finance Document) (a " Dispute ").
(b)
The Obligors accept that the courts of England
are the most appropriate and convenient courts to
settle Disputes and accordingly no Obligor will argue to the contrary.
(c)
To
the extent
allowed by
law,
this Clause
45.1
(
Jurisdiction
) is
for the
benefit of the
Lender only.
As a result, the Lender shall not
be prevented from taking proceedings relating to a Dispute in any other
courts
with
jurisdiction.
To
the
extent
allowed
by
law,
the
Lender
may
take
concurrent
proceedings in any number of jurisdictions.
45.2 Service of process
(a)
Without
prejudice
to
any
other
mode
of
service
allowed
under
any
relevant
law,
each
Obligor
(other than an Obligor incorporated in England and Wales):
(i)
irrevocably
appoints
HFW
Nominees
Limited,
whose
registered
address
is
at
8
Bishopsgate,
London,
EC2N
4BQ, United Kingdom
as
its
agent
for
service
of
process
in
relation
to
any
proceedings
before
the
English
courts
in
connection
with
any
Finance
Document; and
(ii)
agrees that failure by a process agent to notify the relevant Obligor of the process will not
invalidate the proceedings concerned.
(b) If any person appointed as an agent for service of process is unable for any reason to act as agent for service of
process, the Borrower
(on behalf of
all the Obligors)
must immediately (and
in any
event within
five days of
such event taking
place) appoint another
agent on terms
acceptable to
the Lender.
Failing this, the Lender may appoint another agent for this purpose.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE
1
THE PARTIES
PART A
THE OBLIGORS
Name of Borrower Place of
Incorporation
Registration
number (or
equivalent, if any)
Address for Communication
Diana Shipping Inc. Marshall Islands c/o Diana Shipping Services S.A.
16 Pendelis Street
175 64 Palaio Faliro
Athens
Greece
Attn:
the
Co-Chief
Financial
Officer
Email:
mdede@dianashippinginc.com
izafirakis@dianashippinginc.com
Name of Guarantor Place of
Incorporation
Registration
number (or
equivalent, if any)
Address for Communication
Wake Shipping
Company Inc.
Kiribati Shipping
Company Inc.
Jemo Shipping
Company Inc.
Makur Shipping
Company Inc.
Toku
Shipping
Company Inc.
Marshall Islands
Marshall Islands
Marshall Islands
Marshall Islands
Marshall Islands
c/o Diana Shipping Services S.A.
16 Pendelis Street
175 64 Palaio Faliro
Athens
Greece
Attn:
the
Co-Chief
Financial
Officer
Email:
mdede@dianashippinginc.com
izafirakis@dianashippinginc.com

PART B
THE ORIGINAL LENDER
Name of Original Lender Address for Communication
National Bank of Greece S.A.
2 Bouboulinas Street and Akti Miaouli
Piraeus 18535
Greece
Fax: +30 210 4144120
Attn: Mr Theofanis Takoudis
Email: takoudis.theofanis@nbg.gr

SCHEDULE 2
CONDITIONS PRECEDENT
PART A
CONDITIONS PRECEDENT TO UTILISATION REQUEST
1 Transaction Obligors
1.1 A copy of the constitutional documents of each Transaction Obligor.
1.2 A copy of a resolution of the board of directors of each Transaction Obligor:
(a)
approving the terms
of, and
the transactions contemplated
by,
the Finance Documents to
which
it is a party and resolving that it execute the Finance Documents to which it is a party;
(b) authorising a specified person or persons to execute the Finance Documents to which it is a party on its behalf; and
(c)
authorising a specified
person or persons,
on its behalf, to
sign and/or despatch
all documents and
notices
(including,
if
relevant,
the
Utilisation
Request
and
each
Selection
Notice)
to
be
signed
and/or despatched by
it under, or in
connection with,
the Finance
Documents to which
it is a
party.
1.3
An original of the
power of attorney
of any Transaction
Obligor authorising a specified person
or
persons to execute the Finance Documents to which it is a party.
1.4 A specimen of the signature of each person authorised by the resolution referred to in paragraph
1.2
above.
1.5
A copy of
a resolution signed
by the Borrower
as the
holder of
the issued
shares in each
Guarantor,
approving the terms
of, and
the transactions contemplated
by,
the Finance Documents to
which
that Guarantor is a party.
1.6
A
certificate
of
each
Transaction
Obligor
(signed
by
a
director)
confirming
that
borrowing
or
guaranteeing, as appropriate,
the Commitment would not
cause any borrowing, guaranteeing
or
similar limit binding on that Transaction Obligor to be exceeded.
1.7 A certificate of each Transaction Obligor that is incorporated outside the UK (signed by a director)
certifying either that (i) it
has not delivered particulars of any UK
Establishment to the Registrar of
Companies
as
required
under
the
Overseas
Regulations
or
(ii)
it
has
a
UK
Establishment
and
specifying
the
name
and
registered
number
under
which
it
is
registered
with
the
Registrar
of
Companies.
1.8
A
certificate
of
an authorised
signatory of
the relevant
Transaction
Obligor certifying
that each
copy document relating
to it specified
in this
Part A
of
Schedule 2
(
Conditions Precedent ) is correct,
complete and in full force and effect as at a date no earlier than the date of this Agreement.
2 Other Documents

2.1 A copy of the Hedging Agreement executed by the Borrower.
2.2
Copies
of
any
Assignable
Charter
and
such
documentary
evidence
as
the
Lender
and
its
legal
advisers may require in relation to the due
authorisation and execution by the relevant Guarantor
and the Charterer of such Assignable Charter.
3 Finance Documents
3.1
If
applicable,
a
duly
executed
original
of
the
Subordination
Agreement
and
copies
of
each
Subordinated Finance Document.
3.2
A duly
executed
original of
any
Finance Document
not otherwise
referred
to
in this
Schedule 2
( Conditions Precedent ).
3.3
A
duly
executed
original
of
any
other
document
required
to
be
delivered
by
each
Finance
Document if not otherwise referred to this
Schedule 2
(
Conditions Precedent ).
4 Security
4.1 A duly executed Account Security in relation to the Deposit Account (and of each document to be delivered under it).
4.2
A duly
executed
original of
the Hedging
Agreement
Security in
respect of
the Borrower
(and of
each document to be delivered under it).
4.3 If applicable, a duly executed original of the Subordinated Debt Security.
5 Legal opinions
5.1 A legal opinion of Watson, Farley and Williams, Greece, legal advisers to the Lender in England.
5.2
If
a
Transaction
Obligor
is
incorporated
in
a
jurisdiction
other
than
England
and
Wales,
a
legal
opinion of the legal advisers to the Lender in the relevant jurisdiction.
6 Other documents and evidence
6.1
Evidence that
any process agent
referred to
in Clause
45.2
(
Service of process
), if not
an Obligor,
has accepted its appointment.
6.2
A
copy
of
any
other
Authorisation
or
other
document,
opinion
or
assurance
which
the
Lender
considers to
be necessary or
desirable (if it
has notified the Borrower
accordingly) in connection
with
the
entry
into
and
performance
of
the
transactions
contemplated
by
any
Transaction
Document or for the validity and enforceability of any Transaction Document.
6.3 The Original Financial Statements of the Borrower.
6.4
The
original
of
any
mandates
or
other
documents
required
in
connection
with
the
opening
or
operation of the Accounts.

6.5
Evidence
that
the fees,
costs
and expenses
then due
from
the Borrower
pursuant
to
Clause
11
( Fees ) and Clause
16
(
Costs and Expenses ) have been paid or will be paid by the Utilisation Date.
6.6
Such evidence as the Lender may require to be able to satisfy its "know your customer"
or similar
identification procedures in relation to the transactions contemplated by the Finance
Documents.

PART B
CONDITIONS PRECEDENT TO UTILISATION
1 Borrower
A certificate of an authorised
signatory of the Borrower certifying
that each copy document which
it is required to provide
under this
Part B
of
Schedule 2
(
Conditions Precedent ) is correct, complete
and in full force and effect as at the Utilisation Date.
2 Ship and other security
2.1 A duly executed original of the Mortgage and the General Assignment in respect of each Ship and of each document to be delivered under or pursuant to each of them together with documentary evidence
that
the
Mortgage
in
respect
of
each
Ship
has
been
duly
registered
as
a
valid
first
preferred ship mortgage in accordance with the laws of the jurisdiction of its Approved Flag.
2.2
If applicable, a
duly executed original
of any Assignment of
Insurances and each document
to be
delivered under or pursuant to it.
2.3 Documentary evidence that each Ship:
(a)
is
definitively
and
permanently
registered
in
the
name
of
the
relevant
Guarantor
under
the
Approved Flag applicable to that Ship;
(b)
is in the absolute and unencumbered ownership of the relevant
Guarantor save as contemplated
by the Finance Documents;
(c)
maintains
the
Approved
Classification
with
the
Approved
Classification
Society
free
of
all
outstanding recommendations and conditions of the Approved Classification Society; and
(d)
is
insured
in
accordance
with
the
provisions
of
this
Agreement
and
all
requirements
in
this
Agreement in respect of insurances have been complied with.
2.4
Documents establishing each Ship
will, as from the Utilisation
Date be managed commercially and
technically by the Approved Manager on terms acceptable to the Lender, together with:
(a) a Manager's Undertaking for the Approved Manager of each Ship; and
(b)
copies
of
the
Inventory
of
Hazardous
Materials
relating
to
each
Ship,
the
Approved
Manager's
Document of
Compliance and of
Ship's Safety
Management Certificate
(together with
any other
details of the applicable Safety Management System which the Lender requires), and of any other
documents
required
under
the
ISM
Code
and
the
ISPS
Code
in
relation
to
each
Ship
including
without limitation an ISSC.
2.5
An opinion from
an independent insurance consultant
acceptable to the
Lender on such matters
relating to the Insurances as the Lender may require.
2.6
Two, or, in the case such valuations
differ by more than
15 per cent.,
three valuations of each
Ship,
each addressed to the
Lender and from an
Approved Valuer selected and appointed by
the Lender

(in the case of
first valuation) or by the
Borrower (in the case
of the second valuation),
each stated
to be for the purposes of this Agreement and
dated not earlier than 15 days before the Utilisation
Date and showing the Market Value for that Ship.
3 Legal opinions
Legal opinions of the
legal advisers to
the Lender in the jurisdiction
of the Approved Flag
of each
Ship and such other relevant jurisdictions as the Lender may require.
4 Other documents and evidence
4.1
Evidence
that
the fees,
costs
and expenses
then due
from
the
Borrower
pursuant
to
Clause
11
( Fees ) and Clause
16
(
Costs and Expenses ) have been paid or will be paid by the Utilisation Date.
4.2
A
copy
of
any
other
Authorisation
or
other
document,
opinion
or
assurance
which
the
Lender
considers to
be necessary or
desirable (if it
has notified the Borrower
accordingly) in connection
with
the
entry
into
and
performance
of
the
transactions
contemplated
by
any
Transaction
Document
referred
to
in
Paragraph
2
(
Ship
and
other
security
)
above
or
for
the
validity
and
enforceability of any such Transaction Document.

SCHEDULE
3
REQUESTS
PART A
UTILISATION REQUEST
From: DIANA SHIPPING INC.
To: NATIONAL BANK OF GREECE S.A.
Dated: [●] 2025
Diana Shipping Inc. – Up to $55,000,000 Facility Agreement dated [●] 2025 (the "Agreement")
1
We refer to the Agreement.
This is the Utilisation Request.
Terms defined in the Agreement have
the same
meaning in
this Utilisation
Request unless
given a
different
meaning in
this Utilisation
Request.
2 We wish to borrow the Loan on the following terms:
Proposed Utilisation Date:
[●] (or,
if that
is not
a Business
Day,
the next
Business
Day)
Amount:
[●] or, if less, the Available Facility
Interest Period:
[●]
3
We
confirm that
each condition
specified in
Clause
4.1
(
Initial conditions
precedent
) and
Clause
4.2
(
Further
conditions
precedent
)
of
the
Agreement
is
satisfied
on
the
date
of
this
Utilisation
Request.
4 The proceeds of the Loan should be credited to [account].
5 This Utilisation Request is irrevocable.
Yours
faithfully
____________________
[●]
authorised signatory for
DIANA SHIPPING INC.

PART B
SELECTION NOTICE
From: DIANA SHIPPING INC.
To: NATIONAL BANK OF GREECE S.A.
Dated: [●]
Diana Shipping Inc. – Up to $55,000,000 Facility Agreement dated [●] 2025 (the "Agreement")
1
We refer to the Agreement.
This is a Selection Notice.
Terms
defined in the Agreement have the
same meaning in this Selection Notice unless given a different meaning in this Selection Notice.
2
We request that the next Interest Period for
the Loan be [●] Months.
3 This Selection Notice is irrevocable.
Yours
faithfully
____________________
[●]
authorised signatory for
DIANA SHIPPING INC.

SCHEDULE 4
FORM OF COMPLIANCE CERTIFICATE
To: NATIONAL BANK OF GREECE S.A.
as Lender
From: DIANA SHIPPING INC.
Dated:
[●]
Diana Shipping Inc. – $55,000,000 Facility Agreement dated [●] 2025 (the "Agreement")
1
We
refer
to the
Agreement.
This is
a Compliance
Certificate.
Terms
defined in
the Agreement
have the same meaning
when used in
this Compliance Certificate unless
given a different meaning
in this Compliance Certificate.
2 We confirm that: [Insert details of covenants to be certified]
3 We confirm that no Default which is continuing has occurred.
Signed:
________________________
Co -CFO
of
DIANA SHIPPING INC.
[insert applicable certification language]
________________________
for and on behalf of
[ name of auditors of Diana Shipping Inc. ]

SCHEDULE 5
DETAILS OF THE SHIPS
Ship name
Name
of
the
Guarantor
owner
Type GRT NRT Approved
Flag
Approved
Classification
Society
Approved
Classification
Approved
Manager
"MAERA" Wake
Shipping
Company
Inc.
Panamax
bulk carrier
41,342 25,325 Marshall
Islands
BUREAU
VERITAS (BV)
I { HULL { MACH
Bulk
carrier
CSR
BC-A
(holds
2
,4
,6
may
be
empty)
ESP
GRAB
[20]
Unrestricted
navigation CPS(WBT),
{
VeriSTAR
-HULL,
{
AUT-
UMS,
MON-SHAFT,
PROTECTED
FO
TANK,
CYBER
MANAGED,
INWATERSURVEY
Diana
Shipping
Services
S.A.
"LEONIDAS
P.C."
Kiribati
Shipping
Company
Inc.
Kamsarmax
bulk carrier
43,012 27,239 Marshall
Islands
NIPPON KAIJI
KYOKAI (NK)
NS*/MNS* (CSR,
BC-A,
BC-XII,
GRAB
20,
1C)
(ESP)
(IWS)
(IHM)
(Strengthened
for
heavy
cargo
loading
where holds nos. 2,4 &
6 may be empty)
Diana
Shipping
Services
S.A.
"LETO" Jemo
Shipping
Company
Inc.
Panamax
bulk carrier
42,604 26,602 Marshall
Islands
AMERICAN
BUREAU
OF
SHIPPING
(ABS)
A1,
Bulk
Carrier,
BC-A
holds
2,4,&
6
may
be
empty,
ESP,
AMS,
ACCU
Diana
Shipping
Services
S.A.
"MYRSINI" Makur
Shipping
Company
Inc.
Kamsarmax
bulk carrier
42,930 27,324 Marshall
Islands
BUREAU
VERITAS (BV)
I [ HULL [ MACH
Bulk
carrier
CSR
CPS(WBT)
BC-A
(holds
2,4,6
may
be
empty)
ESP GRAB[20]
Unrestricted
navigation
Diana
Shipping
Services
S.A.
"SEATTLE" Toku
Shipping
Company
Inc.
Capesize
bulk carrier
93,216 60,032 Marshall
Islands
NIPPON KAIJI
KYOKAI (NK)
NS*/MNS*
(CSR,
BC-A,
BC-XII,
GRAB
20,
PSPC-
WBT)(ESP)(IWS)(PSCM)
(Strengthened
for
heavy
cargo
loading
Diana
Shipping
Services
S.A.

where hold
nos. 2,4,6 &
8 may be empty)**

SCHEDULE 6
TIMETABLES
Delivery of a duly completed Utilisation
Request
(Clause
5.1
(
Delivery of
the Utilisation
Request
))
or
a
Selection
Notice
(Clause
9.1
(
Selection
of
Interest Periods))
Two
Business
Days
before
the
intended
Utilisation
Date
(Clause
5.1
(
Delivery
of
the
Utilisation
Request
))
or
the
expiry
of
the
preceding
Interest
Period
(Clause
9.1
(
Selection
of Interest Periods))
Reference Rate is fixed
Quotation Day

EXECUTION PAGES
BORROWER
SIGNED
by
)
duly authorised
)
for and on behalf of
)
DIANA SHIPPING INC.
)
in the presence of:
)
Witness' signature:
)
Witness' name:
)
Witness' address:
)
GUARANTORS
SIGNED
by
)
duly authorised
)
for and on behalf of
)
WAKE SHIPPING COMPANY INC.
)
in the presence of:
)
Witness' signature:
)
Witness' name:
)
Witness' address:
)
SIGNED
by
)
duly authorised
)
for and on behalf of
)
KIRIBATI SHIPPING COMPANY
INC.
)
in the presence of:
)
Witness' signature:
)
Witness' name:
)
Witness' address:
)
SIGNED
by
)
duly authorised
)
for and on behalf of
)
JEMO SHIPPING COMPANY INC.
)
in the presence of:
)

Witness' signature:
)
Witness' name:
)
Witness' address:
)
SIGNED
by
)
duly authorised
)
for and on behalf of
)
MAKUR SHIPPING COMPANY INC.
)
in the presence of:
)
Witness' signature:
)
Witness' name:
)
Witness' address:
)
SIGNED
by
)
duly authorised
)
for and on behalf of
)
TOKU SHIPPING COMPANY INC.
)
in the presence of:
)
Witness' signature:
)
Witness' name:
)
Witness' address:
)
ORIGINAL LENDER
SIGNED
by
)
and
)
)
duly authorised
)
for and on behalf of
)
NATIONAL BANK OF GREECE S.A.
)
in the presence of:
)
Witness' signature:
)
Witness' name:
)
Witness' address:
)